UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2014 – DECEMBER 31, 2014

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG Chicago Equity Partners Balanced Fund

Investor Class: MBEAX     |     Service Class: MBESX     |     Institutional Class: MBEYX

AMG Managers High Yield Fund

Investor Class: MHHAX     |     Institutional Class: MHHYX     |

AMG Managers Intermediate Duration Government Fund: MGIDX

AMG Managers Short Duration Government Fund: MGSDX

www.amgfunds.com	AR002-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4

AMG Managers High Yield Fund	15

AMG Managers Intermediate Duration Government Fund	34

AMG Managers Short Duration Government Fund	41

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	52

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	59
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	62
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	63
Detail of changes in assets for the past two years

Statements of Changes in Net Assets	64
Detail of changes in assets for the past two years

Financial Highlights	65
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	70
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79

TRUSTEES AND OFFICERS	80

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund Family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	BofA Merrill Lynch 6-month U.S. Treasury Bill	0.12%	0.16%	0.22%

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG Chicago Equity Partners Balanced Fund
Investor Class
Based on Actual Fund Return	1.09%	$1,000	$1,032	$5.58
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.55
Service Class
Based on Actual Fund Return	0.83%	$1,000	$1,034	$4.27
Hypothetical (5% return before expenses)	0.83%	$1,000	$1,021	$4.25
Institutional Class
Based on Actual Fund Return	0.84%	$1,000	$1,033	$4.30
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
AMG Managers High Yield Fund
Investor Class
Based on Actual Fund Return	1.15%	$1,000	$977	$5.73
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$978	$4.49
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58
AMG Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,019	$4.53
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53
AMG Managers Short Duration Government Fund
Based on Actual Fund Return	0.81%	$1,000	$1,001	$4.09
Hypothetical (5% return before expenses)	0.81%	$1,000	$1,021	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG Chicago Equity Partners Balanced Fund (Institutional Share Class) returned 10.0%, compared to the 10.5% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays U.S. Aggregate Bond Index. Both the equity and fixed income portions of the Fund performed roughly in-line with their respective benchmarks. Throughout the year, the portfolio’s allocation remained at a 5% overweight to equities, an allocation decision that was implemented in December of 2013. This overweight was a benefit to the Fund throughout the year, as equities outpaced fixed-income performance.

The dramatic collapse in the price of oil during the final quarter of 2014 dominated headlines. After peaking at over $100 a barrel in June, oil prices fell by half, ending the year closer to $50 a barrel. Price declines accelerated during the final three months, driven by a combination of continued strong production to an already oversupplied market and by OPEC’s surprise decision to not support prices by reigning in production. According to the U.S. Energy Information Administration, U.S. production increased to 8.6 million barrels a day, the highest in nearly 30 years. The average U.S. household is forecast to spend about $550 less on gasoline in 2015 vs. 2014 based on their current projections. While this windfall is a positive for consumers, there will also be a negative impact on the earnings of energy companies and those impacted by the expected reduction in capital expenditures. The magnitude and breadth of this impact has created a new source of increased uncertainty.

EQUITY

U.S. equity markets paused in the first quarter of 2014 after posting very strong returns in 2013. The second quarter started with a pull-back in some of the highest momentum industries (biotech, internet and software services), which was reflected in poor momentum factor performance early on and strong performance from the value factors. In the third quarter, the spread between large- and small-cap performance (8%) was one of the widest quarterly spreads in favor of large-cap stocks in the last 20 years. Increased volatility returned to the equity markets at the start of the fourth quarter, as the combination of heightened Ebola fears, global economic growth concerns and whether weak oil prices indicated something more sinister spooked investors. However, the early October losses of over 5% were quickly erased, and the market proceeded to record a number of record closing highs on its way to a tenth consecutive positive quarter. The Russell 1000® Index gained 13.2% for the year. Once again, the combination of solid earnings, improving economic conditions and an accommodative U.S. Federal Reserve (the Fed) supported the move higher.

The model’s stock-selection forecasts were mixed for the year. Over the year, there was a positive spread between the top and bottom ranked quintiles, but the last quarter had the least amount of information. Throughout the year there was positive breadth of factor contribution, with each of the four groups contributing, but each factor group had inconsistencies throughout the year. The equity portion of the Fund had excess returns in the first three quarters and negative excess return in the fourth quarter.

Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets and positive growth and moment expectations, built through a disciplined, risk controlled process, delivers consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

FIXED INCOME

Two of the most significant developments in the fixed-income markets recently were the continued widening of corporate spreads that began in late June of this year and a substantial flattening of the yield curve, with short rates modestly increasing and long maturities declining in yield.

Investment-grade corporate spreads, as measured by the Barclays Corporate Index, increased over each of the final five months of 2014. The last time the Barclays Corporate Index had five consecutive months of negative excess returns was in the second half of 2008. Throughout this period, “BBB” rated issuers experienced the most significant increase. The industrial sector increased most, driven by substantially higher spreads in the energy space as a result of the dramatic decline in the price of crude oil. While the full impact of cheaper oil remains uncertain, the high concentration of energy issuers in the “BBB” and high-yield sectors of the debt markets became a source of concern to investors.

The Treasury yield curve “twisted” rather significantly in the fourth quarter, as the short end of the curve responded to the possible increase in overnight rates by the Fed sometime in 2015. Longer maturities remained focused on the uncertain and irregular growth of both domestic and overseas economies. Europe, Japan, China and Russia all experienced declines in economic growth rates, and continue to battle against deflationary influences. Historically, weakness in these large economies has impacted the United States. As a result, in spite of the completion of the third round of quantitative easing, the yield on the 30-year Treasury declined by 121 basis points in 2014.

The fixed-income position in the Fund benefitted from these developments in the last half of the year. Our emphasis on higher quality, lower risk sectors and issuers within our benchmarks resulted in positive performance in the third and fourth quarters. Our underweight to the corporate sector and emphasis on high-quality government bonds did not help in the first half of the year but contributed to the positive excess returns for the second half of the year. Against a backdrop of the end to Quantitative Easing by the Fed, ongoing geopolitical risks and uncertainty regarding global economic growth, we are anticipating higher levels of volatility, and further re-pricing of riskier sectors of the capital markets. Therefore, the fixed-income portion of the portfolio remains defensively positioned in this environment. We continue to believe our positioning is prudent and in-line with our stated objectives, and will benefit our clients.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners LLC, as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

4

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2004 to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Chicago Equity Partners Balanced Fund [2,3,4,5]
Investor Class	9.69%	10.80%	7.30%	8.18%	01/02/97
Service Class	9.93%	—	—	12.84%	11/30/12
Institutional Class	9.97%	11.09%	7.57%	8.58%	01/02/97
60% Russell 1000® Index6/40% Barclays U.S. Aggregate Bond Index[7]	10.49%	11.45%	7.26%	7.71%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
[4]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during the given periods.
[6]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[7]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. The Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Chicago Equity Partners Balanced Fund**
U.S. Government and Agency Obligations	30.7%
Information Technology	13.5%
Industrials	10.1%
Financials	9.6%
Consumer Discretionary	9.0%
Health Care	8.9%
Consumer Staples	4.9%
Energy	3.9%
Materials	2.6%
Utilities	1.8%
Telecommunication Services	1.3%
Other Assets and Liabilities	3.7%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
U.S. Treasury Notes, 2.500%, 05/15/24	3.3%
U.S. Treasury Notes, 0.750%, 03/31/18	2.6
Apple, Inc.*	2.5
U.S. Treasury Notes, 2.625%, 08/15/20	1.9
U.S. Treasury Bonds, 2.750%, 08/15/42	1.7
U.S. Treasury Notes, 0.625%, 08/31/17*	1.5
U.S. Treasury Notes, 3.125%, 05/15/21	1.5
U.S. Treasury Notes, 0.875%, 04/15/17*	1.4
Facebook, Inc., Class A*	1.2
FHLMC, 2.500%, 05/27/16*	1.2

Top Ten as a Group	18.8%

*	Top Ten Holding as of June 30, 2014.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 62.7%
Consumer Discretionary - 9.0%
Advance Auto Parts, Inc.	1,280	$203,878
Asbury Automotive Group, Inc.*	275	20,878
Barnes & Noble, Inc.*	320	7,430
Best Buy Co., Inc.	2,330	90,823
Big Lots, Inc.	1,975	79,039
BJ’s Restaurants, Inc.*	60	3,013
Brown Shoe Co., Inc.	340	10,931
Brunswick Corp.	125	6,407
Buffalo Wild Wings, Inc.*	40	7,215
Build-A-Bear Workshop, Inc.*	825	16,582
Burlington Stores, Inc.*	140	6,616
Cablevision Systems Corp., Class A1	10,240	211,354
Capella Education Co.	40	3,078
The Cato Corp., Class A	120	5,062
Chipotle Mexican Grill, Inc.*	660	451,777
Choice Hotels International, Inc.	800	44,816
Comcast Corp., Class A	8,900	516,289
Cooper Tire & Rubber Co.	80	2,772
Core-Mark Holding Co., Inc.	20	1,239
Cracker Barrel Old Country Store, Inc.	75	10,557
Dana Holding Corp.	110	2,391
DineEquity, Inc.	20	2,073
Domino’s Pizza, Inc.	2,690	253,317
Entercom Communications Corp., Class A*	70	851
Eros International PLC*	115	2,433
Expedia, Inc.	2,070	176,695
Fiesta Restaurant Group, Inc.*	130	7,904
Foot Locker, Inc.	3,890	218,540
Grand Canyon Education, Inc.*	130	6,066
Group 1 Automotive, Inc.	40	3,585
Hanesbrands, Inc.	2,630	293,561
The Home Depot, Inc.	2,425	254,552
HSN, Inc.	230	17,480
Jack in the Box, Inc.	185	14,793
JAKKS Pacific, Inc.*	55	374
Johnson Controls, Inc.	2,090	101,031
Lear Corp.	700	68,656
Liberty Ventures, Series A*	400	15,088
Live Nation Entertainment, Inc.*	275	7,180
Lowe’s Cos., Inc.	4,250	292,400
Marriott International Inc., Class A	1,525	118,996
Marriott Vacations Worldwide Corp.	150	11,181
Michael Kors Holdings, Ltd.*	1,370	102,887

	Shares	Value
Motorcar Parts of America, Inc.*	25	$777
Nautilus, Inc.*	550	8,349
Newell Rubbermaid, Inc.	4,050	154,265
News Corp., Class A*	1,000	15,690
NIKE, Inc., Class B	2,400	230,760
Nutrisystem, Inc.	230	4,497
O’Reilly Automotive, Inc.*	1,030	198,399
Overstock.com, Inc.*[1]	320	7,766
Penske Automotive Group, Inc.	40	1,963
Perry Ellis International, Inc.*	100	2,593
The Priceline Group, Inc.*	85	96,918
Restaurant Brands International LP, UIT*	38	1,421
Restaurant Brands International, Inc.*	3,742	146,095
Select Comfort Corp.*	240	6,487
Signet Jewelers, Ltd.	500	65,785
Skechers U.S.A., Inc., Class A*	270	14,918
Staples, Inc.	5,495	99,569
Starwood Hotels & Resorts Worldwide, Inc.	1,060	85,934
Strayer Education, Inc.*	70	5,200
Target Corp.	1,375	104,376
Tenneco, Inc.*	170	9,624
Tiffany & Co.	2,720	290,659
Time Warner, Inc.	1,730	147,777
Time, Inc.	160	3,938
Tower International, Inc.*	400	10,220
Universal Electronics, Inc.*	310	20,159
The Walt Disney Co.	8,210	773,300
Total Consumer Discretionary		6,179,229
Consumer Staples - 4.9%
Altria Group, Inc.	3,905	192,399
Archer-Daniels-Midland Co.	4,255	221,260
Avon Products, Inc.	6,615	62,115
Bunge, Ltd.	280	25,455
Casey’s General Stores, Inc.	100	9,032
Central Garden and Pet Co., Class A*	370	3,533
The Clorox Co.	750	78,157
The Coca-Cola Co.	1,275	53,830
ConAgra Foods, Inc.	600	21,768
Constellation Brands, Inc., Class A*	4,395	431,457
CVS Health Corp.	1,150	110,756
Dean Foods Co.	220	4,264
Dr Pepper Snapple Group, Inc.	3,320	237,978
Fresh Del Monte Produce, Inc.	180	6,039
Hormel Foods Corp.	1,050	54,705
Ingles Markets, Inc., Class A	10	371

The accompanying notes are an integral part of these financial statements. 7

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples - 4.9% (continued)
Keurig Green Mountain, Inc.	575	$76,127
Kimberly-Clark Corp.	550	63,547
The Kroger Co.	3,185	204,509
Mead Johnson Nutrition Co.	1,900	191,026
Monster Beverage Corp.*	1,000	108,350
National Beverage Corp.*	100	2,262
The Pantry, Inc.*	435	16,121
PepsiCo, Inc.	1,400	132,384
Philip Morris International, Inc.	965	78,599
Pilgrim’s Pride Corp.*[1]	8,170	267,894
The Procter & Gamble Co.	2,110	192,200
Reynolds American, Inc.	3,000	192,810
Sanderson Farms, Inc.	70	5,882
SUPERVALU, Inc.*	250	2,425
USANA Health Sciences, Inc.*	30	3,078
Walgreens Boots Alliance, Inc.	1,300	99,060
The WhiteWave Foods Co.*	5,680	198,743
Total Consumer Staples		3,348,136
Energy - 3.9%
Abraxas Petroleum Corp.*	580	1,705
Adams Resources & Energy, Inc.	40	1,998
Alon USA Energy, Inc.	110	1,394
Anadarko Petroleum Corp.	1,215	100,237
Baker Hughes, Inc.	500	28,035
Carrizo Oil & Gas, Inc.*	45	1,872
Cheniere Energy, Inc.*	4,600	323,840
Chevron Corp.	2,005	224,921
Clayton Williams Energy, Inc.*	55	3,509
ConocoPhillips	2,140	147,788
Delek US Holdings, Inc.	300	8,184
Diamondback Energy, Inc.*	25	1,495
EQT Corp.	795	60,182
Exxon Mobil Corp.	5,625	520,031
FMC Technologies, Inc.*	3,425	160,427
Gastar Exploration, Inc.*	470	1,133
Gulf Island Fabrication, Inc.	355	6,883
Helix Energy Solutions Group, Inc.*	200	4,340
Hess Corp.	810	59,794
Matrix Service Co.*	130	2,902
National Oilwell Varco, Inc.	930	60,943
Newpark Resources, Inc.*	580	5,533
Occidental Petroleum Corp.	695	56,024
Oil States International, Inc.*	700	34,230
Pacific Ethanol, Inc.*	965	9,968

	Shares	Value
Patterson-UTI Energy, Inc.	11,045	$183,237
Phillips 66	1,235	88,550
REX American Resources Corp.*	100	6,197
Schlumberger, Ltd.	1,265	108,044
Southwestern Energy Co.*	5,950	162,376
Teekay Tankers, Ltd., Class A1	2,980	15,079
Tesoro Corp.	1,900	141,265
Triangle Petroleum Corp.*[1]	430	2,055
US Silica Holdings, Inc.[1]	290	7,450
Valero Energy Corp.	2,600	128,700
Western Refining, Inc.	40	1,511
Total Energy		2,671,832
Financials - 8.7%
Aflac, Inc.	800	48,872
AG Mortgage Investment Trust, Inc.	575	10,678
Allied World Assurance Co. Holdings AG	1,500	56,880
The Allstate Corp.	1,340	94,135
American Assets Trust, Inc.	95	3,782
American Capital Agency Corp.	2,175	47,480
American Capital Mortgage Investment Corp.	160	3,014
American International Group, Inc.	2,200	123,222
Ameriprise Financial, Inc.	310	40,997
AmTrust Financial Services, Inc.	150	8,437
Annaly Capital Management, Inc.	1,690	18,269
Anworth Mortgage Asset Corp.	1,430	7,507
Apollo Residential Mortgage, Inc.	60	946
Aspen Insurance Holdings, Ltd.	2,200	96,294
Associated Banc-Corp.	4,390	81,786
Associated Estates Realty Corp.	230	5,338
Axis Capital Holdings, Ltd.	770	39,339
BancFirst Corp.	160	10,142
Banco Latinoamericano de Comercio Exterior, S.A.	110	3,311
Bank of America Corp.	14,750	263,877
Bank of the Ozarks, Inc.	170	6,446
Berkshire Hathaway, Inc., Class B*	1,000	150,150
BofI Holding, Inc.*	50	3,890
Boston Private Financial Holdings, Inc.	215	2,896
Brixmor Property Group, Inc.	4,490	111,532
Capstead Mortgage Corp.[1]	140	1,719
Cathay General Bancorp	330	8,445
Cedar Realty Trust, Inc.	360	2,642
Chimera Investment Corp.	22,500	71,550
The Chubb Corp.	680	70,360
Citigroup, Inc.	400	21,644

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 8.7% (continued)
CME Group, Inc.	1,665	$147,602
Comerica, Inc.	3,710	173,776
Commerce Bancshares, Inc.	630	27,399
Cullen/Frost Bankers, Inc.	1,040	73,466
CyrusOne, Inc.	40	1,102
CYS Investments, Inc.	610	5,319
DiamondRock Hospitality Co.	630	9,368
Equity Lifestyle Properties, Inc.	3,225	166,249
Everest Re Group, Ltd.	425	72,378
Extra Space Storage, Inc.	4,210	246,874
FelCor Lodging Trust, Inc.	180	1,948
First American Financial Corp.	280	9,492
First Defiance Financial Corp.	90	3,065
First Financial Bancorp	80	1,487
First Horizon National Corp.	3,550	48,209
First Interstate BancSystem, Inc., Class A	160	4,451
First Merchants Corp.	110	2,503
First NBC Bank Holding Co.*	165	5,808
The Geo Group, Inc.	320	12,915
The Goldman Sachs Group, Inc.	570	110,483
Great Southern Bancorp, Inc.	250	9,918
Hallmark Financial Services, Inc.*	810	9,793
Hersha Hospitality Trust	2,400	16,872
HFF, Inc., Class A	480	17,242
Highwoods Properties, Inc.	230	10,184
Hudson Pacific Properties, Inc.	315	9,469
Intercontinental Exchange, Inc.	1,000	219,290
JPMorgan Chase & Co.	3,548	222,034
KeyCorp	3,000	41,700
LaSalle Hotel Properties	455	18,414
Lazard, Ltd., Class A*	3,120	156,094
Legg Mason, Inc.	1,785	95,265
Lincoln National Corp.	1,815	104,671
M&T Bank Corp.	325	40,827
Mack-Cali Realty Corp.	5,750	109,595
MainSource Financial Group, Inc.	20	418
Marcus & Millichap, Inc.*	345	11,471
MBIA, Inc.*	8,310	79,277
McGraw Hill Financial, Inc.	2,040	181,519
Meridian Bancorp, Inc.*	210	2,356
Metro Bancorp, Inc.*	290	7,517
MFA Financial, Inc.	2,290	18,297
MGIC Investment Corp.*	1,155	10,765
Morgan Stanley	1,900	73,720

	Shares	Value
Nelnet, Inc., Class A	50	$2,317
New Residential Investment Corp.	680	8,684
Northern Trust Corp.	1,090	73,466
Northrim BanCorp, Inc.	50	1,312
The Phoenix Cos., Inc.*	40	2,755
Physicians Realty Trust	145	2,407
Piedmont Office Realty Trust, Inc., Class A1	6,690	126,040
Piper Jaffray Cos.*	190	11,037
Potlatch Corp.	360	15,073
Preferred Bank	210	5,857
PrivateBancorp, Inc.	360	12,024
The Progressive Corp.	1,820	49,122
Public Storage	1,160	214,426
Reinsurance Group of America, Inc.	1,210	106,020
S&T Bancorp, Inc.	240	7,154
Signature Bank*	1,195	150,522
Simon Property Group, Inc.	1,260	229,459
Sovran Self Storage, Inc.	160	13,955
Square 1 Financial, Inc., Class A*	60	1,482
State Bank Financial Corp.	60	1,199
State Street Corp.	1,670	131,095
Suffolk Bancorp	40	908
Sunstone Hotel Investors, Inc.	260	4,293
SunTrust Banks, Inc.	2,185	91,552
TD Ameritrade Holding Corp.	2,530	90,523
The Travelers Cos., Inc.	1,445	152,953
Universal Insurance Holdings, Inc.	1,160	23,722
Univest Corp. of Pennsylvania	70	1,417
US Bancorp	2,945	132,378
Wells Fargo & Co.	4,770	261,491
WesBanco, Inc.	200	6,960
West Bancorporation, Inc.	50	851
Western Alliance Bancorp*	160	4,448
WisdomTree Investments, Inc.[1]	1,120	17,556
Total Financials		5,960,640
Health Care - 8.9%
Abaxis, Inc.	100	5,683
AbbVie, Inc.	6,805	445,319
Acorda Therapeutics, Inc.*	140	5,722
Aetna, Inc.	725	64,402
Affymetrix, Inc.*	90	888
Agios Pharmaceuticals, Inc.*[1]	45	5,042
Alexion Pharmaceuticals, Inc.*	2,590	479,228
AmerisourceBergen Corp.	200	18,032
Amgen, Inc.	1,000	159,290

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 8.9% (continued)
Anacor Pharmaceuticals, Inc.*	130	$4,192
AngioDynamics, Inc.*	165	3,137
Anika Therapeutics, Inc.*	160	6,518
Anthem, Inc.	1,355	170,283
Avanir Pharmaceuticals, Inc.*	280	4,746
Biogen Idec, Inc.*	290	98,440
Bristol-Myers Squibb Co.	4,400	259,732
Brookdale Senior Living, Inc.*	3,875	142,096
Celgene Corp.*	1,600	178,976
Centene Corp.*	230	23,885
Cepheid, Inc.*	310	16,783
Chemed Corp.[1]	45	4,755
Covidien PLC	1,245	127,339
CR Bard, Inc.	555	92,474
Depomed, Inc.*	900	14,499
Dyax Corp.*	1,915	26,925
Edwards Lifesciences Corp.*	1,510	192,344
Emergent Biosolutions, Inc.*	40	1,089
The Ensign Group, Inc.	25	1,110
Gilead Sciences, Inc.*	5,005	471,771
Greatbatch, Inc.*	85	4,191
HCA Holdings, Inc.*	1,600	117,424
Health Net, Inc.*	2,390	127,937
HealthSouth Corp.	360	13,846
ICU Medical, Inc.*	75	6,143
Illumina, Inc.*	1,800	332,244
Impax Laboratories, Inc.*	120	3,802
Intuitive Surgical, Inc.*	730	386,126
Isis Pharmaceuticals, Inc.*[1]	415	25,622
Johnson & Johnson	2,625	274,496
Lannett Co., Inc.*	280	12,006
Ligand Pharmaceuticals, Inc.*[1]	300	15,963
Magellan Health, Inc.*	30	1,801
Mallinckrodt PLC*	3,170	313,925
McKesson Corp.	1,350	280,233
Medivation, Inc.*	1,230	122,520
Medtronic, Inc.	2,565	185,193
Merck & Co., Inc.	1,305	74,111
Merrimack Pharmaceuticals, Inc.*[1]	3,420	38,646
Natus Medical, Inc.*	550	19,822
NPS Pharmaceuticals, Inc.*	225	8,048
NuVasive, Inc.*	115	5,423
Omeros Corp.*	935	23,169
Owens & Minor, Inc.	60	2,107

	Shares	Value
Pacira Pharmaceuticals, Inc.*	145	$12,856
PAREXEL International Corp.*	200	11,112
Pfizer, Inc.	11,057	344,426
Pharmacyclics, Inc.*[1]	600	73,356
POZEN, Inc.*	580	4,640
Raptor Pharmaceutical Corp.*[1]	270	2,840
Sequenom, Inc.*	5,555	20,554
STERIS Corp.	170	11,025
Triple-S Management Corp., Class B*	360	8,608
United Therapeutics Corp.*	460	59,565
Universal Health Services, Inc., Class B	1,225	136,294
Zeltiq Aesthetics, Inc.*	190	5,303
Total Health Care		6,110,077
Industrials - 8.4%
AAON, Inc.	370	8,284
AAR Corp.	70	1,945
ABM Industries, Inc.	90	2,578
ACCO Brands Corp.*	970	8,740
Accuride Corp.*	1,850	8,029
Alaska Air Group, Inc.	1,670	99,799
Allison Transmission Holdings, Inc.	5,725	194,077
American Woodmark Corp.*	70	2,831
ArcBest Corp.	165	7,651
Argan, Inc.	400	13,456
Avis Budget Group, Inc.*	4,495	298,153
Blount International, Inc.*	1,170	20,557
Brady Corp., Class A	40	1,094
Carlisle Cos., Inc.	1,060	95,654
Caterpillar, Inc.	1,880	172,076
CH Robinson Worldwide, Inc.	300	22,467
Con-way, Inc.	810	39,836
Copa Holdings, S.A., Class A	400	41,456
CRA International, Inc.*	90	2,729
Deluxe Corp.	270	16,808
Douglas Dynamics, Inc.	380	8,143
EMCOR Group, Inc.	40	1,780
Esterline Technologies Corp.*	15	1,645
Exelis, Inc.	2,900	50,837
Federal Signal Corp.	970	14,977
Fluor Corp.	270	16,370
FreightCar America, Inc.	330	8,682
General Dynamics Corp.	1,090	150,006
General Electric Co.	7,330	185,229
The Greenbrier Cos., Inc.[1]	340	18,268
H&E Equipment Services, Inc.	70	1,966

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 8.4% (continued)
Harsco Corp.	3,010	$56,859
HNI Corp.	470	23,998
Huntington Ingalls Industries, Inc.	2,370	266,530
Hurco Cos., Inc.	80	2,727
Hyster-Yale Materials Handling, Inc.	20	1,464
Illinois Tool Works, Inc.	1,600	151,520
Ingersoll-Rand PLC	500	31,695
Insperity, Inc.	50	1,695
ITT Corp.	8,070	326,512
JetBlue Airways Corp.*[1]	580	9,199
John Bean Technologies Corp.	50	1,643
Joy Global, Inc.	790	36,751
Kforce, Inc.	910	21,958
Kimball International, Inc., Class B	305	2,782
Kirby Corp.*	950	76,703
Knight Transportation, Inc.	220	7,405
Korn/Ferry International*	70	2,013
Landstar System, Inc.	730	52,947
Lockheed Martin Corp.	990	190,644
Meritor, Inc.*	940	14,241
The Middleby Corp.*	1,600	158,560
Moog, Inc., Class A*	150	11,105
Mueller Industries, Inc.	50	1,707
MYR Group, Inc.*	115	3,151
Northrop Grumman Corp.	490	72,221
Old Dominion Freight Line, Inc.*	1,400	108,696
Orbital Sciences Corp.*	50	1,345
PAM Transportation Services, Inc.*	175	9,072
Pitney Bowes, Inc.	16,015	390,286
Polypore International, Inc.*	435	20,467
Rockwell Automation, Inc.	445	49,484
Rush Enterprises, Inc., Class A*	95	3,045
SkyWest, Inc.	115	1,527
Snap-on,, Inc.	800	109,392
Southwest Airlines Co.	7,380	312,322
Spirit AeroSystems Holdings, Inc., Class A*	9,010	387,790
Spirit Airlines, Inc.*	30	2,267
SPX Corp.	1,490	128,021
Standex International Corp.	115	8,885
Steelcase, Inc., Class A	630	11,309
Sun Hydraulics Corp.	55	2,166
Teledyne Technologies, Inc.*	165	16,952
TransDigm Group, Inc.	2,010	394,664
Trex Co., Inc.*	160	6,813

	Shares	Value
Trinity Industries, Inc.	5,405	$151,394
Tutor Perini Corp.*	355	8,545
Tyco International PLC	2,125	93,203
Union Pacific Corp.	2,350	279,956
United Rentals, Inc.*	2,310	235,643
West Corp.	390	12,870
Total Industrials		5,788,267
Information Technology - 13.5%
Actua Corp.*	75	1,385
Akamai Technologies, Inc.*	3,010	189,510
Alpha & Omega Semiconductor, Ltd.*	520	4,602
Amphenol Corp., Class A	2,400	129,144
Apple, Inc.	15,375	1,697,092
Applied Materials, Inc.	2,960	73,763
Applied Micro Circuits Corp.*	630	4,108
Arista Networks, Inc.*[1]	3,075	186,837
ARRIS Group, Inc.*	300	9,057
Aspen Technology, Inc.*	700	24,514
Barracuda Networks, Inc.*	190	6,810
Bel Fuse, Inc., Class B	35	957
Blackbaud, Inc.	180	7,787
Blackhawk Network Holdings, Inc., Class B*	607	22,878
Booz Allen Hamilton Holding Corp.	7,875	208,924
Broadcom Corp., Class A	1,100	47,663
Broadridge Financial Solutions, Inc.	2,625	121,222
Brocade Communications Systems, Inc.	7,190	85,130
Cabot Microelectronics Corp.*	25	1,183
CACI International, Inc., Class A*	40	3,447
CDW Corp.	1,500	52,755
Cognizant Technology Solutions Corp., Class A*	1,775	93,471
Comtech Telecommunications Corp.	10	315
Cypress Semiconductor Corp.[1]	630	8,996
DST Systems, Inc.	570	53,666
Electronic Arts, Inc.*	14,915	701,229
Entropic Communications, Inc.*	270	683
Envestnet, Inc.*	100	4,914
EPAM Systems, Inc.*	315	15,041
ePlus, Inc.*	170	12,867
Euronet Worldwide, Inc.*	460	25,254
F5 Networks, Inc.*	1,510	197,002
Facebook, Inc., Class A*	10,755	839,105
Fairchild Semiconductor International, Inc.*	555	9,368
FleetCor Technologies, Inc.*	3,015	448,361
Gartner, Inc.*	400	33,684
Global Payments, Inc.	1,050	84,767

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 13.5% (continued)
Google, Inc., Class A*	420	$222,877
Google, Inc., Class C*	400	210,560
Harris Corp.	340	24,419
Hewlett-Packard Co.	3,900	156,507
Integrated Device Technology, Inc.*	130	2,548
InterDigital, Inc.	440	23,276
International Rectifier Corp.*	1,910	76,209
Intuit, Inc.	390	35,954
Jabil Circuit, Inc.	2,475	54,029
Leidos Holdings, Inc.	975	42,432
LogMeln, Inc.*	490	24,177
Manhattan Associates, Inc.*	575	23,414
ManTech International Corp., Class A	50	1,512
MAXIMUS, Inc.	175	9,597
Methode Electronics, Inc.	230	8,397
Microchip Technology, Inc.[1]	3,745	168,937
Microsoft Corp.	14,665	681,189
MicroStrategy, Inc., Class A*	30	4,872
Palo Alto Networks, Inc.	1,600	196,112
Pandora Media, Inc.*	8,670	154,586
Polycom, Inc.*	4,035	54,473
Power Integrations, Inc.	130	6,726
QLogic Corp.*	50	666
QUALCOMM, Inc.	990	73,587
Quantum Corp.*	2,910	5,122
Rambus, Inc.*	270	2,994
RF Micro Devices, Inc.*[1]	1,135	18,830
Rofin-Sinar Technologies, Inc.*	90	2,589
Rogers Corp.*	20	1,629
Ruckus Wireless, Inc.*	450	5,409
SanDisk Corp.	2,065	202,329
Sanmina Corp.*	690	16,236
Science Applications International Corp.	80	3,962
Semtech Corp.*	170	4,687
SolarWinds, Inc.*	2,175	108,380
SS&C Technologies Holdings, Inc.	30	1,755
Super Micro Computer, Inc.*	80	2,790
Synaptics, Inc.*	35	2,409
Syntel, Inc.*	200	8,996
Tableau Software, Inc., Class A*	2,990	253,432
Take-Two Interactive Software, Inc.*	1,170	32,795
TeleCommunication Systems, Inc., Class A*	620	1,934
Tessera Technologies, Inc.	815	29,144
Texas Instruments, Inc.	2,070	110,673

	Shares	Value
Tyler Technologies, Inc.*	30	$3,283
VASCO Data Security International, Inc.*[1]	885	24,966
VeriSign, Inc.*[1]	2,190	124,830
Visa, Inc., Class A	295	77,349
Western Digital Corp.	610	67,527
Xerox Corp.	2,090	28,967
Xilinx, Inc.	4,200	181,818
Yelp, Inc.*	4,875	266,809
Total Information Technology		9,256,191
Materials - 2.6%
A. Schulman, Inc.	160	6,485
Albemarle Corp.	2,280	137,096
Avery Dennison Corp.	1,130	58,624
Ball Corp.	1,905	129,864
Boise Cascade Co.*	320	11,888
Celanese Corp., Series A	1,000	59,960
Century Aluminum Co.*	440	10,736
Clearwater Paper Corp.*	160	10,968
Commercial Metals Co.	280	4,561
The Dow Chemical Co.	825	37,628
Ferro Corp.*	1,130	14,645
Graphic Packaging Holding Co.*	280	3,814
International Flavors & Fragrances, Inc.	1,300	131,768
Kronos Worldwide, Inc.	40	521
LyondellBasell Industries N.V., Class A	2,850	226,262
Minerals Technologies, Inc.	15	1,042
Newmont Mining Corp.	2,350	44,415
Olin Corp.	140	3,188
Packaging Corp. of America	1,300	101,465
Platform Specialty Products Corp.*	3,425	79,529
PolyOne Corp.	230	8,719
PPG Industries, Inc.	680	157,182
Quaker Chemical Corp.	70	6,443
Resolute Forest Products, Inc.*	20	352
Rockwood Holdings, Inc.	650	51,220
Sealed Air Corp.	1,875	79,556
The Sherwin-Williams Co.	1,000	263,040
Sigma-Aldrich Corp.	200	27,454
Trecora Resources*	480	7,056
UFP Technologies, Inc.*	40	983
United States Steel Corp.	3,620	96,799
Worthington Industries, Inc.	130	3,912
Total Materials		1,777,175

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 1.3%
AT&T, Inc.	5,080	$170,637
Atlantic Tele-Network, Inc.	20	1,352
Frontier Communications Corp.	11,430	76,238
Inteliquent, Inc.	710	13,937
Intelsat, S.A.*	700	12,152
Level 3 Communications, Inc.*	4,400	217,272
SBA Communications Corp., Class A*	990	109,652
Verizon Communications, Inc.	5,170	241,853
Windstream Holdings, Inc.[1]	6,425	52,942
Total Telecommunication Services		896,035
Utilities - 1.5%
Ameren Corp.	3,110	143,464
American States Water Co.	30	1,130
American Water Works Co, Inc.	4,165	221,994
Avista Corp.	60	2,121
Black Hills Corp.	70	3,713
Calpine Corp.*	1,670	36,957
CenterPoint Energy, Inc.	5,255	123,125
Chesapeake Utilities Corp.	10	497
Dynegy, Inc.*	280	8,498
The Empire District Electric Co.	130	3,866
IDACORP, Inc.	130	8,605
New Jersey Resources Corp.	245	14,994
Portland General Electric Co.	60	2,270
Public Service Enterprise Group, Inc.	4,520	187,173
Questar Corp.	4,890	123,619
Vectren Corp.	3,945	182,377
WGL Holdings, Inc.	90	4,916
Total Utilities		1,069,319
Total Common Stocks (cost $39,499,843)		43,056,901

	Principal
	Amount
Corporate Bonds and Notes - 2.9%
Financials - 0.9%
American Express Credit Corp., Series MTN, 2.750%, 09/15/15	$90,000	91,404
General Electric Capital Corp.,
2.900%, 01/09/17	80,000	82,827
MTN, 1.000%, 01/08/16	60,000	60,233
MTN, Series A, 6.750%, 03/15/32	35,000	47,941

	Principal Amount	Value
US Bancorp, MTN, 2.200%, 04/25/19	$85,000	$85,474
Wells Fargo & Co.,
1.250%, 07/20/16	100,000	100,370
MTN, 1.400%, 09/08/17[1]	125,000	124,948
Total Financials		593,197
Industrials - 1.5%
Altria Group, Inc., 9.700%, 11/10/18	5,000	6,354
Burlington Northern, Santa Fe LLC, 4.700%, 10/01/19	30,000	33,198
Caterpillar Financial Services Corp.,
MTN, 1.000%, 11/25/16	65,000	65,080
MTN, 2.250%, 12/01/19	95,000	95,214
Colgate-Palmolive Co., MTN, 1.750%, 03/15/19	55,000	54,677
Exxon Mobil Corp., 0.921%, 03/15/17	75,000	74,943
International Business Machines Corp., 4.000%, 06/20/42	76,000	75,992
Johnson & Johnson, 0.700%, 11/28/16	90,000	89,985
McDonald’s Corp., MTN, 6.300%, 10/15/37	25,000	32,777
Medtronic, Inc., 0.875%, 02/27/17	45,000	44,804
PepsiCo, Inc., 2.500%, 05/10/16[1]	85,000	86,870
Pfizer, Inc., 6.200%, 03/15/19	55,000	64,046
Union Pacific Corp., 3.646%, 02/15/24	110,000	116,646
United Parcel Service, Inc., 6.200%, 01/15/38	50,000	66,720
Wal-Mart Stores, Inc., 6.500%, 08/15/37	45,000	62,129
The Walt Disney Co., 1.350%, 08/16/16	60,000	60,588
Total Industrials		1,030,023
Telecommunication Services - 0.2%
Verizon Communications, Inc., 2.625%, 02/21/20	108,000	106,892
Utilities - 0.3%
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, 04/01/38	55,000	76,850
Dominion Resources, Inc., 4.450%, 03/15/21	35,000	37,973
Georgia Power Co., 5.400%, 06/01/40	25,000	30,411
TransCanada PipeLines, Ltd., 3.800%, 10/01/20	80,000	82,363
Total Utilities		227,597
Total Corporate Bonds and Notes (cost $1,922,293)		1,957,709

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 30.7%
Federal Home Loan Mortgage Corporation - 5.9%
FHLMC,
2.500%, 05/27/16	$780,000	$802,214
3.750%, 03/27/19	640,000	696,821
FHLMC Gold Pool,
2.500%, 07/01/28	91,647	93,438
3.000%, 01/01/29 to 07/01/43	606,106	620,475
3.500%, 03/01/42 to 11/01/44	629,535	655,598
4.000%, 02/01/44 to 11/01/44	720,368	769,031
4.500%, 02/01/39 to 11/01/39	302,785	328,342
5.500%, 04/01/38 to 01/01/39	98,549	110,777
Total Federal Home Loan Mortgage Corporation		4,076,696
Federal National Mortgage Association - 8.3%
FNMA,
0.375%, 12/21/15	725,000	725,274
2.500%, 04/01/28	228,153	232,850
3.000%, 03/01/42 to 08/01/43	837,954	849,307
3.500%, 09/01/26 to 07/01/43	705,868	739,207
4.000%, 12/01/21 to 12/01/41	465,359	497,520
4.500%, 07/01/39 to 05/01/41	455,064	494,676
5.000%, 05/11/17 to 08/01/41	1,114,368	1,226,379
5.375%, 07/15/16 to 06/12/17	750,000	818,882
5.500%, 02/01/35 to 06/01/38	88,167	98,720
Total Federal National Mortgage Association		5,682,815
U.S. Treasury Obligations - 16.5%
U.S. Treasury Bonds,
2.750%, 08/15/42	1,165,000	1,164,818
4.750%, 02/15/41	565,000	789,632
U.S. Treasury Notes,
0.625%, 12/15/16 to 08/31/17	1,575,000	1,564,915
0.750%, 12/31/17 to 03/31/18	2,070,000	2,039,636
0.875%, 04/15/17	980,000	981,378

	Principal Amount	Value
U.S. Treasury Notes,
2.250%, 11/15/24	$235,000	$236,616
2.500%, 05/15/24	2,180,000	2,245,910
2.625%, 08/15/20	1,235,000	1,289,803
3.125%, 05/15/21	950,000	1,019,543
Total U.S. Treasury Obligations		11,332,251
Total U.S. Government and Agency Obligations (cost $20,730,330)		21,091,762
Short-Term Investments - 7.2%
Repurchase Agreements - 1.6%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $750,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $765,000)	750,000	750,000
Citigroup Global Markets, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $230,479 (collateralized by various U.S. Government Agency Obligations, 1.375% - 8.000%, 12/15/17 - 07/15/51, totaling $235,088)	230,478	230,478
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $112,146 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $114,388)	112,145	112,145
Total Repurchase Agreements		1,092,623

	Shares
Other Investment Companies - 5.6%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	3,853,370	3,853,370
Total Short-Term Investments (cost $4,945,993)		4,945,993
Total Investments - 103.5% (cost $67,098,459)		71,052,365
Other Assets, less Liabilities - (3.5)%		(2,419,247)
Net Assets - 100.0%		$68,633,118

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The AMG Managers High Yield Fund (Institutional Class Shares) (the “Fund”) returned 2.16% for the year ended December 31, 2014, compared with 2.45% for the Barclays U.S. Corporate High Yield Bond Index (the “Index”).

MARKET RECAP

The high-yield market ended 2014 with lower-than-expected returns resulting from global growth concerns and the return of volatility that intensified into year-end with the significant declines in oil prices. Despite experiencing a few setbacks early in the year, with weak first-quarter economic reports and the emerging market crises, high-yield spreads tightened going into late June. Investor sentiment diminished early in the third quarter, however, as global growth concerns re-emerged and resulting volatility pressured the high-yield market into the year-end. At December 31, high-yield spreads (as measured by the Index) were 483 basis points (bps), 101 bps wider than 12 months ago. For the same period, yields on the Index rose from 5.64% (at December 31, 2013) to 6.61%.

Higher-quality bonds outperformed dramatically, as double-B’s returned 5.37%, besting the returns of single-Bs, 1.47%, and CCC’s, -1.11%. Sector-return dispersion continued as more cyclical sectors unperformed. Oil field services returned the worst, (16.08)%, while banking performed the best at 8.43%. Big and liquid names underperformed (as measured by the Barclays Very Liquid Index), posting a return of 2.10%, trailing the broader high-yield market by 35 bps.

While the pace of new high-yield issuance in 2014 lagged slightly compared to 2012 and 2013, total supply of $356 billion reflects robust issuance activity and the third-largest year on record. While new issue activity continues to be led by refinancing, a broader use of proceeds will begin to increase in the coming year. With declining risk appetites and rising market volatility, full-year outflows for U.S. high-yield mutual funds totaled a record $20.6 billion.

Defaults (ex-TXU Energy) increased, primarily due to one large default in December, and were at 1.63% on a trailing 12-month par-weighted basis and are expected to be 2.0-2.5% through 2015, still below historical averages. We view sub-$60 oil into later 2016 as problematic for low-tier energy but would perhaps raise defaults only 1-2%.

PERFORMANCE AND POSITIONING

In addition to the negative impact of cash, the Fund underperformed its benchmark for the year due to security selection in the banking, retail and electric utilities sectors. The largest detractors came from relative weightings in the Gymboree Corp., SandRidge Energy, Inc., Royal Bank of Scotland Group, Arch Coal, Inc. and Caesars Entertainment Operating Co. Alternatively, relative contributions from security selection in the oil field services, independent energy and health care sectors enhanced annual performance. Specifically, relative weightings in Samson Investment Company, Alpha Natural Resources, HCA, Cliffs Natural Resources and Walter Energy improved results for the year.

Compared to the benchmark at year end, the Fund was overweight in technology, consumer products and health care, due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and electric utilities because we have not found these sectors compelling, due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at quarter end, the Fund’s spread was equivalent while the Fund’s yield was tighter. The duration of the Fund remains short of the benchmark.

MARKET OUTLOOK

U.S. economic momentum improved as 2014 progressed and we anticipate corporate earnings will continue to strengthen and remain supportive of high-yield fundamentals as we enter 2015. Growth outside of the U.S. remains sluggish and could continue to impact risk asset performance. Default rates are expected to come off historic lows and are forecasted to be 2.0-2.5% through

2015, well below long-term averages. The recent decline in oil prices, if sustained, will negatively impact credit fundamentals for the energy sector and could impact the default experience. As mentioned above, we view sub-$60 oil into later 2016 as problematic for low-tier energy, but would perhaps raise defaults only 1-2%. For the vast majority of the high-yield market, the decline in oil is a benefit to either end demand or cost inputs and should help sustain healthy fundamentals. We expect new issue activity to remain robust and be led by refinancing; however, we expect mergers-and-acquisition activity and general corporate purpose financings to continue to increase. More broadly, management actions are consistent with late mid-cycle behavior. As central bank policies develop, and if global growth concerns continue, episodes of volatility will persist while increasing dispersion of returns among individual issuers and sectors. Spread and performance volatility may also continue around technical pressures resulting from retail fund flows. With the recent widening and current spread levels north of 500 bps, high-yield has historically exhibited less rate sensitivity relative to other fixed-income asset classes. Excess returns are expected to be strong in 2015. Our base-case scenario is for high-yield to return 5-7% as coupon return and modest spread-tightening are offset by default experience and the eventual rise in rates. We believe our current portfolio positioning and our fundamental research and bottom-up-oriented style should allow us to take advantage of market opportunities.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) on December 31, 2004 to a $10,000 investment made in the Barclays U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers High Yield Fund and the Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers High Yield Fund [2,3,4,5]
Investor Class	1.99%	8.28%	6.43%
Institutional Class	2.16%	8.57%	6.72%
Barclays U.S. Corporate High Yield Bond Index[6]	2.45%	9.03%	7.74%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[5]	A short term redemption fee of 2% will be charged on shares held for less than 90 days.
[6]	The Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.). Unlike the Fund, the Barclays U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers High Yield Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG Managers High Yield Fund**
Industrials	83.8%
Financials	5.6%
Floating Rate Senior Loan
Interests	5.6%
Utilities	1.2%
Other Assets and Liabilities	3.8%
** As a percentage of net assets.

Rating	AMG Managers High Yield Fund†
Baa	1.0%
Ba	40.5%
B	41.2%
Caa	10.9%
Not Rated	6.4%

†	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	%of Net Assets
HCA, Inc., 7.500%, 02/15/22*	1.6%
Sprint Corp., 7.875%, 09/15/23*	1.2
Chrysler Group LLC / CG Co-Issuer, Inc., 8.250%, 06/15/21*	1.2
Sprint Capital Corp., 8.750%, 03/15/32*	1.0
Intelsat Jackson Holdings SA, 7.250%, 10/15/20*	1.0
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	0.9
HCA Holdings, Inc., 7.750%, 05/15/21*	0.9
DISH DBS Corp., 6.750%, 06/01/21	0.9
First Data Corp., 8.750%, 01/15/22*	0.8
International Lease Finance Corp., 5.875%, 04/01/19	0.8

Top Ten as a Group	10.3%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2014

.	Principal Amount	Value
Floating Rate Senior Loan Interests - 5.6%[4]
Academy, LTD., Initial Term Loan,
3.167%, 08/03/18 (01/23/15)	$33,841	$33,450
4.500%, 08/03/18 (01/30/15)	65,398	64,641
Accellent, Inc., Initial Term Loan (First Lien), 4.500%, 03/12/21 (03/12/15)	99,250	97,017
Alliance Laundry Systems LLC, Term Loan (First Lien), 4.250%, 12/10/18 (01/05/15)	96,404	95,561
American Energy - Marcelus, LLC, Initial Loan (First Lien), 5.250%, 08/04/20 (02/04/15)	65,000	57,525
Bway Intermediate Company, Inc., Initial Term Loan,
5.500%, 08/14/20 (02/26/15)	62,011	61,759
6.750%, 08/14/20 (04/08/15)	2,664	2,653
CD&R Millennium Holdco. 6 S.A.R.L. (Mauser Holdings), Initial Dollar Term Loan (First Lien), 4.500%, 07/31/21 (01/30/15)	64,838	64,027
CD&R Millennium Holdco. 6 S.A.R.L. (Mauser Holdings), Initial Term Loan (Second Lien), 8.250%, 07/31/22 (01/30/15)	70,000	68,250
Charter Communications Operating LLC (AKA CCO Holdings), Term G Loan, 4.250%, 08/21/21 (01/15/15)	170,000	171,074
Clear Channel Communications, Inc., Term Loan D, 6.919%, 01/30/19 (01/30/15)	34,927	32,995
Diamond Foods, Loan, 4.250%, 08/20/18 (01/30/15)	99,499	98,794
Evergreen Skills LUX S.A R.L., Initial Term Loan (First Lien), 5.750%, 04/28/21 (01/28/15)	99,750	98,104
Evergreen Skills LUX S.A R.L., Initial Term Loan (Second Lien), 9.250%, 04/28/22 (01/28/15)	100,000	94,750
Grifols Worldwide Operations Limited, U.S. Tranche B Term Loan, 3.169%, 02/27/21 (01/30/15)	99,250	98,059
The Hillman Group, Inc., Initial Term Loan, 4.500%, 06/30/21 (03/31/15)	99,500	98,505
Integra Telecom Holdings, Inc., Term Loan, 5.250%, 02/22/19 (01/30/15)	127,725	125,011
Interline Brands, 1st Lien Term Loan, 4.000%, 03/17/21 (03/17/15)	79,599	76,912
Neiman Marcus Group, Inc.., Other Term Loan,
4.250%, 10/25/20 (03/06/15)	198,496	194,719
4.250%, 10/25/20 (01/30/15)	501	492
New Albertsons, Inc., Term B Loan, 4.750%, 06/27/21 (03/23/15)	99,750	98,472
Ortho-Clinical Diagnostics Holdings Luxembourg S.A.R.L., Initial Term Loan, 4.750%, 06/30/21 (03/27/15)	99,499	98,069
Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 09/19/19 (01/30/15)	99,497	99,249
Varsity Brands, Term Loan B, 5.000%, 12/10/21 (03/10/15)[5]	95,000	94,881
Vertaforce, Inc., 2nd Lien Term Loan, 9.750%, 10/29/17 (03/30/15)	45,000	45,262
Wilton Brands LLC (FKA Wilton Brands Inc.), Tranche B Loan,
7.500%, 08/30/18 (02/27/15)[5]	73,955	69,641
7.500%, 08/30/18 (01/30/15)[5]	1,056	995
Total Floating Rate Senior Loan Interests (cost $2,169,765)		2,140,867

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Corporate Bonds and Notes - 90.6%
Financials - 5.6%
Ally Financial, Inc.,
2.911%, 07/18/16 (01/20/15)[4]	$40,000	$39,824
3.500%, 01/27/19	75,000	74,287
4.750%, 09/10/18	40,000	41,500
6.250%, 12/01/17	145,000	156,962
7.500%, 09/15/20	108,000	126,900
Bank of America Corp., Series K, 8.000%, 07/29/49[6]	145,000	156,419
Chinos Intermediate Holdings A, Inc., (7.500% Cash or 8.500% PIK), 7.750%, 05/01/19 (a)[7]	45,000	39,937
CIT Group, Inc.,
3.875%, 02/19/19	100,000	100,000
5.250%, 03/15/18	110,000	114,950
5.500%, 02/15/19 (a)	80,000	84,650
Cogent Communications Finance, Inc., 5.625%, 04/15/21 (a)	85,000	83,512
Corrections Corp. of America,
4.125%, 04/01/20	90,000	87,975
4.625%, 05/01/23	130,000	125,775
General Motors Financial Co., Inc.,
3.250%, 05/15/18	15,000	15,056
4.250%, 05/15/23	30,000	30,672
International Lease Finance Corp.,
4.625%, 04/15/21	60,000	61,163
5.875%, 04/01/19	285,000	307,800
6.250%, 05/15/19	130,000	142,350
Realogy Group LLC, 7.625%, 01/15/20 (a)	65,000	69,875
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21 (a)	20,000	19,525
Serta Simmons Holdings LLC, 8.125%, 10/01/20 (a)	195,000	207,188
Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	50,000	43,388
Total Financials		2,129,708
Industrials - 83.8%
1011778 BC ULC / New Red Finance, Inc., 6.000%, 04/01/22 (a)	40,000	41,200
21st Century Oncology, Inc.,
8.875%, 01/15/17	60,000	60,750
9.875%, 04/15/17	55,000	51,425
Academy, Ltd. / Academy Finance Corp., 9.250%, 08/01/19 (a)	60,000	63,300

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Access Midstream Partners, L.P. / ACMP Finance Corp.,
4.875%, 05/15/23	$40,000	$40,800
5.875%, 04/15/21	20,000	20,950
6.125%, 07/15/22	60,000	64,050
ACCO Brands Corp., 6.750%, 04/30/20	120,000	126,180
ACI Worldwide, Inc., 6.375%, 08/15/20 (a)	50,000	52,437
The ADT Corp.,
3.500%, 07/15/22	75,000	64,125
6.250%, 10/15/211	85,000	87,550
AECOM Technology Corp.,
5.750%, 10/15/22 (a)	20,000	20,500
5.875%, 10/15/24 (a)	25,000	25,625
Aircastle, Ltd.,
4.625%, 12/15/18	40,000	40,300
7.625%, 04/15/20	70,000	77,875
Alcatel-Lucent USA, Inc., 8.875%, 01/01/20 (a)	200,000	218,500
Alere, Inc., 6.500%, 06/15/20	20,000	20,250
Allegion US Holding Co., Inc., 5.750%, 10/01/21	30,000	31,875
Alliant Techsystems, Inc., 5.250%, 10/01/21 (a)	60,000	60,750
Allison Transmission, Inc., 7.125%, 05/15/19 (a)	125,000	131,406
Altice, S.A., 7.750%, 05/15/22 (a)	200,000	200,875
AMC Entertainment, Inc., 9.750%, 12/01/20	120,000	131,100
American Axle & Manufacturing, Inc.,
6.250%, 03/15/21	25,000	26,375
7.750%, 11/15/19	60,000	67,500
American Energy-Permian Basin LLC / AEPB Finance Corp.,
7.125%, 11/01/20 (a)[1]	20,000	14,900
7.375%, 11/01/21 (a)[1]	40,000	29,600
Amkor Technology, Inc.,
6.375%, 10/01/22	110,000	106,700
6.625%, 06/01/21	55,000	54,725
Anixter, Inc., 5.625%, 05/01/19	35,000	37,100
Antero Resources Corp., 5.125%, 12/01/22 (a)	15,000	14,212
Antero Resources Finance Corp.,
5.375%, 11/01/21	40,000	38,850
6.000%, 12/01/20	15,000	15,037
Apex Tool Group LLC, 7.000%, 02/01/21 (a)	15,000	12,900

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Arch Coal, Inc.,
7.000%, 06/15/19	$35,000	$10,675
7.250%, 06/15/21	95,000	28,144
8.000%, 01/15/19 (a)[1]	20,000	11,200
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000	214,000
Armored Autogroup, Inc., 9.250%, 11/01/18	90,000	90,000
Ashland, Inc., 4.750%, 08/15/22 (b)	195,000	195,975
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	35,000	37,362
Aspect Software, Inc., 10.625%, 05/15/17	80,000	76,000
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/01/17	40,000	33,200
Atwood Oceanics, Inc., 6.500%, 02/01/20	100,000	92,000
Audatex North America, Inc., 6.000%, 06/15/21 (a)	165,000	170,775
Avaya, Inc., 7.000%, 04/01/19 (a)	115,000	112,700
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.875%, 11/15/17	5,000	5,175
5.125%, 06/01/22 (a)	10,000	10,125
5.500%, 04/01/23 (a)	110,000	112,750
B&G Foods, Inc., 4.625%, 06/01/21	55,000	53,892
Belden, Inc., 5.500%, 09/01/22 (a)	85,000	84,787
Berry Petroleum Co., 6.375%, 09/15/22	40,000	30,600
Big Heart Pet Brands, 7.625%, 02/15/19	186,000	183,210
Biomet, Inc., 6.500%, 08/01/20	230,000	246,675
Blackboard, Inc., 7.750%, 11/15/19 (a)	95,000	95,712
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22 (a)	40,000	38,700
Bombardier, Inc.,
6.125%, 01/15/23 (a)[1]	85,000	86,912
7.750%, 03/15/20 (a)	40,000	43,600
BreitBurn Energy Partners, L.P. / BreitBurn Finance Corp.,
7.875%, 04/15/22	40,000	31,100
8.625%, 10/15/20	70,000	60,550
Building Materials Corp. of America, 6.750%, 05/01/21 (a)	65,000	68,900
Bumble Bee Holding, Inc., 9.000%, 12/15/17 (a)	110,000	115,665
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20[1]	125,000	95,000
9.000%, 02/15/20[1]	380,000	283,100
10.000%, 12/15/18[9]	57,000	9,120
11.250%, 06/01/17	115,000	84,870
California Resources Corp., 6.000%, 11/15/24 (a)[1]	95,000	80,750
Case New Holland Industrial, Inc., 7.875%, 12/01/17	35,000	38,675

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp.,
5.250%, 02/15/22 (a)[1]	$20,000	$20,200
5.875%, 03/15/25 (a)[1]	20,000	20,200
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.250%, 03/15/21	180,000	182,025
6.625%, 01/31/22	30,000	31,987
7.375%, 06/01/20	75,000	79,687
CCOH Safari LLC,
5.500%, 12/01/22	50,000	50,875
5.750%, 12/01/24	65,000	65,894
CDW LLC / CDW Finance Corp., 8.500%, 04/01/19	21,000	22,234
Central Garden and Pet Co., 8.250%, 03/01/18[1]	160,000	162,000
CenturyLink, Inc.,
Series T, 5.800%, 03/15/22	145,000	151,162
Series W, 6.750%, 12/01/23[1]	130,000	142,837
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21 (a)	50,000	48,750
CEVA Group PLC, 7.000%, 03/01/21 (a)[1]	75,000	72,750
Chesapeake Energy Corp.,
4.875%, 04/15/22[1]	50,000	48,875
6.125%, 02/15/21	25,000	26,375
6.625%, 08/15/20	100,000	106,750
6.875%, 11/15/20	15,000	16,200
Chiquita Brands International, Inc. / Chiquita Brands LLC, 7.875%, 02/01/21	96,000	103,560
Chrysler Group LLC / CG Co-Issuer, Inc., 8.250%, 06/15/21	400,000	445,000
Cinemark USA, Inc.,
4.875%, 06/01/23	25,000	23,750
7.375%, 06/15/21	115,000	123,050
Claire’s Stores, Inc.,
8.875%, 03/15/19	70,000	57,050
9.000%, 03/15/19 (a)	145,000	143,550
Clean Harbors, Inc., 5.250%, 08/01/20	110,000	111,100
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	85,000	86,912
Series A, 7.625%, 03/15/20	5,000	5,212
Series B, 6.500%, 11/15/22	295,000	305,325
Series B, 7.625%, 03/15/20	155,000	163,912
CNH Industrial Capital LLC, 3.625%, 04/15/18	50,000	49,500
Cogent Communications Holdings, Inc., 8.375%, 02/15/18 (a)	55,000	57,750

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
CommScope, Inc.,
5.000%, 06/15/21 (a)	$10,000	$9,900
5.500%, 06/15/24 (a)	10,000	9,900
Compressco Partners L.P. / Compressco Finance, Inc., 7.250%, 08/15/22 (a)	20,000	17,400
CONSOL Energy, Inc., 5.875%, 04/15/22 (a)	40,000	37,400
Crown Castle International Corp., 5.250%, 01/15/23	80,000	82,000
Dana Holding Corp.,
5.375%, 09/15/21	35,000	36,137
5.500%, 12/15/24	55,000	55,825
6.000%, 09/15/23	40,000	42,000
6.750%, 02/15/21	45,000	47,812
DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	38,000	40,019
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20 (a)	100,000	104,300
Denbury Resources, Inc.,
4.625%, 07/15/23	55,000	47,987
5.500%, 05/01/22	95,000	87,400
DISH DBS Corp.,
5.125%, 05/01/20	40,000	40,400
5.875%, 07/15/22	170,000	174,675
5.875%, 11/15/24 (a)	65,000	65,487
6.750%, 06/01/21	305,000	328,637
7.875%, 09/01/19	65,000	73,937
DJO Finance LLC / DJO Finance Corp.,
7.750%, 04/15/18	135,000	131,625
8.750%, 03/15/18	45,000	47,025
9.875%, 04/15/18	20,000	20,400
DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (a)	35,000	36,050
Eagle Midco, Inc., 9.000%, 06/15/18 (a)	30,000	30,825
Entegris, Inc., 6.000%, 04/01/22 (a)	25,000	25,437
EP Energy LLC / Everest Acquisition Finance, Inc.,
7.750%, 09/01/22	85,000	79,900
9.375%, 05/01/20[1]	200,000	203,000
Epicor Software Corp., 8.625%, 05/01/19	100,000	105,500
Equinix, Inc.,
5.375%, 01/01/22	25,000	25,360
5.750%, 01/01/25	20,000	20,275
EV Energy Partners, L.P. / EV Energy Finance Corp., 8.000%, 04/15/19	125,000	106,875
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20	110,000	99,550

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
First Data Corp.,
6.750%, 11/01/20 (a)	$37,000	$39,590
7.375%, 06/15/19 (a)	85,000	89,675
8.250%, 01/15/21 (a)	180,000	193,500
8.875%, 08/15/20 (a)	165,000	177,375
12.625%, 01/15/21	155,000	184,450
First Data Corp., (8.750% Cash or 10.000% PIK), 8.750%, 01/15/22 (a)[7]	290,000	313,200
FMG Resources August 2006 Pty, Ltd.,
6.875%, 02/01/18 (a)[1]	20,000	18,200
8.250%, 11/01/19 (a)[1]	155,000	141,631
Frontier Communications Corp.,
6.250%, 09/15/21[1]	20,000	20,150
6.875%, 01/15/25	35,000	35,087
7.125%, 01/15/23	10,000	10,225
Gannett Co., Inc.,
4.875%, 09/15/21 (a)	15,000	14,925
5.500%, 09/15/24 (a)	15,000	15,075
Gardner Denver, Inc., 6.875%, 08/15/21 (a)[1]	30,000	28,950
GCI, Inc.,
6.750%, 06/01/21	90,000	88,706
8.625%, 11/15/19	95,000	99,987
GenCorp, Inc., 7.125%, 03/15/21	125,000	131,537
General Cable Corp., 5.750%, 10/01/22 (b)	90,000	66,150
General Motors Co., 4.875%, 10/02/23	185,000	198,875
The Geo Group, Inc.,
5.875%, 01/15/22	60,000	61,800
6.625%, 02/15/21	100,000	105,250
The Goodyear Tire & Rubber Co.,
6.500%, 03/01/21	40,000	42,600
8.250%, 08/15/20	80,000	85,200
8.750%, 08/15/20	65,000	75,562
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	120,000	123,000
Gymboree Corp., 9.125%, 12/01/18	80,000	31,200
H&E Equipment Services, Inc., 7.000%, 09/01/22	40,000	41,350
Halcon Resources Corp.,
8.875%, 05/15/21[1]	160,000	121,200
9.250%, 02/15/22	25,000	18,562
9.750%, 07/15/20	15,000	11,325
Hanesbrands, Inc., 6.375%, 12/15/20	50,000	53,250

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
HCA Holdings, Inc.,
6.250%, 02/15/21	$30,000	$32,025
7.750%, 05/15/21	320,000	341,600
HCA, Inc.,
5.250%, 04/15/25	65,000	68,006
6.500%, 02/15/20	25,000	28,075
7.500%, 02/15/22	535,000	612,575
HD Supply, Inc.,
5.250%, 12/15/21 (a)	70,000	71,400
11.000%, 04/15/20	45,000	51,525
11.500%, 07/15/20	70,000	80,500
HealthSouth Corp.,
5.750%, 11/01/24	25,000	26,125
7.750%, 09/15/22	42,000	44,730
Hearthside Group Holdings LLC / Hearthside Finance Co., 6.500%, 05/01/22 (a)	5,000	4,900
The Hertz Corp.,
5.875%, 10/15/20	80,000	81,000
6.250%, 10/15/22	75,000	76,125
7.375%, 01/15/21[1]	40,000	42,200
7.500%, 10/15/18	55,000	57,200
Hexion US Finance Corp., 6.625%, 04/15/20	215,000	211,775
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC,
8.875%, 02/01/18	80,000	71,400
9.000%, 11/15/20	40,000	29,000
Hiland Partners, L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20 (a)	55,000	52,525
The Hillman Group, Inc., 6.375%, 07/15/22 (a)	50,000	48,250
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	40,000	42,000
HJ Heinz Co., 4.250%, 10/15/20	60,000	60,750
Hologic, Inc., 6.250%, 08/01/20	115,000	120,175
Hughes Satellite Systems Corp., 6.500%, 06/15/19	60,000	64,650
Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (a)	35,000	35,656
Huntsman International LLC,
4.875%, 11/15/20	165,000	164,588
8.625%, 03/15/21	25,000	26,938
iHeartCommunications, Inc., 9.000%, 03/01/21	115,000	113,131
IMS Health, Inc., 6.000%, 11/01/20 (a)	75,000	77,437
Ineos Finance PLC,
7.500%, 05/01/20 (a)	70,000	73,762
8.375%, 02/15/19 (a)	200,000	213,250
Infinity Acquisition LLC / Infinity Acquisition Finance Corp., 7.250%, 08/01/22 (a)	40,000	36,400

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Infor Software Parent LLC / Infor Software Parent, Inc., (7.125% Cash or 7.875% PIK), 7.125%, 05/01/21 (a)[1,7]	$115,000	$113,275
Infor US, Inc.,
9.375%, 04/01/19	85,000	91,269
11.500%, 07/15/18	65,000	71,175
Intelsat Jackson Holdings SA,
5.500%, 08/01/23	45,000	44,894
6.625%, 12/15/22[1]	55,000	56,788
7.250%, 10/15/20	355,000	375,856
7.500%, 04/01/21	120,000	128,850
Intelsat Luxembourg, S.A., 7.750%, 06/01/21	110,000	110,688
Interline Brands, Inc., (10.000% Cash or 10.750% PIK), 10.000%, 11/15/18[7]	15,000	15,750
inVentiv Health, Inc.,
9.000%, 01/15/18 (a)	75,000	76,875
11.000%, 08/15/18 (a), (b)	35,000	30,593
inVentiv Health, Inc., (10.000% Cash or 12.000% PIK), 10.000%, 08/15/18 (a)[7]	45,000	42,525
Iron Mountain, Inc., 6.000%, 08/15/23	70,000	73,150
Isle of Capri Casinos, Inc., 5.875%, 03/15/21	45,000	45,900
J.C. Penney Corp., Inc.,
5.750%, 02/15/18[1]	35,000	30,625
6.375%, 10/15/36	60,000	39,450
Jack Cooper Holdings Corp., 9.250%, 06/01/20 (a)	80,000	83,600
Jarden Corp., 6.125%, 11/15/22	90,000	94,275
JCH Parent, Inc., (10.500% Cash or 11.250% PIK), 10.500%, 03/15/19 (a)[7]	30,000	27,900
Kindred Escrow Corp. II,
8.000%, 01/15/20 (a)	70,000	74,725
8.750%, 01/15/23 (a)[1]	15,000	16,219
Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18 (b)	150,000	163,500
KLX, Inc., 5.875%, 12/01/22 (a)	70,000	70,875
Kodiak Oil & Gas Corp.,
5.500%, 01/15/21	10,000	10,075
5.500%, 02/01/22	10,000	10,075
8.125%, 12/01/19[1]	90,000	92,025
Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	90,000	76,950
L Brands, Inc., 6.625%, 04/01/21	120,000	135,600
Laredo Petroleum, Inc.,
5.625%, 01/15/22	35,000	30,800
7.375%, 05/01/22	40,000	37,600

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Legacy Reserves L.P. / Legacy Reserves Finance Corp.,
6.625%, 12/01/21 (a)[1]	$40,000	$33,000
8.000%, 12/01/20	70,000	58,450
Level 3 Communications, Inc., 5.750%, 12/01/22 (a)	60,000	60,675
Level 3 Financing, Inc.,
8.125%, 07/01/19	80,000	85,400
8.625%, 07/15/20	65,000	70,444
Lightstream Resources, Ltd., 8.625%, 02/01/20 (a)	30,000	21,150
Linn Energy LLC / Linn Energy Finance Corp.,
6.250%, 11/01/19 (b)	50,000	42,750
7.750%, 02/01/21	145,000	122,888
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	10,000	8,750
LSB Industries, Inc., 7.750%, 08/01/19	85,000	88,825
Magnachip Semiconductor Corp., 6.625%, 07/15/21	105,000	95,813
The Manitowoc Co., Inc., 8.500%, 11/01/20	100,000	108,500
Marina District Finance Co., Inc., 9.875%, 08/15/18	125,000	131,406
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.,
5.500%, 02/15/23	85,000	86,488
6.500%, 08/15/21[1]	25,000	25,875
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (b)	55,000	61,050
MEG Energy Corp.,
6.375%, 01/30/23 (a)	80,000	71,800
6.500%, 03/15/21 (a)	40,000	36,700
7.000%, 03/31/24 (a)	90,000	81,900
Memorial Production Partners, L.P. / Memorial Production Finance Corp.,
6.875%, 08/01/22 (a)	50,000	38,250
7.625%, 05/01/21	80,000	64,400
MGM Resorts International,
5.250%, 03/31/20[1]	280,000	278,600
6.000%, 03/15/23	100,000	101,000
6.750%, 10/01/20	125,000	131,563
7.750%, 03/15/22	90,000	99,900
8.625%, 02/01/19	5,000	5,694
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., (7.500% Cash or 8.250% PIK), 7.500%, 08/01/18 (a)[7]	6,000	6,135
Michaels Stores, Inc., 5.875%, 12/15/20 (a)	25,000	25,375
Micron Technology, Inc., 5.875%, 02/15/22 (a)	60,000	63,150
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC,
9.250%, 06/01/21	40,000	20,400
10.750%, 10/01/20	45,000	24,300
Neiman Marcus Group, Ltd., Inc., 8.000%, 10/15/21 (a)	40,000	42,500

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Neiman Marcus Group, Ltd., Inc. (8.750% Cash or 9.500% PIK), 8.750%, 10/15/21 (a)[7]	$65,000	$69,225
Nexeo Solutions LLC / Nexeo Solutions Finance Corp., 8.375%, 03/01/18	75,000	73,125
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	120,000	125,100
The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21 (a)	50,000	51,250
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22 (a)	70,000	70,700
Noranda Aluminum Acquisition Corp., 11.000%, 06/01/19	35,000	34,563
Novelis, Inc., 8.375%, 12/15/17	65,000	67,519
Numericable Group, S.A., 6.000%, 05/15/22 (a)	200,000	201,350
NXP, B.V. / NXP Funding LLC, 5.750%, 02/15/21 (a)	200,000	211,000
Oasis Petroleum, Inc., 6.875%, 03/15/22[1]	70,000	64,050
Omnicare, Inc.,
4.750%, 12/01/22	10,000	10,175
5.000%, 12/01/24	5,000	5,150
Oshkosh Corp.,
5.375%, 03/01/22[1]	5,000	5,125
8.500%, 03/01/20	35,000	36,838
Packaging Dynamics Corp., 8.750%, 02/01/16 (a)	42,000	42,210
PAETEC Holding Corp., 9.875%, 12/01/18	85,000	89,548
Party City Holdings, Inc., 8.875%, 08/01/20	130,000	139,425
PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	30,000	30,300
Peabody Energy Corp.,
6.250%, 11/15/21[1]	85,000	72,994
6.500%, 09/15/20[1]	15,000	13,088
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	110,000	115,500
Polymer Group, Inc., 7.750%, 02/01/19	103,000	107,249
PolyOne Corp., 7.375%, 09/15/20	70,000	74,725
Post Holdings, Inc.,
6.000%, 12/15/22 (a)	25,000	23,531
6.750%, 12/01/21 (a)	50,000	48,625
7.375%, 02/15/22	150,000	150,375
Quebecor Media, Inc., 5.750%, 01/15/23	180,000	184,950
Quebecor World, Escrow, 6.500%, 08/01/27[9]	165,000	722
Qwest Capital Funding, Inc., 7.750%, 02/15/31	65,000	66,300
Radio Systems Corp., 8.375%, 11/01/19 (a)	85,000	91,375
Rain CII Carbon LLC / CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	30,450
Regal Entertainment Group, 5.750%, 03/15/22	40,000	38,400

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Regency Energy Partners, L.P. / Regency Energy Finance Corp.,
5.000%, 10/01/22	$35,000	$33,250
5.500%, 04/15/23	45,000	43,650
5.750%, 09/01/20	5,000	5,038
5.875%, 03/01/22	20,000	20,050
Reichhold Holdings International B.V., 12.000%, 02/27/15[8]	75,000	72,750
Reichhold Industries, Inc., (9.000% Cash or 11.000% PIK), 9.000%, 05/08/17 (a)[8,9]	151,046	86,851
Reichhold, Inc., 12.000%, 02/27/15[8]	35,000	33,950
Rentech Nitrogen Partners, L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (a)	60,000	53,700
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.750%, 10/15/20	145,000	149,350
9.000%, 04/15/19	230,000	239,200
9.875%, 08/15/19	325,000	346,125
RHP Hotel Properties, L.P. / RHP Finance Corp., 5.000%, 04/15/21	135,000	135,000
Rite Aid Corp., 9.250%, 03/15/20	35,000	38,281
RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21 (a)	55,000	44,688
RSI Home Products, Inc., 6.875%, 03/01/18 (a)	65,000	68,250
RSP Permian, Inc., 6.625%, 10/01/22 (a)	15,000	14,025
Sabine Pass Liquefaction LLC,
5.750%, 05/15/24	100,000	98,625
6.250%, 03/15/22	100,000	101,875
Sabre GLBL, Inc., 8.500%, 05/15/19 (a)	114,000	122,408
Sally Holdings LLC / Sally Capital, Inc.,
5.500%, 11/01/23	20,000	20,950
5.750%, 06/01/22	35,000	36,838
6.875%, 11/15/19	75,000	80,063
Sanchez Energy Corp., 6.125%, 01/15/23 (a)	45,000	37,913
SandRidge Energy, Inc.,
7.500%, 03/15/21	70,000	45,150
8.125%, 10/15/22	95,000	60,325
SBA Telecommunications, Inc., 5.750%, 07/15/20	45,000	46,026
The Scotts Miracle-Gro Co., 6.625%, 12/15/20	60,000	63,450
Sealed Air Corp.,
6.500%, 12/01/20 (a)	30,000	33,000
8.375%, 09/15/21 (a)[1]	95,000	106,638
Sensata Technologies BV,
5.625%, 11/01/24 (a)	15,000	15,591
6.500%, 05/15/19 (a)	25,000	26,063

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Service Corp. International,
7.000%, 06/15/17	$60,000	$64,800
7.500%, 04/01/27	115,000	129,950
Service Corp. International/US, 5.375%, 05/15/24	40,000	41,000
The ServiceMaster Co.,
7.000%, 08/15/20	43,000	44,720
8.000%, 02/15/20	20,000	21,150
Sinclair Television Group, Inc.,
5.375%, 04/01/21	85,000	84,788
6.125%, 10/01/22	40,000	40,900
Sirius XM Radio, Inc.,
4.250%, 05/15/20 (a)	75,000	74,063
4.625%, 05/15/23 (a)	10,000	9,400
5.750%, 08/01/21 (a)[1]	95,000	97,613
6.000%, 07/15/24 (a)	30,000	30,825
SM Energy Co., 6.125%, 11/15/22 (a)	20,000	18,850
Spectrum Brands, Inc.,
6.375%, 11/15/20	35,000	36,663
6.625%, 11/15/22	25,000	26,563
6.750%, 03/15/20	110,000	115,225
Sprint Capital Corp.,
6.875%, 11/15/28	10,000	8,850
8.750%, 03/15/32	395,000	384,138
Sprint Communications, Inc., 9.000%, 11/15/18 (a)	100,000	113,990
Sprint Corp.,
7.250%, 09/15/21	80,000	79,700
7.875%, 09/15/23	455,000	451,451
SunGard Data Systems, Inc.,
6.625%, 11/01/19	55,000	55,825
7.375%, 11/15/18	37,000	38,526
7.625%, 11/15/20	30,000	31,950
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19 (a)	20,000	19,350
Tekni-Plex, Inc., 9.750%, 06/01/19 (a)	10,000	10,900
Telecom Italia S.P.A., 5.303%, 05/30/24 (a)	200,000	203,250
Tempur Sealy International, Inc., 6.875%, 12/15/20	45,000	48,038
Tenet Healthcare Corp.,
4.750%, 06/01/20	100,000	102,000
6.000%, 10/01/20	150,000	161,450
8.000%, 08/01/20	205,000	216,788
8.125%, 04/01/22	155,000	173,600

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Terex Corp.,
6.000%, 05/15/21	$120,000	$123,000
6.500%, 04/01/20	60,000	62,400
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.,
5.500%, 10/15/19 (a)	20,000	19,900
5.875%, 10/01/20	93,000	93,698
6.125%, 10/15/21	45,000	45,113
6.250%, 10/15/22 (a)	20,000	20,050
Time, Inc., 5.750%, 04/15/22 (a)	80,000	77,600
T-Mobile USA, Inc.,
6.633%, 04/28/21	45,000	46,350
6.731%, 04/28/22	210,000	217,088
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	90,000	84,150
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 8.750%, 02/01/19	92,000	93,725
Triumph Group, Inc., 4.875%, 04/01/21	80,000	79,400
UCI International, Inc., 8.625%, 02/15/19	110,000	105,600
Ultra Petroleum Corp., 6.125%, 10/01/24 (a)[1]	50,000	43,250
United Rentals North America, Inc.,
7.375%, 05/15/20	50,000	54,250
7.625%, 04/15/22	100,000	110,450
8.250%, 02/01/21	195,000	213,525
United States Cellular Corp., 6.700%, 12/15/33	40,000	39,489
United Surgical Partners International, Inc., 9.000%, 04/01/20	100,000	107,875
UPCB Finance III, Ltd., 6.625%, 07/01/20 (a)	150,000	157,875
UPCB Finance VI, Ltd., 6.875%, 01/15/22 (a)	150,000	163,875
Vail Resorts, Inc., 6.500%, 05/01/19	80,000	82,950
Valeant Pharmaceuticals International,
6.750%, 08/15/21 (a)	100,000	104,875
7.000%, 10/01/20 (a)	55,000	58,300
7.250%, 07/15/22 (a)	180,000	192,600
7.500%, 07/15/21 (a)	280,000	303,450
Videotron, Ltd., 5.000%, 07/15/22	20,000	20,450
Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (a)	200,000	207,500
Vulcan Materials Co., 7.500%, 06/15/21	65,000	76,050
Watco Cos. LLC / Watco Finance Corp., 6.375%, 04/01/23 (a)	55,000	54,725
Whiting Petroleum Corp., 5.750%, 03/15/21	210,000	195,300

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 83.8% (continued)
Windstream Corp.,
7.500%, 04/01/23	$130,000	$130,000
7.750%, 10/01/21	120,000	123,000
WMG Acquisition Corp.,
5.625%, 04/15/22 (a)	20,000	19,450
6.000%, 01/15/21 (a)	56,000	56,280
WPX Energy, Inc., 5.250%, 09/15/24	25,000	23,375
WR Grace & Co.,
5.125%, 10/01/21 (a)	20,000	20,550
5.625%, 10/01/24 (a)	10,000	10,462
Zayo Group LLC / Zayo Capital, Inc., 8.125%, 01/01/20	50,000	53,187
Zebra Technologies Corp., 7.250%, 10/15/22 (a)	130,000	136,825
Total Industrials		31,689,722
Utilities - 1.2%
The AES Corp.,
3.234%, 06/01/19 (03/01/15)[4]	35,000	34,212
4.875%, 05/15/23	25,000	24,937
7.375%, 07/01/21	125,000	141,875
8.000%, 06/01/20	15,000	17,212
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.,
7.375%, 11/01/22 (a)	80,000	81,500
7.625%, 11/01/24 (a)	40,000	40,850
NRG Energy, Inc.,
6.250%, 07/15/22	40,000	41,100
7.875%, 05/15/21	45,000	48,713
8.250%, 09/01/20	30,000	32,175
Total Utilities		462,574
Total Corporate Bonds and Notes (cost $34,654,402)		34,282,004
Short-Term Investments - 8.5%
Repurchase Agreements - 5.5%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $1,000,005 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $1,020,000)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $64,987 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $66,287)	64,987	64,987
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		2,064,987

The accompanying notes are an integral part of these financial statements.

AMG Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 3.0%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%[10]	1,138,985	$1,138,985
Total Short-Term Investments (cost 3,203,972)		3,203,972
Total Investments - 104.7% (cost $40,028,139)		39,626,843
Other Assets, less Liabilities - (4.7)%		(1,786,878)
Net Assets - 100.0%		$37,839,965

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

During the year ended December 31, 2014, the AMG Managers Intermediate Duration Government Fund (the Fund) returned 6.64%, compared to 6.12% for its benchmark, the Citigroup Mortgage Index.

During 2014, we witnessed the initial attempts to transition to a more normal market environment. Despite the Federal Reserve’s (the Fed’s) successful withdrawal from the third round of quantitative easing (QE3), longer-term interest rates declined significantly throughout the year. By the end of the year, however, rates on the shorter end of the curve began to rise in anticipation of Fed tightening.

Agency mortgage-backed securities (MBS) were off to a scorching start to begin 2014 as spreads tightened significantly within the sector. This action occurred despite the Fed’s move to begin its tapering of QE3 at a rate of roughly $10 billion per month. The reduction in monthly demand from the Fed was more than offset by the reduction in supply driven by higher interest rates.

The start of the second quarter brought some turbulence in global capital markets, as the rebound in economic activity after the cold winter brought uncertainty about monetary policy to the forefront. While intermediate rates remained firm, longer rates rallied as investors looked for safe assets due to the combination of uncertainty about Russia, low relative rates in Europe and the general consensus that some short covering was occurring due to significant short positions by most of the active management community. The lack of volatility in intermediate rates was supportive for agency MBS.

Market participants began the third quarter with a rush for the exits, as years of rising prices and falling volatility had “packed the theater” by encouraging the accumulation of risk positions. At the same time, many of the theater’s exit doors had been blocked by considerable reductions in the number and risk tolerance of market intermediaries. Agency MBS faced some headwinds as lower interest rates drove increased supply while the Fed continued its stable path of tapering. Spreads leaked wider as gross MBS production rose to $80 billion per month, which was $30 billion per month higher than the previous quarter.

Shifting economic and financial forces wrought havoc in global markets to begin the fourth quarter. While there was no specific catalyst, it felt as though market participants finally realized that the uncertainty regarding future monetary policy actions as QE3 ended should be reflected in lower prices. The market also struggled to digest the many other important market developments, including redoubled monetary stimulus from the Bank of Japan, growing asset purchases by the European Central Bank (ECB), gathering economic weakness in China and Europe, plummeting inflation pricing, increasing strength in the U.S. Dollar and the sharp decline in oil prices. Agency MBS felt pressure initially from the sharp rally in rates, as concerns rose over a potential increase in prepayment rates and a pick-up in implied volatilities. The concerns, however, were short-lived, as spreads returned back to their starting point within a few weeks.

Most of the Fund outperformance for 2014 was attributable to our positioning in agency MBS, specifically avoiding those parts of the market where the Fed was most active. Higher coupon fixed-rate mortgages (FRMs), adjustable-rate mortgages (ARMS), and front-pay tranches from collateral mortgage obligations (CMOs) all benefited from the reduced production of mortgages and the slower prepayment environment. Additionally, the holdings in both agency and non-agency ARMs, as well as non-agency FRMs, also moderately benefitted the Fund.

We reduced the leverage in the portfolio during the course of the year. While the vast majority of the Fund assets were invested in 30-year agency FRMs (89%), this still represented a decrease of 6% market weight from the beginning of the year. Similarly, the market weight of agency ARMs in the portfolio was reduced by slightly over half. We continue to view MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2015, Amundi Smith Breeden believes that agency MBS offer spreads that are modestly tight to historical standards and are largely supported by a combination of low-volatility and prepayment rates, as well as the continued re-investment of paydowns on the existing Fed portfolio of agency MBS. The Fed currently owns one-third of outstanding agency FRMs, and that portfolio size is being maintained for now. All three of these supports bear watching, although we feel a significant rise in prepayment rates is unlikely. The current level of volatility is certainly worth watching as we may be emerging from a period in which monetary policy was extremely market-friendly, due to the clarity with which moves were projected. The view over the next few years, however, is much less clear, and the expectations of the timing and pace of rate increases vary greatly, even amongst Fed members. This confusion may drive increased volatility as we enter 2015, as the market tries to estimate the future direction of rates.

Finally, we will be monitoring for any indication from the Fed regarding potential changes to its current re-investment program, which we expect to continue unchanged well into late 2015, barring any changes in economic momentum. We expect agency MBS to moderately widen to levels that would be somewhat cheap historically over the next year or two as the Fed begins to shrink its balance sheet and volatility increases. The carry benefit that MBS offer versus Treasuries, however, is likely to offset any spread widening, making it an attractive asset class. The increased volatility should also benefit investors who are approaching the asset class through prudent active management.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Intermediate Duration Government Fund on December 31, 2004 to a $10,000 investment made in the Citigroup Mortgage Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Intermediate Duration Government Fund [2,3,4,5]	6.64%	4.30%	4.71%
Citigroup Mortgage Index[6]	6.12%	3.77%	4.78%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in
U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay its creditors and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Intermediate Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Category	AMG Managers Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	109.0%
Mortgage-Backed Securities	2.7%
Other Assets and Liabilities	(11.7)%

**	As a percentage of net assets.

Rating	AMG Managers Intermediate Duration Government Fund†
U.S. Government and Agency Obligations	97.5%
Aaa	0.6%
Aa	0.0%
A	0.0%
Baa	0.4%
Ba & lower	1.5%

†	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FHLMC Gold Pool, 4.000%, TBA 30yr*	14.9%
FNMA, 3.500%, TBA 30yr*	13.6
FNMA, 4.500%, TBA 30yr*	8.3
FNMA, 4.000%, TBA 30yr*	7.1
GNMA, 4.000%, TBA 30yr	5.5
FNMA, 3.000%, TBA 15yr*	3.8
FHLMC Gold Pool, 3.500%, TBA 30yr*	2.9
FHLMC Gold Pool, 5.000%, 10/01/36*	1.6
FHLMC Gold Pool, 3.500%, 04/01/32*	1.4
FHLMC Gold Pool, 3.500%, 01/01/43	1.3

Top Ten as a Group	60.4%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Mortgage-Backed Securities - 2.7%
American Home Mortgage Assets Trust, Series 2005-1, Class 1A1, 2.446%, 11/25/35 (02/25/15)[4]	$86,407	$75,807
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 2.332%, 04/25/44 (02/25/15)[4]	130,135	123,170
Series 2005-1, Class 5A1, 2.326%, 06/25/45 (02/25/15)[4]	54,130	53,536
Series 2005-1, Class 6A, 2.326%, 06/25/45 (02/25/15)[4]	995,602	969,884
Bank of America Commercial Mortgage Trust, Series 2006-6, Class A2, 5.309%, 10/10/45	127,222	127,268
Bank of America Funding Corp., Series 2004-B, Class 1A2, 2.669%, 12/20/34 (02/20/15)[4]	125,727	105,182
Bear Stearns Alt-A Trust, Series 2005-3, Class 2A3, 2.638%, 04/25/35 (02/25/15)[4]	124,493	108,181
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2005-HYB2, Class 1A4, 2.744%, 05/20/35 (02/20/15)[4]	98,897	92,509
Series 2005-HYB8, Class 1A1, 2.470%, 12/20/35 (02/20/15)[4]	108,559	88,904
Countrywide Home Loan reperforming loan REMIC Trust, Series 2004-R2, Class 1AF1, 0.590%, 11/25/34 (01/25/15) (a)[4,8]	141,623	124,450
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.520%, 03/25/35 (01/25/15) (a)[4,8]	192,739	168,480
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 1.890%, 05/25/34 (02/25/15)[4]	40,738	37,479
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.258%, 11/19/34 (02/19/15)[4]	75,274	69,871
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A3B, 5.865%, 04/15/45[6]	589,945	588,969
Master Alternative Loans Trust, Series 2005-2, Class 2A1, 6.000%, 01/25/35[10]	600,888	620,752
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 5.913%, 08/25/35[6]	902,362	892,148
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.520%, 03/25/35 (01/25/15) (a)[4,8]	232,108	194,744
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	282,262	291,074
Total Mortgage-Backed Securities (cost $4,934,614)		4,732,408
U.S. Government and Agency Obligations - 109.0%
Federal Home Loan Mortgage Corporation - 41.3%
FHLMC,
2.349%, 11/01/33 (03/15/15)[4,10]	983,383	1,048,936
2.470%, 01/01/36 (03/15/15)[4,10]	2,136,299	2,286,263
2.797%, 02/01/37 (03/15/15)[4]	68,810	73,895
FHLMC Gold Pool,
3.500%, 04/01/32 to 01/01/44[10]	13,167,001	13,755,932
3.500%, TBA 30yr,[5,11]	4,900,000	5,082,601
4.000%, 05/01/24 to 09/01/42[10]	5,293,323	5,656,926
4.000%, TBA 30yr,[5,11]	24,400,000	25,964,190
4.500%, 02/01/20 to 09/01/41[10]	3,977,357	4,308,048
5.000%, 05/01/18 to 07/01/41[10]	5,846,599	6,434,939
5.500%, 11/01/17 to 01/01/40[10]	4,280,240	4,781,370
6.000%, 09/01/17 to 01/01/24[10]	1,185,744	1,297,553
7.000%, 07/01/19	134,601	143,539
7.500%, 07/01/34[10]	1,004,953	1,176,262
Total Federal Home Loan Mortgage Corporation		72,010,454

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 52.4%
FNMA,
1.975%, 06/01/34 (02/25/15)[4,10]	$783,573	$830,807
2.150%, 08/01/34 (02/25/15)[4]	317,594	337,689
3.000%, 05/01/43 to 06/01/43	2,678,687	2,713,474
3.000%, TBA 15yr,[5,11]	6,300,000	6,548,309
3.500%, 05/01/42 to 04/01/43[10]	1,715,342	1,794,673
3.500%, TBA 30yr,[5,11]	22,800,000	23,712,510
4.000%, 01/01/26 to 11/01/44[10]	4,935,825	5,277,425
4.000%, TBA 30yr,[5,11]	11,600,000	12,358,817
4.500%, 04/01/25 to 04/01/42[10]	10,739,616	11,679,332
4.500%, TBA 30yr,[5,11]	13,300,000	14,436,735
4.750%, 07/01/34 to 09/01/34	369,656	407,185
5.000%, 06/01/18 to 06/01/41	1,560,720	1,720,005
5.500%, 03/01/17 to 08/01/41[10]	3,655,109	4,078,222
6.000%, 08/01/17 to 06/01/39[10]	2,764,815	3,048,772
6.500%, 11/01/28 to 07/01/32	227,520	249,489
7.000%, 11/01/22[10]	651,532	714,235
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[10]	715,298	789,810
Series 2005-13, Class AF, 0.570%, 03/25/35 (01/25/15)[4,10]	393,480	396,965
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.017%, 10/25/42[6]	84,954	97,249
Total Federal National Mortgage Association		91,191,703
Government National Mortgage Association - 14.0%
GNMA,
2.000%, 05/20/21 (02/20/15)[4]	16,690	17,363
3.000%, 03/20/16 to 08/20/18 (02/20/15)[4]	101,317	104,195
3.500%, 08/15/43	1,172,475	1,241,617
3.500%, TBA 30yr,[5,11]	1,000,000	1,049,687
4.000%, 06/20/43 to 11/15/44[5,10]	2,344,298	2,538,757
4.000%, TBA 30yr,[5,11]	8,900,000	9,542,364
4.500%, 06/15/39 to 05/15/41[10]	993,090	1,094,392
5.000%, 09/15/39 to 10/20/41[10]	5,816,187	6,469,180
5.500%, 10/15/39 to 11/15/39[10]	2,015,787	2,270,291
7.500%, 09/15/28 to 11/15/31	22,495	23,552
Total Government National Mortgage Association		24,351,398
Interest Only Strips - 1.3%
FHLMC,
Series 212, Class IO, 6.000%, 05/01/31[8]	1,779	392
Series 233, Class 5, 4.500%, 09/15/35	120,360	19,566

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 1.3% (continued)
FHLMC REMICS,
Series 2380, Class SI, 7.739%, 06/15/31 (01/15/15)[4,8]	$14,798	$3,343
Series 2922, Class SE, 6.589%, 02/15/35 (01/15/15)[4]	134,672	26,494
Series 2934, Class HI, 5.000%, 02/15/20	70,094	6,183
Series 2934, Class KI, 5.000%, 02/15/20	54,795	4,638
Series 2965, Class SA, 5.889%, 05/15/32 (01/15/15)[4]	292,019	46,879
Series 2967, Class JI, 5.000%, 04/15/20	126,562	10,978
Series 2980, Class SL, 6.539%, 11/15/34 (01/15/15)[4]	178,788	43,403
Series 3031, Class BI, 6.529%, 08/15/35 (01/15/15)[4]	339,793	60,909
Series 3065, Class DI, 6.459%, 04/15/35 (01/15/15)[4]	300,240	50,082
Series 3114, Class GI, 6.439%, 02/15/36 (01/15/15)[4]	248,443	46,782
Series 3308, Class S, 7.039%, 03/15/32 (01/15/15)[4]	286,411	55,631
Series 3424, Class XI, 6.409%, 05/15/36 (01/15/15)[4]	281,810	43,689
Series 3489, Class SD, 7.639%, 06/15/32 (01/15/15)[4]	162,182	34,133
Series 3606, Class SN, 6.089%, 12/15/39 (01/15/15)[4]	385,193	60,720
Series 3685, Class EI, 5.000%, 03/15/19	410,359	23,162
Series 3731, Class IO, 5.000%, 07/15/19	191,449	11,542
Series 3882, Class AI, 5.000%, 06/15/26	276,741	20,866
FNMA,
Series 215, Class 2, 7.000%, 04/25/23[8]	90,113	18,131
Series 222, Class 2, 7.000%, 06/25/23[8]	8,774	1,762
Series 343, Class 2, 4.500%, 10/25/33	84,450	14,999
Series 343, Class 21, 4.000%, 09/25/18	111,745	6,057
Series 343, Class 22, 4.000%, 11/25/18	60,246	3,264
Series 351, Class 3, 5.000%, 04/25/34	97,336	18,460
Series 351, Class 4, 5.000%, 04/25/34	57,346	10,733
Series 351, Class 5, 5.000%, 04/25/34	48,423	9,063
Series 365, Class 4, 5.000%, 04/25/36	131,484	23,663
FNMA REMICS,
Series 2003-73, Class SM, 6.431%, 04/25/18 (01/25/15)[4]	82,341	2,702
Series 2004-49, Class SQ, 6.881%, 07/25/34 (01/25/15)[4]	113,169	22,113
Series 2004-51, Class SX, 6.951%, 07/25/34 (01/25/15)[4]	163,566	33,588
Series 2004-64, Class SW, 6.881%, 08/25/34 (01/25/15)[4]	475,378	97,378
Series 2005-12, Class SC, 6.581%, 03/25/35 (01/25/15)[4]	184,608	30,192
Series 2005-45, Class SR, 6.551%, 06/25/35 (01/25/15)[4]	386,344	77,021
Series 2005-65, Class KI, 6.831%, 08/25/35 (01/25/15)[4,10]	883,782	175,280
Series 2005-89, Class S, 6.531%, 10/25/35 (01/25/15)[4]	887,294	169,815
Series 2006-3, Class SA, 5.981%, 03/25/36 (01/25/15)[4]	187,781	33,588
Series 2007-75, Class JI, 6.376%, 08/25/37 (01/25/15)[4]	193,834	30,888
Series 2008-86, Class IO, 4.500%, 03/25/23	361,851	21,077

The accompanying notes are an integral part of these financial statements.

AMG Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 1.3% (continued)
FNMA REMICS,
Series 2010-37, Class GI, 5.000%, 04/25/25	$461,714	$23,654
Series 2010-65, Class IO, 5.000%, 09/25/20	519,450	38,417
Series 2010-121, Class IO, 5.000%, 10/25/25	197,121	13,722
Series 2011-69, Class AI, 5.000%, 05/25/18	537,036	29,572
Series 2011-88, Class WI, 3.500%, 09/25/26	457,823	57,062
Series 2011-124, Class IC, 3.500%, 09/25/21	435,319	32,463
Series 2012-126, Class SJ, 4.831%, 11/25/42 (01/25/15)[4]	827,179	129,053
GNMA,
Series 2011-32, Class KS, 11.778%, 06/16/34 (01/16/15)[4]	353,207	74,448
Series 2011-94, Class IS, 6.539%, 06/16/36 (01/16/15)[4]	300,178	48,407
Series 2011-157, Class SG, 6.435%, 12/20/41 (01/20/15)[4]	1,135,754	263,150
Series 2011-167, Class IO, 5.000%, 12/16/20	415,672	27,810
Series 2012-34, Class KS, 5.889%, 03/16/42 (01/16/15)[4]	462,911	101,722
Series 2012-69, Class QI, 4.000%, 03/16/41	340,151	60,330
Series 2012-103, Class IB, 3.500%, 04/20/40	296,533	42,078
Total Interest Only Strips		2,311,054
Total U.S. Government and Agency Obligations (cost $186,488,076)		189,864,609

Short-Term Investments - 45.4%
U.S. Treasury Bills - 0.1%
U.S. Treasury Bill, 0.04%, 04/02/15[12,13]	90,000	89,991

	Shares
Other Investment Companies - 45.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%[10]	58,876,539	58,876,539
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.07%[10]	20,009,126	20,009,126
Total Other Investment Companies		78,885,665
Total Short-Term Investments (cost $78,975,656)		78,975,656
Total Investments - 157.1% (cost $270,398,346)		273,572,673
Other Assets, less Liabilities - (57.1)%		(99,435,051)
Net Assets - 100.0%		$174,137,622

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

During the year ended December 31, 2014, the AMG Managers Short Duration Government Fund (the Fund) returned 0.60%, while the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index returned 0.12%.

During 2014, we witnessed the initial attempts to transition to a more normal market environment. Despite the U.S. Federal Reserve’s (the Fed) successful withdrawal from the third round of quantitative easing (QE3), longer-term interest rates declined significantly throughout the year. By the end of the year, however, rates on the shorter end of the curve began to rise in anticipation of Fed tightening.

Agency mortgage-backed securities (MBS) were off to a scorching start to begin 2014, as spreads tightened significantly within the sector. This action occurred despite the Fed’s move to begin its tapering of QE3 at a rate of roughly $10 billion per month. The reduction in monthly demand from the Fed was more than offset by the reduction in supply driven by higher interest rates.

The start of the second quarter brought some turbulence in global capital markets, as the rebound in economic activity after the cold winter brought uncertainty about monetary policy to the forefront. While intermediate rates remained firm, longer rates rallied as investors looked for safe assets due to the combination of uncertainty about Russia, low relative rates in Europe and the general consensus that some short covering was occurring due to significant short positions by most of the active management community. The lack of volatility in intermediate rates was supportive for agency MBS.

Market participants began the third quarter with a rush for the exits, as years of rising prices and falling volatility had “packed the theater” by encouraging the accumulation of risk positions. At the same time, many of the theater’s exit doors had been blocked by considerable reductions in the number and risk tolerance of market intermediaries.

Agency MBS faced some headwinds as lower interest rates drove increased supply while the Fed continued its stable path of tapering. Spreads leaked wider as gross MBS production rose to $80 billion per month, which was $30 billion per month higher than the previous quarter.

Shifting economic and financial forces wrought havoc in global markets to begin the fourth quarter. While there was no specific catalyst, it felt as though market participants finally realized that the uncertainty regarding future monetary policy actions as QE3 ended should be reflected in lower prices. The market also struggled to digest the many other important market developments, including redoubled monetary stimulus from the Bank of Japan, growing asset purchases by the European Central Bank, gathering economic weakness in China and Europe, plummeting inflation pricing, increasing strength in the U.S. Dollar and the sharp decline in oil prices. Agency MBS felt pressure initially from the sharp rally in rates, as concerns rose over a potential increase in prepayment rates and a pick-up in implied volatilities. The concerns, however, were short-lived, as spreads returned back to their starting point within a few weeks.

Most of the Fund outperformance for 2014 was attributable to our positioning in agency MBS, specifically avoiding those parts of the market where the Fed was most active. Higher-coupon fixed-rate mortgages (FRMs), adjustable-rate mortgages (ARMS) and front-pay tranches from collateral mortgage obligations (CMOs) all benefited from the reduced production of mortgages and the slower prepayment environment.

At the end of the year, while the Fund held the majority of its exposure in 15-year agency FRMs, we reduced the portfolio concentration to this sector by almost half over the course of the year to end at 24% of the portfolio market weight. We added 8% to the market weighting in 30-year FRMs while maintaining the exposures to agency ARMs and CMOs at relatively constant levels. We continue to view MBS as an attractive alternative to Treasuries due to the additional spread offered.

LOOKING FORWARD

As we enter 2015, Amundi Smith Breeden believes that agency MBS offer spreads that are modestly tight to historical standards and are largely supported by a combination of low volatility and prepayment rates, as well as the continued re-investment of paydowns on the existing Fed portfolio of agency MBS. The Fed currently owns one-third of outstanding agency FRMs, and that portfolio size is being maintained for now. All three of these supports bear watching, although we feel a significant rise in prepayment rates is unlikely. The current level of volatility is certainly worth watching, as we may be emerging from a period in which monetary policy was extremely market-friendly due to the clarity with which moves were projected. The view over the next few years, however, is much less clear, and the expectations of the timing and pace of rate increases vary greatly, even amongst Fed members. This confusion may drive increased volatility entering 2015, as the market tries to estimate the future direction of rates.

Finally, we will be monitoring for any indication from the Fed regarding potential changes to its current re-investment program, which we expect to continue as is well into late 2015, barring any shifts in economic momentum. We expect agency MBS to moderately widen to levels that would be somewhat cheap historically over the next year or two as the Fed begins to shrink its balance sheet and volatility increases. The carry benefit that MBS offer versus Treasuries, however, is likely to offset any spread widening, making it an attractive asset class. The increased volatility should also benefit investors who are approaching the asset class through prudent active management.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

AMG Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Short Duration Government Fund on December 31, 2004 to a $10,000 investment made in the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Short Duration Government Fund and the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Short Duration Government Fund [2,3,4,5]	0.60%	0.96%	2.22%
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index[6]	0.12%	0.22%	1.86%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.
[5]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[6]	The BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of 6-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Category	AMG Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	74.7%
Asset-Backed Securities	9.6%
Mortgage-Backed Securities	4.2%
Other Assets and Liabilities	11.5%

**	As a percentage of net assets.

Rating	AMG Managers Short Duration Government Fund†
U.S. Government and Agency Obligations	85.6%
Aaa	14.2%
Aa	0.0%
A	0.1%
Baa	0.0%
Ba & lower	0.1%

†	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Chase Issuance Trust, Series 2013-A9, Class A, 0.581%, 11/16/20	3.1%
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23*	2.3
FHLMC REMICS, Series 3990, Class GF, 0.561%, 03/15/41	2.3
FNMA REMICS, Series 2011-115, Class FK, 0.540%, 10/25/39	2.2
FNMA, 3.500%, TBA 15yr	1.6
FHLMC Gold Pool, 5.500%, 12/01/24*	1.6
FNMA, 2.295%, 04/01/37	1.5
FNMA, 6.500%, 12/01/28*	1.3
FNMA, 5.500%, 08/01/41	1.3
FHLMC Gold Pool, 5.500%, 01/01/39*	1.3

Top Ten as a Group	18.5%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Asset-Backed Securities - 9.6%
AmeriCredit Automobile Receivables Trust,
Series 2011-1, Class D, 4.260%, 02/08/17	$3,420,000	$3,464,556
Series 2011-2, Class D, 4.000%, 05/08/17	3,900,000	3,959,682
Series 2011-3, Class D, 4.040%, 07/10/17	4,095,000	4,168,575
Series 2012-1, Class C, 2.670%, 01/08/18	400,000	404,894
Chase Issuance Trust,
Series 2013-A9, Class A, 0.581%, 11/16/20 (01/15/15)[4]	11,724,000	11,746,791
Series 2014-A5, Class A5, 0.531%, 04/15/21 (01/15/15)[4]	1,284,000	1,279,746
Citibank Credit Card Issuance Trust,
Series 2013-A12, Class A12, 0.462%, 11/07/18 (02/09/15)[4]	4,000,000	3,995,688
Series 2013-A7, Class A7, 0.596%, 09/10/20 (02/10/15)[4]	1,121,000	1,120,751
Discover Card Execution Note Trust,
Series 2014-A1, Class A1, 0.591%, 07/15/21 (01/15/15)[4]	1,080,000	1,082,337
Series 2014-A2, Class A2, 0.432%, 08/15/19 (02/17/15)[4]	1,500,000	1,496,544
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.010%, 02/15/17	4,161,000	4,230,426
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A5, 1.250%, 12/25/34 (01/26/15)[4]	87,913	87,393
Total Asset-Backed Securities (cost $37,113,624)		37,037,383
Mortgage-Backed Securities - 4.2%
Bank of America Commercial Mortgage Trust, Series 2006-6, Class A2, 5.309%, 10/10/45	28,050	28,060
Bank of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.152%, 09/10/47[6]	2,536,753	2,589,081
Bear Stearns Commercial Mortgage Securities Trust,
Series 2004-PWR4, Class A3, 5.468%, 06/11/41[6]	105,652	105,628
Series 2005-PWR7, Class A3, 5.116%, 02/11/41[6]	507,952	507,962
Series 2006-T22, Class A4, 5.575%, 04/12/38[6]	1,667,451	1,729,199
CD Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.226%, 07/15/44[6]	561,550	570,623
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A4, 4.860%, 05/15/43	22,673	22,649
Commercial Mortgage Trust, Series 2005-C6, Class A5A, 5.116%, 06/10/44[6]	518,069	523,593
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A4, 0.670%, 02/25/35 (01/26/15)[4,8]	544,104	216,898
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 07/10/39	1,693,102	1,694,736
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.954%, 09/15/30	1,208,142	1,214,171
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class A3, 6.720%, 11/15/26[6]	837,738	873,961
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A4, 5.204%, 09/12/42[6]	919,680	919,387
Morgan Stanley Capital I Trust, Series 2006-HQ8, Class A4, 5.412%, 03/12/44[6]	1,691,049	1,733,494
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7, 5.118%, 07/15/42[6]	1,696,377	1,710,473
Series 2005-C22, Class A4, 5.269%, 12/15/44[6]	1,358,667	1,387,674
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 0.520%, 01/25/45 (01/25/15)[4]	456,617	420,453

Total Mortgage-Backed Securities (cost $17,247,155)		16,248,042

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 74.7%

Federal Home Loan Mortgage Corporation - 28.5%
FHLMC,
1.875%, 09/01/35 (03/15/15)[4]	$2,010,680	$2,113,130
2.125%, 11/01/33 (03/15/15)[4]	962,618	1,017,550
2.344%, 10/01/33 (03/15/15)[4]	1,303,108	1,385,058
2.350%, 10/01/33 to 11/01/33 (03/15/15)[4]	3,148,408	3,353,038
2.355%, 12/01/33 (03/15/15)[4]	1,815,043	1,937,005
2.357%, 07/01/34 (03/15/15)[4]	288,727	308,375
2.365%, 09/01/33 (03/15/15)[4]	2,350,410	2,511,346
2.375%, 12/01/32 to 05/01/34 (03/15/15)[4]	6,253,627	6,665,160
2.392%, 10/01/28 (03/15/15)[4]	46,267	48,824
2.554%, 02/01/23 (03/15/15)[4]	290,108	308,816
2.621%, 06/01/35 (03/15/15)[4]	712,745	766,015
2.797%, 02/01/37 (03/15/15)[4]	821,784	882,510
FHLMC Gold Pool,
4.000%, 05/01/24 to 11/01/26	8,778,009	9,379,349
4.500%, 05/01/19 to 07/01/26	5,777,093	6,159,309
5.000%, 09/01/17 to 04/01/23	8,463,756	8,974,655
5.500%, 05/01/17 to 08/01/40	23,657,393	26,147,164
6.000%, 06/01/16 to 01/01/24	7,068,581	7,682,502
6.500%, 03/01/18 to 10/01/23	510,931	548,916
7.000%, 06/01/17 to 07/01/19	239,031	250,892
7.500%, 04/01/15 to 03/01/33	371,141	435,147
FHLMC REMICS,
Series 2091, Class PG, 6.000%, 11/15/28	246,075	270,715
Series 2132, Class PE, 6.000%, 03/15/29	406,485	445,854
Series 2427, Class LW, 6.000%, 03/15/17	575,379	597,310
Series 2429, Class HB, 6.500%, 12/15/23	622,021	701,690
Series 2541, Class ED, 5.000%, 12/15/17	2,247,936	2,351,923
Series 2554, Class HA, 4.500%, 04/15/32	56,712	56,752
Series 2627, Class BM, 4.500%, 06/15/18	170,576	177,907
Series 2631, Class PD, 4.500%, 06/15/18	57,861	60,601
Series 2645, Class BY, 4.500%, 07/15/18	1,956,307	2,040,176
Series 2682, Class LC, 4.500%, 07/15/32	821,729	847,036
Series 2683, Class JB, 4.000%, 09/15/18	302,829	314,649
Series 2709, Class PE, 5.000%, 12/15/22	327,503	332,367
Series 2763, Class JD, 3.500%, 10/15/18	146,825	148,239
Series 2786, Class BC, 4.000%, 04/15/19	200,283	209,681
Series 2809, Class UC, 4.000%, 06/15/19	213,346	221,869

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation - 28.5% (continued)
FHLMC REMICS,
Series 2877, Class PA, 5.500%, 07/15/33	$192,581	$204,265
Series 2882, Class UM, 4.500%, 08/15/19	616,603	624,043
Series 2935, Class LM, 4.500%, 02/15/35	656,865	684,711
Series 3000, Class PB, 3.900%, 01/15/23	21,933	22,048
Series 3013, Class GA, 5.000%, 06/15/34	428,192	435,566
Series 3033, Class CI, 5.500%, 01/15/35	377,406	398,032
Series 3117, Class PL, 5.000%, 08/15/34	309,847	312,691
Series 3535, Class CA, 4.000%, 05/15/24	192,586	200,353
Series 3609, Class LA, 4.000%, 12/15/24	631,308	660,259
Series 3632, Class AG, 4.000%, 06/15/38	350,032	366,772
Series 3640, Class JA, 1.500%, 03/15/15	47,280	47,276
Series 3653, Class JK, 5.000%, 11/15/38	329,115	351,983
Series 3659, Class EJ, 3.000%, 06/15/18	4,327,648	4,434,212
Series 3683, Class AD, 2.250%, 06/15/20	954,289	963,888
Series 3756, Class DA, 1.200%, 11/15/18	762,798	764,832
Series 3818, Class UA, 1.350%, 02/15/17	234,428	235,742
Series 3827, Class CA, 1.500%, 04/15/17	252,831	254,143
Series 3846, Class CK, 1.500%, 09/15/20	278,970	281,288
Series 3990, Class GF, 0.561%, 03/15/41 (01/15/15)[4]	8,763,009	8,855,493

Total Federal Home Loan Mortgage Corporation		109,749,127
Federal National Mortgage Association - 37.7%
FNMA,
1.850%, 08/01/34 (02/25/15)[4]	338,538	356,952
1.875%, 02/01/33 (02/25/15)[4]	1,456,450	1,537,473
1.890%, 01/01/24 (02/25/15)[4]	686,955	700,972
1.925%, 09/01/33 to 03/01/36 (02/25/15)[4]	2,024,330	2,142,300
1.930%, 08/01/35 (02/25/15)[4]	563,764	598,881
1.935%, 08/01/33 (02/25/15)[4]	530,732	562,343
1.975%, 06/01/34 (02/25/15)[4]	983,065	1,042,325
2.020%, 02/01/36 (02/25/15)[4]	3,321,595	3,518,995
2.127%, 10/01/35 (02/25/15)[4]	1,718,764	1,828,895
2.150%, 01/01/34 to 08/01/34 (02/25/15)[4]	1,157,421	1,225,028
2.176%, 01/01/36 to 08/01/36 (02/25/15)[4]	316,962	338,505
2.192%, 12/01/33 (02/25/15)[4]	678,594	723,271
2.193%, 03/01/34 (02/25/15)[4]	297,181	315,055
2.195%, 01/01/33 (02/25/15)[4]	33,535	34,372
2.201%, 07/01/34 (02/25/15)[4]	1,687,445	1,801,230
2.243%, 05/01/33 (02/25/15)[4]	2,104,099	2,239,738
2.250%, 03/01/33 (02/25/15)[4]	482,852	514,011

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 37.7% (continued)
FNMA,
2.270%, 09/01/37 (02/25/15)[4]	$242,566	$262,205
2.278%, 09/01/33 (02/25/15)[4]	671,967	715,619
2.295%, 04/01/37 (02/25/15)[4]	5,497,019	5,871,271
2.300%, 02/01/37 (02/25/15)[4]	515,046	550,143
2.306%, 12/01/34 (02/25/15)[4]	2,876,293	3,077,469
2.316%, 06/01/33 (02/25/15)[4]	476,984	508,598
2.329%, 01/01/26 (02/25/15)[4]	291,026	302,321
2.348%, 08/01/35 (02/25/15)[4]	1,630,854	1,744,321
2.355%, 01/01/25 to 05/01/36 (02/25/15)[4]	881,551	930,710
2.371%, 05/01/34 (02/25/15)[4]	2,108,061	2,256,197
2.383%, 06/01/34 (02/25/15)[4]	2,685,694	2,868,024
2.402%, 01/01/36 (02/25/15)[4]	54,665	58,655
2.425%, 01/01/34 (02/25/15)[4]	2,342,273	2,512,684
2.428%, 12/01/34 (02/25/15)[4]	2,502,698	2,685,311
2.435%, 01/01/33 (02/25/15)[4]	1,065,138	1,142,783
2.457%, 04/01/34 (02/25/15)[4]	652,140	700,369
2.473%, 04/01/34 (02/25/15)[4]	793,842	852,276
2.485%, 11/01/34 (02/25/15)[4]	4,280,597	4,578,774
2.505%, 01/01/36 (02/25/15)[4]	4,330,120	4,651,963
3.500%, TBA 15yr,[5,11]	6,000,000	6,338,437
4.000%, 10/01/21 to 12/01/26	599,293	639,593
4.500%, 10/01/19 to 06/01/26	2,915,222	3,140,468
5.000%, 03/01/18 to 09/01/25	12,266,873	13,187,154
5.500%, 10/01/17 to 08/01/41	19,336,865	21,546,126
6.000%, 03/01/17 to 07/01/25	9,255,642	10,025,130
6.500%, 04/01/17 to 08/01/32	5,163,890	5,877,683
7.000%, 11/01/22	2,428,413	2,662,123
7.500%, 08/01/33 to 09/01/33	83,684	97,678
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.410%, 05/25/32 (01/26/15)[4]	321,850	316,865
Series 2003-T4, Class 1A, 0.390%, 09/26/33 (01/26/15)[4]	14,530	14,395
FNMA REMICS,
Series 1994-31, Class ZC, 6.500%, 02/25/24	608,205	682,493
Series 1994-76, Class J, 5.000%, 04/25/24	207,853	217,450
Series 2001-63, Class FA, 0.712%, 12/18/31 (01/18/15)[4]	575,409	584,085
Series 2001-76, Class UD, 5.500%, 01/25/17	688,255	713,999
Series 2002-47, Class FD, 0.570%, 08/25/32 (01/25/15)[4]	604,859	610,832
Series 2002-56, Class UC, 5.500%, 09/25/17	294,078	306,931
Series 2002-74, Class FV, 0.620%, 11/25/32 (01/25/15)[4]	1,041,774	1,052,812

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 37.7% (continued)
FNMA REMICS,
Series 2003-2, Class FA, 0.670%, 02/25/33 (01/25/15)[4]	$538,229	$544,493
Series 2003-3, Class HJ, 5.000%, 02/25/18	165,811	173,547
Series 2003-64, Class YA, 3.000%, 05/25/23	167,246	170,589
Series 2004-1, Class AC, 4.000%, 02/25/19	111,018	114,994
Series 2004-21, Class AE, 4.000%, 04/25/19	503,575	523,634
Series 2004-27, Class HB, 4.000%, 05/25/19	243,900	253,508
Series 2004-53, Class NC, 5.500%, 07/25/24	353,555	385,473
Series 2004-78, Class AC, 5.000%, 05/25/32	96,186	96,383
Series 2005-13, Class AF, 0.570%, 03/25/35 (01/25/15)[4]	733,487	739,984
Series 2005-19, Class PA, 5.500%, 07/25/34	166,017	180,344
Series 2005-29, Class TC, 5.000%, 04/25/35	76,792	77,505
Series 2005-58, Class EP, 5.500%, 07/25/35	404,623	443,520
Series 2005-68, Class PB, 5.750%, 07/25/35	90,255	97,052
Series 2005-68, Class PC, 5.500%, 07/25/35	321,906	344,724
Series 2005-100, Class GC, 5.000%, 12/25/34	507,742	519,152
Series 2006-18, Class PD, 5.500%, 08/25/34	108,589	112,188
Series 2007-56, Class FK, 0.540%, 06/25/37 to 10/25/39 (01/25/15)[4]	8,653,172	8,730,266
Series 2007-65, Class GB, 5.000%, 10/25/33	49,843	49,828
Series 2007-69, Class AB, 5.500%, 12/25/32	100,723	101,986
Series 2008-59, Class KB, 4.500%, 07/25/23	232,843	243,797
Series 2008-81, Class KA, 5.000%, 10/25/22	14,714	14,750
Series 2010-12, Class AC, 2.500%, 12/25/18	321,323	327,656
Series 2011-40, Class DK, 4.000%, 11/25/37	279,562	281,353
Series 2011-60, Class UC, 2.500%, 09/25/39	534,926	545,136
Series 2011-60, Class UE, 3.000%, 09/25/39	1,298,794	1,336,536
FNMA Whole Loan,
Series 2003-W1, Class 2A, 6.552%, 12/25/42[6]	20,650	23,747
Series 2003-W4, Class 4A, 7.017%, 10/25/42[6]	509,725	583,495
Series 2003-W13, Class AV2, 0.450%, 10/25/33 (01/26/15)[4,8]	36,639	35,190
Series 2004-W5, Class F1, 0.620%, 02/25/47 (01/25/15)[4]	538,038	541,437
Series 2004-W14, Class 1AF, 0.570%, 07/25/44 (01/25/15)[4]	2,161,615	2,124,649
Series 2005-W2, Class A1, 0.370%, 05/25/35 (01/25/15)[4]	1,720,082	1,706,323
Total Federal National Mortgage Association		145,187,532
Government National Mortgage Association - 3.2%
GNMA,
1.625%, 12/20/21 to 03/20/37 (02/20/15)[4]	6,225,412	6,480,570
2.000%, 06/20/22 (02/20/15)[4]	55,857	59,502
2.500%, 07/20/18 to 08/20/21 (02/20/15)[4]	51,819	53,777

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association - 3.2% (continued)
GNMA,
2.750%, 10/20/17 (02/20/15)[4]	$15,912	$16,341
3.000%, 11/20/17 to 03/20/21 (02/20/15)[4]	63,771	66,152
3.500%, 07/20/18 (02/20/15)[4]	20,378	21,106
4.000%, 09/15/18	278,564	296,063
4.500%, 04/15/18 to 07/15/24	1,768,767	1,854,174
5.000%, 06/20/19 to 04/20/20	425,136	453,851
5.500%, 03/15/17 to 06/15/18	897,390	946,394
9.500%, 12/15/17	2,201	2,334
Series 2000-36, 0.711%, 11/16/30 (01/16/15)[4]	654,010	659,382
Series 2010-2, 0.711%, 01/16/40 (01/16/15)[4]	1,308,972	1,325,142
Total Government National Mortgage Association		12,234,788
Interest Only Strips - 2.0%
FHLMC,
Series 215, Class IO, 8.000%, 06/15/31[8]	123,243	23,834
Series 233, Class 5, 4.500%, 09/15/35	61,407	9,983
FHLMC REMICS,
Series 2649, Class IM, 7.000%, 07/15/33	418,926	100,333
Series 2763, Class KS, 6.489%, 10/15/18 (01/15/15)[4]	180,117	5,020
Series 2922, Class SE, 6.589%, 02/15/35 (01/15/15)[4]	303,557	59,719
Series 2934, Class HI, 5.000%, 02/15/20	100,134	8,833
Series 2934, Class KI, 5.000%, 02/15/20	63,926	5,411
Series 2965, Class SA, 5.889%, 05/15/32 (01/15/15)[4]	723,072	116,077
Series 2967, Class JI, 5.000%, 04/15/20	297,828	25,834
Series 2980, Class SL, 6.539%, 11/15/34 (01/15/15)[4]	394,557	95,783
Series 2981, Class SU, 7.639%, 05/15/30 (01/15/15)[4]	353,838	92,158
Series 3031, Class BI, 6.529%, 08/15/35 (01/15/15)[4]	1,038,723	186,195
Series 3065, Class DI, 6.459%, 04/15/35 (01/15/15)[4]	917,810	153,096
Series 3114, Class GI, 6.439%, 02/15/36 (01/15/15)[4]	1,530,560	288,205
Series 3308, Class S, 7.039%, 03/15/32 (01/15/15)[4]	649,701	126,195
Series 3424, Class XI, 6.409%, 05/15/36 (01/15/15)[4]	734,062	113,801
Series 3489, Class SD, 7.639%, 06/15/32 (01/15/15)[4]	362,969	76,390
Series 3606, Class SN, 6.089%, 12/15/39 (01/15/15)[4]	1,025,465	161,650
Series 3685, Class EI, 5.000%, 03/15/19	916,327	51,721
Series 3731, Class IO, 5.000%, 07/15/19	434,278	26,181
Series 3882, Class AI, 5.000%, 06/15/26	221,348	16,689
FNMA,
Series 92, Class 2, 9.000%, 12/25/16[8]	5,565	346
Series 306, Class IO, 8.000%, 05/25/30[8]	97,275	21,639
Series 365, Class 4, 5.000%, 04/25/36	88,725	15,968

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 2.0% (continued)
FNMA REMICS,
Series 2001-82, Class S, 7.661%, 05/25/28 (01/25/15)[4,8]	$302,079	$71,348
Series 2003-48, Class SJ, 5.831%, 06/25/18 (01/25/15)[4]	141,298	7,295
Series 2003-73, Class SM, 6.431%, 04/25/18 (01/25/15)[4]	107,559	3,529
Series 2004-49, Class SQ, 6.881%, 07/25/34 (01/25/15)[4]	252,371	49,314
Series 2004-51, Class SX, 6.951%, 07/25/34 (01/25/15)[4]	410,505	84,298
Series 2004-64, Class SW, 6.881%, 08/25/34 (01/25/15)[4]	1,093,924	224,084
Series 2004-66, Class SE, 6.331%, 09/25/34 (01/25/15)[4]	178,516	33,316
Series 2005-5, Class SD, 6.531%, 01/25/35 (01/25/15)[4]	329,738	58,500
Series 2005-12, Class SC, 6.581%, 03/25/35 (01/25/15)[4]	415,310	67,922
Series 2005-45, Class SR, 6.551%, 06/25/35 (01/25/15)[4]	951,948	189,780
Series 2005-65, Class KI, 6.831%, 08/25/35 (01/25/15)[4]	2,204,239	437,166
Series 2005-66, Class GS, 6.681%, 07/25/20 (01/25/15)[4]	166,995	17,642
Series 2006-3, Class SA, 5.981%, 03/25/36 (01/25/15)[4]	434,602	77,737
Series 2007-75, Class JI, 6.376%, 08/25/37 (01/25/15)[4]	232,553	37,058
Series 2007-85, Class SI, 6.291%, 09/25/37 (01/25/15)[4]	477,503	85,265
Series 2008-86, Class IO, 4.500%, 03/25/23	905,782	52,760
Series 2008-87, Class AS, 7.481%, 07/25/33 (01/25/15)[4]	1,341,145	291,563
Series 2010-37, Class GI, 5.000%, 04/25/25	1,186,046	60,763
Series 2010-65, Class IO, 5.000%, 09/25/20	1,342,741	99,305
Series 2010-68, Class SJ, 6.381%, 07/25/40 (01/25/15)[4]	473,216	92,760
Series 2010-105, Class IO, 5.000%, 08/25/20	680,253	56,426
Series 2010-121, Class IO, 5.000%, 10/25/25	529,008	36,824
Series 2011-69, Class AI, 5.000%, 05/25/18	1,434,681	79,001
Series 2011-88, Class WI, 3.500%, 09/25/26	1,343,328	167,430
Series 2011-124, Class IC, 3.500%, 09/25/21	2,064,052	153,921
Series 2012-126, Class SJ, 4.831%, 11/25/42 (01/25/15)[4]	5,440,223	848,762
GNMA,
Series 2011-32, Class KS, 11.778%, 06/16/34 (01/16/15)[4]	858,100	180,867
Series 2011-94, Class IS, 6.539%, 06/16/36 (01/16/15)[4]	674,416	108,758
Series 2011-146, Class EI, 5.000%, 11/16/41	400,909	100,451
Series 2011-157, Class SG, 6.435%, 12/20/41 (01/20/15)[4]	1,390,112	322,084
Series 2011-167, Class IO, 5.000%, 12/16/20	2,448,079	163,787
Series 2012-34, Class KS, 5.889%, 03/16/42 (01/16/15)[4]	3,554,864	781,162
Series 2012-69, Class QI, 4.000%, 03/16/41	1,799,412	319,148
Series 2012-96, Class IC, 3.000%, 08/20/27	1,111,370	121,543
Series 2012-101, Class AI, 3.500%, 08/20/27	850,544	126,763
Series 2012-103, Class IB, 3.500%, 04/20/40	1,290,886	183,177
Total Interest Only Strips		7,572,570

The accompanying notes are an integral part of these financial statements.

AMG Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government Obligations - 3.3%
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23	$8,978,288	$8,876,582
U.S. Treasury Inflation Protected Securities, 2.375%, 01/15/27	3,214,220	3,846,769
Total U.S. Government Obligations		12,723,351
Total U.S. Government and Agency Obligations (cost $280,431,968)		287,467,368

Short-Term Investments - 9.1%
U.S. Government and Agency Discount Notes - 7.6%
FHLMC, 0.15%, 06/16/15[10,12]	7,134,000	7,130,733
FHLMC, 0.14%, 08/25/15[12]	8,000,000	7,993,104
FHLMC, 0.18%, 10/20/15[12]	2,000,000	1,997,398
FNMA, 0.10%, 05/01/15[12]	10,000,000	9,996,990
FNMA, 0.18%, 10/01/15[12]	2,000,000	1,997,568
Total U.S. Government and Agency Discount Notes		29,115,793
U.S. Treasury Bills - 0.2%
U.S. Treasury Bill, 0.04%, 04/02/15[12,13]	830,000	829,917

	Shares
Other Investment Companies - 1.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%[10]	5,137,426	5,137,426
Total Short-Term Investments (cost $35,079,642)		35,083,136
Total Investments - 97.6% (cost $369,872,389)		375,835,929
Other Assets, less Liabilities - 2.4%		9,410,430
Net Assets - 100.0%		$385,246,359

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Chicago Equity Partners Balanced Fund	$67,229,157	$5,168,870	$(1,345,662)	$3,823,208
AMG Managers High Yield Fund	40,029,534	813,635	(1,216,326)	(402,691)
AMG Managers Intermediate Duration Government Fund	272,725,023	4,047,000	(3,199,350)	847,650
AMG Managers Short Duration Government Fund	377,398,554	7,370,877	(8,933,502)	(1,562,625)

*	Non-income producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2014, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
AMG Managers High Yield Fund	$9,931,363	26.2%
AMG Managers Intermediate Duration Government Fund	487,674	0.3%

(b)	Step Bond: A debt instrument with either deferred interest or an interest rate that resets at specific times during its term.

[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2014, amounting to the following:

Fund	Value	% of Net Assets
AMG Chicago Equity Partners Balanced Fund	$1,056,983	1.5%
AMG Managers High Yield Fund	1,986,847	5.3%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Floating Rate Security: The rate listed is as of December 31, 2014. Date in parentheses represents the security’s next coupon rate reset.
[5]	All or part of the security is delayed delivery transactions. The market value of delayed delivery securities at December 31, 2014, amounted to the following:

Fund	Value	% of Net Assets
AMG Managers High Yield Fund	$165,517	0.4%
AMG Managers Intermediate Duration Government Fund	99,692,486	57.2%
AMG Managers Short Duration Government Fund	6,338,437	1.6%

[6]	Variable Rate Security: The rate listed is as of December 31, 2014 and is periodically reset subject to terms and conditions set forth in the debenture.
[7]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
[8]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. Illiquid securities market value at December 31, 2014, amounted to the following:

Fund	Value	% of Net Assets
AMG Managers High Yield	$193,551	0.5%
AMG Managers Intermediate Duration Government Fund	511,302	0.3%
AMG Managers Short Duration Government Fund	369,255	0.1%

[9]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

[10]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2014, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
AMG Managers High Yield Fund	$165,517	0.4%
AMG Managers Intermediate Duration Government Fund	130,113,295	74.7%
AMG Managers Short Duration Government Fund	6,338,437	1.6%

[11]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
[12]	Represents yield to maturity at December 31, 2014.
[13]	Some or all of this security is held with brokers as collateral for futures contracts. The collateral market value at December 31, 2014, amounted to the following:

Fund	Value	% of Net Assets
AMG Managers Intermediate Duration Government Fund	$89,991	0.1%
AMG Managers Short Duration Government Fund	829,917	0.2%

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$43,056,901	—	—	$43,056,901
Corporate Bonds and Notes††	—	$1,957,709	—	1,957,709
U.S. Government and Agency Obligations††	—	21,091,762	—	21,091,762
Short-Term Investments
Repurchase Agreements	—	1,092,623	—	1,092,623
Other Investment Companies	3,853,370	—	—	3,853,370

Total Investments in Securities	$46,910,271	$24,142,094	—	$71,052,365

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers High Yield Fund
Investments in Securities
Floating Rate Senior Loan Interests	—	$1,866,201	$274,666	$2,140,867
Corporate Bonds and Notes††	—	34,282,004	—	34,282,004
Short-Term Investments
Repurchase Agreements	—	2,064,987	—	2,064,987
Other Investment Companies	$1,138,985	—	—	1,138,985

Total Investments in Securities	$1,138,985	$38,213,192	$274,666	$39,626,843

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2014:

AMG Managers High Yield Fund	Floating Rate Senior Loan
Balance as of December 31, 2013	—
Accrued discounts (premiums)	$(56)
Realized gain (loss)	(5)
Change in unrealized appreciation (depreciation)	(5,069)
Purchases	280,948
Sales	(1,152)
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2014	$274,666
Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014	$(5,069)

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investment.

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Intermediate Duration Government Fund
Investments in Securities
Mortgage-Backed Securities	—	$4,732,408	—	$4,732,408
U.S. Government and Agency Obligations††	—	189,864,609	—	189,864,609
Short-Term Investments
U.S. Treasury Bills	—	89,991	—	89,991
Other Investment Companies	$78,885,665	—	—	78,885,665

Total Investments in Securities	$78,885,665	$194,687,008	—	$273,572,673

TBA Sale Commitments	—	$(6,338,325)	—	$(6,338,325)

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$82,499	—	—	$82,499

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(111,958)	—	—	(111,958)

Total Financial Derivative Instruments	$(29,459)	—	—	$(29,459)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Short Duration Government Fund
Investments in Securities
Asset-Backed Securities	—	$37,037,383	—	$37,037,383
Mortgage-Backed Securities	—	16,248,042	—	16,248,042
U.S. Government and Agency Obligations††	—	287,467,368	—	287,467,368
Short-Term Investments
U.S. Government and Agency Discount Notes	—	29,115,793	—	29,115,793
U.S. Treasury Bills	—	829,917	—	829,917
Other Investment Companies	$5,137,426	—	—	5,137,426

Total Investments in Securities	$5,137,426	$370,698,503	—	$375,835,929

Financial Derivative Instruments-Assets†††
Interest Rate Contracts	$10,303	—	—	$10,303

Financial Derivative Instruments-Liabilities†††
Interest Rate Contracts	(366,166)	—	—	(366,166)

Total Financial Derivative Instruments	$(355,863)	—	—	($355,863)

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
†††	Derivative instruments, such as futures, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following schedule shows the fair value of derivative instruments at December 31, 2014:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	$1,938	Payable for variation margin[1]	$7,188

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
AMG Managers Short Duration Government Fund
	Interest rate contracts	Receivable for variation margin[1]	$3,281	Payable for variation margin[1]	$77,438

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) for AMG Managers Intermediate Duration Government Fund and AMG Managers Short Duration Government Fund of $(29,459) and $(355,863), respectively, as reported in the Notes to Schedule of Portfolio Investments.

For the year ended December 31, 2014, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain/(loss) and unrealized gain (loss) on derivatives recognized in income were as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
AMG Managers Intermediate Duration Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(319,055)	Net change in unrealized appreciation- (depreciation) of futures contracts	$5,016

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
AMG Managers Short Duration Government Fund
	Interest rate contracts	Net realized loss on futures contracts	$(2,253,715)	Net change in unrealized appreciation- (depreciation) of futures contracts	$(1,008,204)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

At December 31, 2014, the following Fund had TBA forward sale commitments:

(See Note 1(I) in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

Security	Principal Amount	Settlement Date		Current Liability	Proceeds
FNMA, 3.500, TBA 30yr	$1,200,000	1/14/15		$1,250,906	$(1,247,063)
FNMA, 4.000, TBA 30yr	3,800,000	1/14/15		4,055,565	(4,046,406)
GNMA, 4.000, TBA 30yr	650,000	1/21/15		710,201	(709,211)
GNMA, 4.500, TBA 30yr	300,000	1/21/15		321,653	(321,000)

			Totals	$6,338,325	$(6,323,680)

At December 31, 2014, the following Funds had open futures contracts:

(See Note 7 in the Notes to Financial Statements.)

AMG Managers Intermediate Duration Government Fund

Type	Number of Contracts	Position	Expiration Date		Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	5	Short	04/06/15		$1,472
5-Year Interest Rate Swap	23	Short	03/18/15		70,380
5-Year U.S. Treasury Note	2	Short	04/06/15		89
10-Year Interest Rate Swap	33	Short	03/18/15		(111,958)
10-Year U.S. Treasury Note	5	Long	03/31/15		1,472
U.S. Treasury Long Bond	3	Long	03/31/15		9,086

				Total	$(29,459)

AMG Managers Short Duration Government Fund

Type	Number of Contracts	Position	Expiration Date		Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	35	Short	04/06/15		$10,303
5-Year Interest Rate Swap	399	Short	03/18/15		(149,084)
5-Year U.S. Treasury Note	21	Long	04/06/15		(1,201)
10-Year Interest Rate Swap	53	Short	03/18/15		(52,991)
10-Year U.S. Treasury Note	55	Short	03/31/15		(16,895)
U.S. Treasury Long Bond	48	Short	03/31/15		(145,995)

				Total	$(355,863)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
GS:	Goldman Sachs
GSMPS:	Goldman Sachs Mortgage Participation Securities
GSR:	Goldman Sachs REMIC

IO:	Interest Only
LB-UBS:	Lehman Brothers-Union Bank of Switzerland
MTN:	Medium-Term Notes
PLC:	Public Limited Company
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced
UIT:	Unit Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2014

	AMG Chicago Equity Partners Balanced Fund	AMG Managers High Yield Fund
Assets:
Investments at value* (including securities on loan valued at $1,056,983 and $1,986,847, respectively)	$71,052,365	$39,626,843
Receivable for Fund shares sold	2,276,144	47,952
Dividends, interest and other receivables	160,425	666,462
Receivable from affiliate	27,541	27,867
Receivable for investments sold	780	45,587
Prepaid expenses	14,193	8,222
Total assets	73,531,448	40,422,933
Liabilities:
Payable for investments purchased	3,025,115	310,741
Payable upon return of securities loaned	1,092,623	2,064,987
Payable for Fund shares repurchased	666,607	78,872
Accrued expenses:
Investment advisory and management fees	38,376	22,299
Administrative fees	10,964	6,371
Distribution fees - Investor Class	9,021	7,302
Trustees fees and expenses	599	363
Other	55,025	92,033
Total liabilities	4,898,330	2,582,968

Net Assets	$68,633,118	$37,839,965
Net Assets Represent:
Paid-in capital	$64,112,055	$40,340,036
Undistributed net investment income	7,856	7,556
Accumulated net realized gain (loss) from investments	559,301	(2,106,331)
Net unrealized appreciation (depreciation) of investments	3,953,906	(401,296)
Net Assets	$68,633,118	$37,839,965
* Investments at cost	$67,098,459	$40,028,139

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Chicago Equity Partners Balanced Fund	AMG Managers High Yield Fund
Investor Class Shares:
Net Assets	$41,750,530	$34,709,173
Shares outstanding	2,766,122	4,428,792
Net asset value, offering and redemption price per share	$15.09	$7.84
Service Class Shares:
Net Assets	$14,481,215	n/a
Shares outstanding	951,030	n/a
Net asset value, offering and redemption price per share	$15.23	n/a
Institutional Class Shares:
Net Assets	$12,401,373	$3,130,792
Shares outstanding	814,722	395,298
Net asset value, offering and redemption price per share	$15.22	$7.92

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Intermediate Duration Government Fund	AMG Managers Short Duration Government Fund
Assets:
Investments at value*	$273,572,673	$375,835,929
Receivable for delayed delivery instruments sold	72,017,066	—
Receivable for Fund shares sold	622,472	2,304,015
Dividends, interest and other receivables	498,678	1,109,924
Receivable from affiliate	11,789	—
Receivable for investments sold and paydowns	9,574	15,175,640
Receivable for variation margin	1,938	3,281
Prepaid expenses	5,083	8,458
Total assets	346,739,273	394,437,247
Liabilities:
Payable for delayed delivery investments purchased	163,876,721	6,344,833
Payable for TBA sale commitments (proceeds receivable of $6,323,680 and $0, respectively)	6,338,325	—
Payable for investments purchased	997,397	—
Payable for Fund shares repurchased	904,735	2,384,524
Payable for collateral	257,277	—
Payable for variation margin	7,188	77,438
Accrued expenses:
Investment management and advisory fees	100,663	233,978
Shareholder servicing fees	14,380	1,079
Trustees fees and expenses	1,509	4,517
Other	103,456	144,519
Total liabilities	172,601,651	9,190,888

Net Assets	$174,137,622	$385,246,359
Net Assets Represent:
Paid-in capital	$172,201,435	$387,961,728
Undistributed net investment income	3,101	—
Accumulated net realized loss from investments and futures contracts	(1,197,137)	(8,323,046)
Net unrealized appreciation of investments and futures contracts	3,130,223	5,607,677
Net Assets	$174,137,622	$385,246,359
Shares outstanding	15,894,423	39,933,892
Net asset value, offering and redemption price per share	$10.96	$9.65
* Investments at cost	$270,398,346	$369,872,389

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2014

	AMG Chicago Equity Partners Balanced Fund	AMG Managers High Yield Fund	AMG Managers Intermediate Duration Government Fund	AMG Managers Short Duration Government Fund
Investment Income:
Dividend income	$608,149	$1,038	$26,155	$8,968
Interest income	396,289	2,358,683	3,424,913	5,257,133
Securities lending income	8,164	10,018	—	429
Foreign withholding tax	—	(325)	—	—
Total investment income	1,012,602	2,369,414	3,451,068	5,266,530
Expenses:
Investment management and advisory fees	398,704	264,612	997,949	2,910,872
Administrative fees	113,915	75,603	—	—
Distribution fees - Investor Class	93,566	86,787	—	—
Shareholder servicing fees - Service Class	3,283	—	—	—
Shareholder servicing fees	—	—	142,564	3,770
Registration fees	48,825	36,036	29,662	64,675
Professional fees	34,856	60,924	71,368	85,621
Custodian fees	27,760	64,159	65,876	130,302
Reports to shareholders	17,158	19,676	32,239	58,183
Transfer agent fees	10,142	12,751	11,930	28,154
Trustees fees and expenses	2,341	1,486	5,651	16,801
Miscellaneous	3,162	2,247	3,774	18,077
Total expenses before offsets	753,712	624,281	1,361,013	3,316,455
Expense reimbursements	(178,166)	(197,131)	(91,438)	—
Expense reductions	(8,374)	—	—	—
Fee waivers	—	—	(8,459)	—
Net expenses	567,172	427,150	1,261,116	3,316,455

Net investment income	445,430	1,942,264	2,189,952	1,950,075
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	5,348,407	463,758	4,957,008	2,218,589
Net realized loss on futures contracts	—	—	(319,055)	(2,253,715)
Net change in unrealized appreciation (depreciation) of investments	(680,658)	(1,737,634)	2,282,300	1,427,071
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	5,016	(1,008,204)
Net realized and unrealized gain (loss)	4,667,749	(1,273,876)	6,925,269	383,741

Net increase in net assets resulting from operations	$5,113,179	$668,388	$9,115,221	$2,333,816

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the years ended December 31,

	AMG Chicago Equity Partners Balanced Fund		AMG Managers High Yield Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$445,430	$286,474	$1,942,264	$1,973,826
Net realized gain on investments	5,348,407	3,326,313	463,758	652,164
Net change in unrealized appreciation (depreciation) of investments	(680,658)	2,891,892	(1,737,634)	(514,120)
Net increase in net assets resulting from operations	5,113,179	6,504,679	668,388	2,111,870
Distributions to Shareholders:
From net investment income:
Investor Class	(255,532)	(167,010)	(1,776,356)	(1,812,211)
Service Class	(67,831)	(8,752)	—	—
Institutional Class	(108,580)	(85,363)	(166,982)	(159,039)
From net realized gain on investments:
Investor Class	(3,590,785)	(2,826,451)	—	—
Service Class	(810,554)	(134,245)	—	—
Institutional Class	(1,055,585)	(940,368)	—	—
Total distributions to shareholders	(5,888,867)	(4,162,189)	(1,943,338)	(1,971,250)
Capital Share Transactions:[1]
Net increase from capital share transactions	23,554,155	7,853,945	4,598,297	1,020,739

Total increase in net assets	22,778,467	10,196,435	3,323,347	1,161,359
Net Assets:
Beginning of year	45,854,651	35,658,216	34,516,618	33,355,259
End of year	$68,633,118	$45,854,651	$37,839,965	$34,516,618
End of year undistributed net investment income	$7,856	$15,697	$7,556	$6,409

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the years ended December 31,

	AMG Managers Intermediate Duration Government Fund		AMG Managers Short Duration Government Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,189,952	$2,626,024	$1,950,075	$1,196,351
Net realized gain (loss) on investments and futures contracts	4,637,953	(884,625)	(35,126)	840,123
Net change in unrealized appreciation (depreciation) of investments and futures contracts	2,287,316	(3,908,544)	418,867	(1,033,299)
Net increase (decrease) in net assets resulting from operations	9,115,221	(2,167,145)	2,333,816	1,003,175
Distributions to Shareholders:
From net investment income	(2,186,725)	(2,636,843)	(2,078,120)	(1,317,291)
From net realized gain on investments	(3,467,539)	(284,887)	—	—
Total distributions to shareholders	(5,654,264)	(2,921,730)	(2,078,120)	(1,317,291)
Capital Share Transactions:
Proceeds from sale of shares	63,567,920	35,405,674	160,549,746	233,972,051
Reinvestment of dividends and distributions	5,096,002	2,542,117	1,907,063	1,133,602
Cost of shares repurchased	(34,902,523)	(81,842,141)	(199,954,281)	(278,718,075)
Net increase (decrease) from capital share transactions	33,761,399	(43,894,350)	(37,497,472)	(43,612,422)

Total increase (decrease) in net assets	37,222,356	(48,983,225)	(37,241,776)	(43,926,538)
Net Assets:
Beginning of year	136,915,266	185,898,491	422,488,135	466,414,673
End of year	$174,137,622	$136,915,266	$385,246,359	$422,488,135
End of year undistributed net investment income	$3,101	—	—	—

Capital Share Transactions:
Sale of shares	5,754,077	3,274,081	16,610,106	24,337,342
Reinvested shares from dividends and distributions	465,823	236,358	197,427	117,805
Shares repurchased	(3,191,247)	(7,582,303)	(20,694,738)	(28,975,521)
Net increase (decrease) in shares	3,028,653	(4,071,864)	(3,887,205)	(4,520,374)

The accompanying notes are an integral part of these financial statements.

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.13	$14.19	$13.70	$13.49	$12.33
Income from Investment Operations:
Net investment income	0.11 [3]	0.10 [3,4]	0.18 [3]	0.18 [3]	0.20
Net realized and unrealized gain on investments	1.37 [3]	2.33 [3]	1.16 [3]	0.69 [3]	1.16
Total from investment operations	1.48	2.43	1.34	0.87	1.36
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.09)	(0.17)	(0.18)	(0.20)
Net realized gain on investments	(1.41)	(1.40)	(0.68)	(0.48)	—
Total distributions to shareholders	(1.52)	(1.49)	(0.85)	(0.66)	(0.20)
Net Asset Value, End of Year	$15.09	$15.13	$14.19	$13.70	$13.49
Total Return[1]	9.69%	17.14%	9.86%	6.45%	11.14%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.10%[5]	1.17%[6,7]	1.24%	1.22%
Ratio of expenses to average net assets (with offsets)	1.09%	1.11%[5]	1.18%[6]	1.25%	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.40%	1.55%[5]	1.52%[6]	1.70%	1.80%
Ratio of net investment income to average net assets[1]	0.70%	0.62%[5]	1.21%[6]	1.27%	1.56%
Portfolio turnover	92%	90%	110%	94%	97%
Net assets at end of year (000’s omitted)	$41,751	$33,151	$26,047	$17,519	$7,605

	For the years ended December 31,		For the period ended December 1, 2012 through December 31, 2012*
Service Class	2014	2013
Net Asset Value, Beginning of Period	$15.26	$14.30	$15.11
Income from Investment Operations:
Net investment income[3]	0.15	0.13 [4]	0.02
Net realized and unrealized gain (loss) on investments[3]	1.37	2.36	(0.08)
Total from investment operations	1.52	2.49	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.12)	(0.06)
Net realized gain on investments	(1.42)	(1.41)	(0.69)
Total distributions to shareholders	(1.55)	(1.53)	(0.75)
Net Asset Value, End of Period	$15.23	$15.26	$14.30
Total Return[1]	9.93%	17.45%[8]	(0.36)%[8,15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.86%	0.92%[5]	0.82%[6,16]
Ratio of expenses to average net assets (with offsets)	0.88%	0.93%[5]	0.83%[6,16]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.20%	1.39%[5]	1.62%[6,16]
Ratio of net investment income to average net assets[1]	0.91%	0.83%[5]	1.90%[6,16]
Portfolio turnover	92%	90%	110%
Net assets at end of period (000’s omitted)	$14,481	$1,581	$9

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.26	$14.31	$13.82	$13.60	$12.43
Income from Investment Operations:
Net investment income	0.15 [3]	0.14 [3,4]	0.21 [3]	0.21 [3]	0.24
Net realized and unrealized gain on investments	1.38 [3]	2.35 [3]	1.18 [3]	0.71 [3]	1.17
Total from investment operations	1.53	2.49	1.39	0.92	1.41
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.13)	(0.21)	(0.22)	(0.24)
Net realized gain on investments	(1.42)	(1.41)	(0.69)	(0.48)	—
Total distributions to shareholders	(1.57)	(1.54)	(0.90)	(0.70)	(0.24)
Net Asset Value, End of Year	$15.22	$15.26	$14.31	$13.82	$13.60
Total Return[1]	9.97%	17.45%	10.09%	6.77%	11.42%
Ratio of net expenses to average net assets (with offsets/reductions)	0.82%	0.85%[5]	0.92%[6,7]	0.99%	0.97%
Ratio of expenses to average net assets (with offsets)	0.84%	0.86%[5]	0.93%[6]	1.00%	1.00%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.15%	1.30%[5]	1.27%[6]	1.45%	1.55%
Ratio of net investment income to average net assets[1]	0.95%	0.88%[5]	1.46%[6]	1.52%	1.81%
Portfolio turnover	92%	90%	110%	94%	97%
Net assets at end of year (000’s omitted)	$12,401	$11,122	$9,601	$8,885	$7,863

AMG Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.09	$8.07	$7.51	$7.74	$7.35
Income from Investment Operations:
Net investment income	0.42 [3]	0.47 [3]	0.54 [3]	0.56 [3]	0.61
Net realized and unrealized gain (loss) on investments	(0.26)[3]	0.02 [3]	0.56 [3]	(0.22)[3]	0.39
Total from investment operations	0.16	0.49	1.10	0.34	1.00
Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.47)	(0.54)	(0.57)	(0.61)
Net Asset Value, End of Year	$7.84	$8.09	$8.07	$7.51	$7.74
Total Return[1]	1.99%	6.21%[8]	15.12%[8]	4.54%	14.20%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.17%[9]	1.15%[10]	1.15%	1.15%
Ratio of expenses to average net assets (with offsets)	1.15%	1.17%[9]	1.15%[10]	1.15%	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.67%	1.70%[9]	1.73%[10]	1.69%	1.78%
Ratio of net investment income to average net assets[1]	5.12%	5.76%[9]	6.87%[10]	7.35%	8.06%
Portfolio turnover	40%	39%	48%	48%	60%
Net assets at end of year (000’s omitted)	$34,709	$31,751	$30,817	$23,957	$21,729

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.18	$8.16	$7.59	$7.82	$7.42
Income from Investment Operations:
Net investment income	0.44 [3]	0.49 [3]	0.56 [3]	0.59 [3]	0.63
Net realized and unrealized gain (loss) on investments	(0.26)[3]	0.02 [3]	0.58 [3]	(0.22)[3]	0.40
Total from investment operations	0.18	0.51	1.14	0.37	1.03
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.49)	(0.57)	(0.60)	(0.63)
Net Asset Value, End of Year	$7.92	$8.18	$8.16	$7.59	$7.82
Total Return[1]	2.16%	6.47%	15.46%	4.83%	14.58%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.90%	0.92%[9]	0.90%[10]	0.90%	0.90%
Ratio of expenses to average net assets (with offsets)	0.90%	0.92%[9]	0.90%[10]	0.90%	0.90%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.42%	1.45%[9]	1.48%[10]	1.44%	1.53%
Ratio of net investment income to average net assets[1]	5.37%	6.01%[9]	7.12%[10]	7.60%	8.26%
Portfolio turnover	40%	39%	48%	48%	60%
Net assets at end of year (000’s omitted)	$3,131	$2,765	$2,538	$5,247	$4,718

AMG Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.64	$10.98	$11.10	$11.01	$10.90
Income from Investment Operations:
Net investment income	0.17 [3]	0.18 [3]	0.20 [3]	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.54 [3]	(0.32)[3]	0.14 [3]	0.34	0.46
Total from investment operations	0.71	(0.14)	0.34	0.64	0.78
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.18)	(0.20)	(0.30)	(0.32)
Net realized gain on investments	(0.22)	(0.02)	(0.26)	(0.25)	(0.35)
Total distributions to shareholders	(0.39)	(0.20)	(0.46)	(0.55)	(0.67)
Net Asset Value, End of Year	$10.96	$10.64	$10.98	$11.10	$11.01
Total Return[1]	6.73%[8]	(1.25)%[8]	3.15%[8]	5.88%[8]	7.20%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.91%[11]	0.89%[12]	0.88%	0.89%
Ratio of expenses to average net assets (with offsets)	0.89%	0.91%[11]	0.89%[12]	0.88%	0.89%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.96%	0.94%[11]	0.92%[12]	0.94%	0.96%
Ratio of net investment income to average net assets[1]	1.54%	1.64%[11]	1.81%[12]	2.64%	2.80%
Portfolio turnover	11%	29%	21%	453%	409%
Net assets at end of year (000’s omitted)	$174,138	$136,915	$185,898	$178,087	$153,644

AMG Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.64	$9.65	$9.57	$9.58	$9.56
Income from Investment Operations:
Net investment income	0.053	0.033	0.083	0.09	0.13
Net realized and unrealized gain (loss) on investments	0.013	(0.01)[3]	0.083	(0.01)	0.03
Total from investment operations	0.06	0.02	0.16	0.08	0.16
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.03)	(0.08)	(0.09)	(0.14)
Net Asset Value, End of Year	$9.65	$9.64	$9.65	$9.57	$9.58
Total Return[1]	0.60%	0.20%	1.64%	0.80%	1.68%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.79%[13]	0.81%[14]	0.82%	0.81%
Ratio of expenses to average net assets (with offsets)	0.80%	0.79%[13]	0.81%[14]	0.82%	0.81%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.80%	0.79%[13]	0.81%[14]	0.82%	0.82%
Ratio of net investment income to average net assets[1]	0.47%	0.27%[13]	0.80%[14]	0.89%	1.38%
Portfolio turnover	41%	48%	49%	141%	116%
Net assets at end of year (000’s omitted)	$385,246	$422,488	$466,415	$393,014	$380,926

Notes to Financial Highlights

*	Commenced operations on December 1, 2012.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Effective July 1, 2012, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.
[8]	The total return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[9]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.021% of average net assets for the Investor Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.005% and 0.004% of average net assets for the Investor Class and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[12]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[13]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[1][4]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[15]	Not annualized.
[16]	Annualized.

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds II (formerly Managers Trust II) (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Chicago Equity Partners Balanced Fund (“Balanced”) (formerly Managers AMG Chicago Equity Partners Balanced Fund), AMG Managers High Yield Fund (“High Yield”) (formerly Managers High Yield Fund), AMG Managers Intermediate Duration Government Fund (“Intermediate Duration”) (formerly Managers Intermediate Duration Government Fund) and AMG Managers Short Duration Government Fund (“Short Duration”) (formerly Managers Short Duration Government Fund), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares. For the year ended December 31, 2014, High Yield had redemption fees amounting to $2,588.

Balanced offers three classes of shares: Investor, Service and Institutional Class. High Yield offers two classes of shares: Investor and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short-term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing, as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective

Notes to Financial Statements (continued)

principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Balanced had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2014, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, was $8,374 or 0.002%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, the Funds did not incur overdraft fees.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for

Notes to Financial Statements (continued)

financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for losses deferred due to excise tax regulations, wash sales, futures and tax straddles.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Balanced		High Yield		Intermediate Duration		Short Duration
	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$431,943	$261,125	$1,943,338	$2,053,012	$2,186,725	$2,638,009	$1,950,075	$1,317,291
Short-term capital gains	1,411,082	1,954,176	—	—	3,286,678	104,695	—	—
Long-term capital gains	4,045,842	1,946,888	—	—	180,861	179,026	—	—

Total	$5,888,867	$4,162,189	$1,943,338	$2,053,012	$5,654,264	$2,921,730	$1,950,075	$1,317,291

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	High Yield	Intermediate Duration	Short Duration
Capital loss carryforward	—	$2,105,202	—	$584,645
Undistributed ordinary income	$7,856	7,822	$3,101	—
Undistributed short-term capital gains	20,376	—	922,364	—
Undistributed long-term capital gains	669,623	—	177,717	—
Late-year loss deferral	—	—	—	568,100

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires December 31,
Balanced
(Pre-Enactment)	—	—
High Yield
(Pre-Enactment)	$2,105,202	—	2017
Intermediate Duration
(Pre-Enactment)	—	—
Short Duration
(Post-Enactment)	$584,645	—	N/A

Notes to Financial Statements (continued)

For the year ended December 31, 2014, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Balanced	—	—
High Yield	$461,436	—
Intermediate Duration	193,265	—
Short Duration	986,434	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the year ended December 31, 2014 and December 31, 2013, the capital stock transactions by class for Balanced and High Yield were:

	Balanced				High Yield
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,202,988	$19,138,905	862,843	$13,221,782	1,152,505	$9,370,757	1,119,812	$9,011,674
Reinvestment of distributions	208,257	3,173,093	151,722	2,293,355	195,308	1,581,726	188,996	1,525,171
Cost of shares repurchased	(836,466)	(13,186,170)	(659,229)	(10,107,175)	(841,406)	(6,824,466)	(1,203,338)	(9,731,843)

Net increase	574,779	$9,125,828	355,336	$5,407,962	506,407	$4,128,017	105,470	$805,002

Service Class:
Proceeds from sale of shares	1,334,849	$20,991,730	139,347	$2,145,144	—	—	—	—
Reinvestment of distributions	9,184	142,301	2,844	43,379	—	—	—	—
Cost of shares repurchased	(496,623)	(8,023,723)	(39,268)	(602,180)	—	—	—	—

Net increase	847,410	$13,110,308	102,923	$1,586,343	—	—	—	—

Institutional Class:
Proceeds from sale of shares	131,007	$2,098,590	133,480	$2,051,173	109,032	$896,735	83,390	$681,130
Reinvestment of distributions	75,120	1,155,376	66,455	1,013,186	18,929	154,888	17,401	141,883
Cost of shares repurchased	(120,406)	(1,935,947)	(141,969)	(2,204,719)	(70,641)	(581,343)	(73,870)	(607,276)

Net increase	85,721	$1,318,019	57,966	$859,640	57,320	$470,280	26,921	$215,737

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Balanced - three collectively own 50%; Intermediate Duration – two collectively own 62%; Short Duration two collectively own 67%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding for Balanced, High Yield, Intermediate Duration and Short Duration was $1,092,623, $2,064,987, $0 and $0, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S.

dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

j. FOREIGN SECURITIES

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes at the appropriate rate for each jurisdiction.

k. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

The Funds may enter into To Be Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

l. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S.

retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. The investment portfolio of Balanced is managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.70%
High Yield	0.70%
Intermediate Duration	0.70%
Short Duration	0.70%

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced and High Yield to 0.84% and 0.90%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (Including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.89% of Intermediate Duration Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager ceases to be the investment manager of the Fund or by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee

Notes to Financial Statements (continued)

waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Balanced	High Yield	Intermediate Duration
Reimbursement Available - 12/31/13	$402,345	$516,472	$167,657
Additional Reimbursements	178,166	197,131	91,438
Expired Reimbursements	(94,572)	(168,401)	(75,733)

Reimbursement Available - 12/31/14	$485,939	$545,202	$183,362

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2014, the management fee for Intermediate Duration was reduced by $8,459.

Balanced and High Yield have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.20% per annum of each Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1. 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, Balanced and High Yield may make payments to the Distributor for their expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares.

For Balanced, Intermediate Duration and Short Duration, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. For Balanced, the Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. For Intermediate Duration and Short Duration, the Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value. The impact on the annualized expense ratio for the year ended December 31, 2014, was as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Balanced-Service Class	0.100%	0.040%
Intermediate Duration	0.100%	0.100%
Short Duration	0.100%	0.001%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive

Notes to Financial Statements (continued)

order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Balanced borrowed varying amounts not exceeding $1,623,618 for four days paying interest of $87. The interest amount is included in the Statement of Operations as miscellaneous expense. Balanced lent $1,198,048 for three days earning interest of $60 and High Yield lent $1,442,962 for eight days earning interest of $91. The interest amount is included in the Statement of Operations as interest income. The Intermediate Duration and Short Duration Funds do not participate in the interfund lending program. At December 31, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2014, were as follows:

	Long-Term Securities
	(excluding U.S. Government
	Obligations)
Fund	Purchases	Sales
Balanced	$48,782,591	$38,300,365
High Yield	16,319,474	14,347,670
Intermediate Duration	—	3,598,305
Short Duration	44,779,408	29,314,661

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$19,628,689	$13,567,865
High Yield	—	—
Intermediate Duration	19,381,389	2,080,444,099
Short Duration	108,343,586	169,016,067

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2014, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Balanced	$1,056,983	$1,092,623
High Yield	1,986,847	2,064,987

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the year ended December 31, 2014, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate	Short
	Duration	Duration
Financial futures contracts:
Average number of contracts purchased	17	28
Average number of contracts sold	61	606
Average notional value of contracts purchased	$2,153,406	$3,285,023
Average notional value of contracts sold	$6,879,534	$68,356,438

8. FUTURES CONTRACTS

The Funds entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from

Notes to Financial Statements (continued)

capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

10. DOLLAR ROLL AGREEMENTS

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

11. STRIPPED SECURITIES

The Funds invest in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of December 31, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Cash Collateral Received
Balanced
Cantor Fitzgerald Securities, Inc.	$750,000	$750,000	—	—
Citigroup Global Markets, Inc.	230,478	230,478	—	—
Nomura Securities International, Inc.	112,145	112,145	—	—

Total	$1,092,623	$1,092,623	—	—

High Yield
Cantor Fitzgerald Securities	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	64,987	64,987	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Total	$2,064,987	$2,064,987	—	—

13. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Chicago Equity Partners Balanced, AMG Managers High Yield, AMG Managers Intermediate Duration Government and AMG Managers Short Duration Government Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced, AMG Managers High Yield, AMG Managers Intermediate Duration Government and AMG Managers Short Duration Government Funds each hereby designates $4,045,842, $0, $180,861 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND THE SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG MANAGERS HIGH YIELD FUND, AMG MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND AND AMG MANAGERS SHORT DURATION GOVERNMENT FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG Chicago Equity Partners Balanced Fund (formerly, Managers AMG Chicago Equity Partners Balanced Fund), AMG Managers High Yield Fund (formerly, Managers High Yield Fund), AMG Managers Intermediate Duration Government Fund (formerly, Managers Intermediate Duration Government Fund), and AMG Managers Short Duration Government Fund (formerly, Managers Short Duration Government Fund) (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2012	Bruce B. Bingham, 12/1/48
•	Oversees 44 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

•	Independent Chairman	William E. Chapman, II, 9/23/41
• •	Trustee since 2000 Oversees 44 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

•	Trustee since 2000	Edward J. Kaier, 9/23/45
•	Oversees 44 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

•	Trustee since 2013	Kurt A. Keilhacker, 10/5/63
•	Oversees 46 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

•	Trustee since 2000	Steven J. Paggioli, 4/3/50
•	Oversees 44 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

•	Trustee since 2013	Richard F. Powers III, 2/2/46
•	Oversees 44 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

•	Trustee since 2000	Eric Rakowski, 6/5/58
•	Oversees 46 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

•	Trustee since 2013	Victoria L. Sassine, 8/11/65
•	Oversees 46 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

•	Trustee since 2000	Thomas R. Schneeweis, 5/10/47
•	Oversees 44 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex		Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
•	Trustee since 2011	Christine C. Carsman, 4/2/52
•	Oversees 46 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served		Name, Date of Birth, Principal Occupation(s) During Past 5 Years
•	President since 2014	Jeffrey T. Cerutti, 2/7/68
•	Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

•	Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

•	Secretary since 2011	Lewis Collins, 2/22/66
•	Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

•	Chief Financial	Donald S. Rumery, 5/29/58
	Officer since 2007	Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds
•	Treasurer since 1999	(1999-Present); Treasurer, AMG Funds I (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, and AMG Funds III (2007-Present); Treasurer and Chief
•	Principal Financial Officer since 1999	Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

•	Assistant Treasurer	John C. Ball, 1/9/76
	since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International
(Ireland) Limited (2007-2010).

•	Chief Compliance Officer	John J. Ferencz, 3/9/62
	since 2010	Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

•	Assistant Secretary	Michael S. Ponder, 9/12/73
	since 2011	Senior Vice President, Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie
Farr & Gallagher LLP (2006-2007).

•	Anti-Money Laundering	Patrick J. Spellman, 3/15/74
	Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com  |

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value Fund

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid-Cap

Cadence Capital Management, LLC

AMG Managers Emerging Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

|	www.amgfunds.com

ANNUAL REPORT

AMG Funds

December 31, 2014

AMG GW&K Enhanced Core Bond Fund
(formerly Managers AMG GW&K Fixed Income Fund)
Investor Class: MFDAX	Service Class: MFDSX	Class C: MFDCX
Institutional Class: MFDYX

AMG GW&K Municipal Bond Fund
Investor Class: GWMTX	Service Class: GWMSX	Institutional Class: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Investor Class: GWMNX	Service Class: GWMRX	Institutional Class: GWMEX

AMG GW&K Small Cap Core Fund
(formerly GW&K Small Cap Equity Fund)
Investor Class: GWETX	Service Class: GWESX	Institutional Class: GWEIX

www.amgfunds.com	AR020-1214

AMG Funds

Annual Report—December 31, 2014

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond Fund	4

AMG GW&K Municipal Bond Fund	10

AMG GW&K Municipal Enhanced Yield Fund	20

AMG GW&K Small Cap Core Fund	27

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	35
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	36
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	37
Detail of changes in assets for the past two years

Financial Highlights	39
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	47

Notes to Financial Statements	48
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56

TRUSTEES AND OFFICERS	57

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Fund family of mutual funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The year ended December 31, 2014, was another period of strong equity returns. The S&P 500 Index, a widely followed barometer of the U.S. equity market, rose more than 13% during the past 12 months. International stocks, by comparison, had negative performance, as measured by the MSCI ACWI ex US Index (in U.S. Dollar terms). The first quarter of 2014 marked the five-year anniversary of the equity bull market. Despite a few bouts of volatility and persistent doubts about the strength of the economic recovery since the beginning of the bull market, the S&P 500 Index had a cumulative gain (through December 31, 2014) of 244% (including reinvestment of dividends) since the market bottom on March 9, 2009.

Meanwhile, the Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 6% during 2014. Bond markets have also performed strongly during this period, to the surprise of many, despite the unwinding of the U.S. Federal Reserve’s bond-buying program known as QE3.

In 2014, Managers Investment Group was rebranded as AMG Funds. Our new name helps align our fund family more closely with our parent company, Affiliated Managers Group (“AMG”). While the names of funds branded under AMG changed slightly, the ticker symbols remain the same. There was no change to the legal or ownership structure of the funds and the name change will have no impact on their management.

Our foremost goal at AMG Funds is to provide investment products and solutions that help our shareholders and clients successfully reach their long-term investment goals. We do this by partnering with many of AMG’s affiliate investment boutiques to offer a distinctive array of actively managed, return-oriented funds. In addition, we oversee and distribute a number of complementary mutual funds sub-advised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that, under all market conditions, our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2014
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	13.69%	20.41%	15.45%
Small Caps	(Russell 2000® Index)	4.89%	19.21%	15.55%
International	(MSCI All Country World ex USA Index)	(3.87)%	8.99%	4.43%
Bonds:
Investment Grade	(Barclays U.S. Aggregate Bond Index)	5.97%	2.66%	4.45%
High Yield	(Barclays U.S. High Yield Bond Index)	2.45%	8.43%	9.03%
Tax-exempt	(Barclays Municipal Bond Index)	9.05%	4.30%	5.16%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.12%	0.16%	0.22%

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Year Ended December 31, 2014	Expense Ratio for the Period	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Investor Class
Based on Actual Fund Return	0.84%	$1,000	$1,000	$4.23
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
Service Class
Based on Actual Fund Return	0.62%	$1,000	$1,001	$3.13
Hypothetical (5% return before expenses)	0.62%	$1,000	$1,022	$3.16
Class C
Based on Actual Fund Return	1.59%	$1,000	$996	$8.00
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,001	$2.98
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
AMG GW&K Municipal Bond Fund
Investor Class
Based on Actual Fund Return	0.87%	$1,000	$1,021	$4.43
Hypothetical (5% return before expenses)	0.87%	$1,000	$1,021	$4.43
Service Class
Based on Actual Fund Return	0.50%	$1,000	$1,023	$2.55
Hypothetical (5% return before expenses)	0.50%	$1,000	$1,023	$2.55
Institutional Class
Based on Actual Fund Return	0.34%	$1,000	$1,024	$1.73
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,024	$1.73
AMG GW&K Municipal Enhanced Yield Fund
Investor Class
Based on Actual Fund Return	1.03%	$1,000	$1,050	$5.32
Hypothetical (5% return before expenses)	1.03%	$1,000	$1,020	$5.24
Service Class
Based on Actual Fund Return	0.68%	$1,000	$1,051	$3.52
Hypothetical (5% return before expenses)	0.68%	$1,000	$1,022	$3.47
Institutional Class
Based on Actual Fund Return	0.64%	$1,000	$1,051	$3.31
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
AMG GW&K Small Cap Core Fund
Investor Class
Based on Actual Fund Return	1.45%	$1,000	$1,017	$7.37
Hypothetical (5% return before expenses)	1.45%	$1,000	$1,018	$7.37
Service Class
Based on Actual Fund Return	1.10%	$1,000	$1,019	$5.60
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.60
Institutional Class
Based on Actual Fund Return	0.95%	$1,000	$1,020	$4.84
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund Institutional Class (the Fund) returned 5.85% for the year ended December 31, 2014, compared to the return of 5.97% for the Barclays U.S. Aggregate Bond Index. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com

Fixed-income markets saw mixed performance in the fourth quarter amid concerns about anemic global growth, the rising threat of deflation and the implications of falling energy prices after a strong first nine months to the year for bonds. The end of the year offered economic data in the U.S. that contained further evidence that a meaningful domestic recovery is finally taking hold, with GDP growing at its fastest pace in more than ten years. The U.S. has stood apart from the rest of the world with respect to monetary policy. The U.S. Federal Reserve (the Fed) brought QE3 to an end towards the end of 2014 and adopted increasingly hawkish language, while the European Central Bank and Bank of Japan ramped up asset purchases and hinted at further easing. And so, interest rates extended their year-long rally on the back of both a flight-to-quality and demand for the relative attractiveness of U.S. debt, ultimately ending the year near historic lows.

We expect the recent uptick in volatility to persist in 2015. Despite a U.S. economy that continues to show strength, the impending rate hike from the Fed and the implications of falling energy prices will ensure that uncertainty persists in both the interest rate and credit markets. We also anticipate further flattening of the yield curve as we approach the first rate hike. Additionally, the unique strength of the U.S., amid a global economy characterized by the threat of deflation, slow growth, and geopolitical uncertainty, will continue to limit upside in rates, as the U.S. offers both safety and attractive valuations. Finally, we remain constructive on high-quality spread product, which we expect to benefit from improving economic fundamentals in the U.S. and a worldwide search for yield.

Within the Fund, duration and curve positioning remain essentially neutral-weight. We believe there is room for further bear flattening given the impact of impending Fed action and expectations of low inflation, but to a large extent we think this story has already been priced in. We maintain our preference for intermediate maturities, which offer carry and roll that more than offset the risk of rising rates at that part of the curve.

We continue to see value in corporate bonds relative to Treasuries, particularly following recent spread widening, given that profitability remains near peak levels and balance sheets remain solid. Corporates also provide a defensive hedge in a rising rate environment. Within investment grade, we still prefer BBB-rated credits for the incremental spread over A-rated credits for acceptable levels of additional risk. We also continue to favor the more cyclical sectors, which should benefit from the ongoing U.S. recovery and which offer the best reward for careful security selection.

We remain overweight high-yield as well. While we recognize that a prolonged decline in oil prices could lead to an increase in the overall default rate over the next several years, credit fundamentals more broadly remain strong and support a benign default outlook outside of the energy space. High-yield spreads reached their highest level in more than two years during the quarter and remain 160 basis points above their recent lows, offering not only carry and the potential for spread compression, but also protection against rising rates. We remain neutral on mortgages, despite limited room for spread compression, because they offer downside protection in a rising rate environment, as well as a defensive alternative to credit markets.

This commentary reflects the viewpoints of the portfolio manager, Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results

4

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2004, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund[2,3,4,5]
Investor Class	5.58%	5.93%	5.49%	6.15%	01/02/97
Service Class	5.84%	—	—	3.09%	11/30/12
Class C6	4.79%	5.13%	4.70%	5.36%	03/05/98
Institutional Class	5.85%	6.19%	5.75%	6.56%	01/02/97
Barclays U.S. Aggregate Bond Index[7]	5.97%	4.45%	4.71%	5.73%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	High Yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[5]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	Closed to new investments.
[7]	The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Enhanced Core Bond Fund**
Industrials	43.8%
U.S. Government and Agency Obligations	30.1%
Financials	15.6%
Municipal Bonds	6.4%
Other Assets and Liabilities	4.1%

**	As a percentage of net assets.

Rating	AMG GW&K Enhanced Core Bond Fund†
U.S. Government and Agency Obligations	31.4%
Aa	6.3%
A	9.8%
Baa	34.8%
Ba	14.3%
B	3.4%

†	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
FNMA, 5.500%, 02/01/39	4.9%
FNMA, 4.500%, 05/01/39*	4.4
FHLMC Gold Pool, 5.000%, 10/01/36*	3.9
United States Treasury Notes, 6.250%, 08/15/23*	2.5
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	2.2
FNMA, 6.000%, 06/01/36*	2.1
FNMA, 5.500%, 05/01/25*	2.1
FNMA, 6.000%, 10/01/39*	2.1
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	2.1
The Goldman Sachs Group, Inc., 6.130%, 02/15/33	2.0

Top Ten as a Group	28.3%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Corporate Bonds and Notes - 59.4%
Financials - 15.6%
Ally Financial, Inc., 8.000%, 03/15/20	$550,000	$650,375
American Tower Corp.,
5.050%, 09/01/20	355,000	385,630
7.250%, 05/15/19	1,120,000	1,309,116
Associates Corp. of North America, 6.950%, 11/01/18	725,000	847,516
Bank of America Corp., Series M, 8.125%, 12/29/49[1]	520,000	563,550
General Electric Capital Corp., Series GMTN, 6.000%, 08/07/19	775,000	902,378
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,445,000	1,776,318
International Lease Finance Corp., 8.250%, 12/15/20	550,000	664,125
JPMorgan Chase & Co., Series 1, 7.900%, 04/29/491	1,195,000	1,292,154
Morgan Stanley, Series GMTN, 5.500%, 07/28/21	750,000	852,348
The PNC Financial Services Group, Inc., 6.750%, 07/29/49[1,2]	1,165,000	1,284,413
Wells Fargo & Co., Series K, 7.980%, 03/29/49[1]	1,215,000	1,347,131
Weyerhaeuser Co., 8.500%, 01/15/25	1,340,000	1,773,911
Total Financials		13,648,965
Industrials - 43.8%
Alcoa, Inc., 5.125%, 10/01/24	855,000	907,812
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	600,000	639,000
ArcelorMittal, 10.350%, 06/01/19 (b)	530,000	641,963
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	1,335,000	1,762,993
Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.625%, 01/15/22	600,000	558,000
CBS Corp., 3.375%, 03/01/22	850,000	855,011
CenturyLink, Inc., Series S, 6.450%, 06/15/21	605,000	651,888
CF Industries, Inc., 7.125%, 05/01/20	1,435,000	1,711,545
Chesapeake Energy Corp., 6.125%, 02/15/21	615,000	648,825
Cimarex Energy Co., 4.375%, 06/01/242	500,000	478,750
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	500,000	467,500
Comcast Corp., 7.050%, 03/15/33	660,000	920,946
CONSOL Energy, Inc., 5.875%, 04/15/22 (a)	500,000	467,500
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.,
5.000%, 03/01/21	550,000	600,573
5.200%, 03/15/20	1,000,000	1,107,017
Energy Transfer Equity, L.P., 7.500%, 10/15/20	570,000	635,550
Ford Motor Co., 7.450%, 07/16/31	670,000	911,989
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., 6.750%, 02/01/22	765,000	843,413
Frontier Communications Corp., 8.500%, 04/15/20	565,000	632,800
General Motors Co., 6.250%, 10/02/43	750,000	899,700

The accompanying notes are an integral part of these financial statements.

7

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 43.8% (continued)
Georgia-Pacific LLC, 8.000%, 01/15/24	$645,000	$858,857
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20	600,000	537,000
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23	815,000	867,490
International Paper Co., 7.500%, 08/15/21	675,000	842,567
L-3 Communications Corp., 4.950%, 02/15/21	1,185,000	1,289,671
Lear Corp.,
4.750%, 01/15/23	600,000	601,500
5.375%, 03/15/24	350,000	359,625
The Mosaic Co., 4.250%, 11/15/23	840,000	888,003
NuStar Logistics, L.P., 6.750%, 02/01/21	450,000	477,060
Offshore Group Investment, Ltd., 7.500%, 11/01/19	500,000	375,000
Owens Corning, 4.200%, 12/15/22	855,000	869,140
Peabody Energy Corp., 6.250%, 11/15/21[2]	850,000	729,938
QVC, Inc., 5.125%, 07/02/22	830,000	874,865
The Ryland Group, Inc., 6.625%, 05/01/20	650,000	692,250
Sprint Corp., 7.875%, 09/15/23	600,000	595,320
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	1,900,000	1,944,086
Teck Resources, Ltd., 6.125%, 10/01/35	1,200,000	1,097,395
Teekay Corp., 8.500%, 01/15/20	600,000	670,320
Thompson Creek Metals Co., Inc., 9.750%, 12/01/17[2]	525,000	548,625
Time, Inc., 5.750%, 04/15/22 (a)	750,000	727,500
T-Mobile USA, Inc., 6.633%, 04/28/21	280,000	288,400
Tyson Foods, Inc., 4.875%, 08/15/34	845,000	929,890
United Continental Holdings, Inc., 6.375%, 06/01/18	550,000	583,000
Verizon Communications, Inc., 5.150%, 09/15/23	780,000	861,911
Viacom, Inc., 6.875%, 04/30/36	675,000	859,456
Weatherford International, Ltd./Bermuda, 9.625%, 03/01/19	968,000	1,149,130
The Williams Cos., Inc., 8.750%, 03/15/32	1,360,000	1,590,970
Total Industrials		38,451,744
Total Corporate Bonds and Notes (cost $52,247,422)		52,100,709
Municipal Bonds - 6.4%
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	1,175,000	1,814,423
Illinois State General Obligation, 5.365%, 03/01/17	1,150,000	1,233,663
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	745,000	773,057
Metropolitan Transportation Authority NY Revenue, Build America Bonds, 6.668%, 11/15/39	685,000	936,059
New Jersey Economic Development Authority, Series A, 7.425%, 02/15/29 (National Insured)[3]	685,000	873,724
Total Municipal Bonds (cost $5,446,055)		5,630,926

The accompanying notes are an integral part of these financial statements.

8

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 30.1%
Federal Home Loan Mortgage Corporation - 6.6%
FHLMC Gold Pool,
4.500%, 10/01/39	$845,157	$916,491
5.000%, 06/01/26 to 10/01/36	4,441,148	4,863,682
Total Federal Home Loan Mortgage Corporation		5,780,173
Federal National Mortgage Association - 20.6%
FNMA,
4.000%, 02/01/26	499,809	537,467
4.500%, 05/01/39	3,546,077	3,880,373
5.000%, 08/01/35	1,438,964	1,594,243
5.500%, 05/01/25 to 02/01/39	7,011,802	7,825,077
6.000%, 02/01/23 to 10/01/39	3,736,535	4,252,022
Total Federal National Mortgage Association		18,089,182
U.S. Treasury Obligations - 2.9%
United States Treasury Notes,
3.500%, 05/15/20	350,000	381,856
6.250%, 08/15/23	1,646,000	2,191,751
Total U.S. Treasury Obligations		2,573,607
Total U.S. Government and Agency Obligations (cost $25,852,016)		26,442,962
Short-Term Investments - 5.8%
Repurchase Agreements - 2.6%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $1,000,005 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $1,020,000)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $316,215 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $322,537)	316,213	316,213
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $1,000,004 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		2,316,213

	Shares
Other Investment Companies - 3.2%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	2,793,853	2,793,853
Total Short-Term Investments (cost $5,110,066)		5,110,066
Total Investments - 101.7% (cost $88,655,559)		89,284,663
Other Assets, less Liabilities - (1.7)%		(1,465,232)
Net Assets - 100.0%		$87,819,431

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Municipal Bond Fund Institutional Class (the Fund) returned 7.80%, underperforming its benchmark, the Barclays Capital Municipal Bond 10-Year Index (the Index), which returned 8.72%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com.

Municipals posted mixed returns in the final months of 2014–the long-end rallied hard amid signs of a deepening global slowdown, while the short-end barely broke even, held back by the prospect of U.S Federal Reserve (the Fed) rate hikes in 2015. The results continued a year-long trend that rewarded duration risk and punished those who sought to hide in shorter maturities. Throughout 2014, results in the municipal bond market were driven mainly by broader events, the behavior of municipal yields simply mirroring the massive flattening of the Treasury curve. Short rates drifted higher as nonfarm payrolls continued to expand and U.S. GDP growth rebounded in the second half of the year from a weather-induced contraction in the first quarter. Meanwhile, with growth and inflation still uncomfortably low in Europe and Japan, global capital poured into U.S. government securities, looking for an alternative to the depressed yields available on other high-quality sovereign bonds. In the waning months of the year, Fund flows were positive every week and new deals were taken down easily, with many oversubscribed, upsized and re-priced higher during order periods. Investors mostly dismissed the high profile cases of Puerto Rico and Detroit as isolated incidents. Even in the few bankruptcy cases where pensioners fared as well as or better than bondholders, negotiated settlement, rather than legal precedent, was the deciding factor.

Looking ahead, the broader markets will be hyper-focused on Fed policy. As investors try to decipher the maddening language of forward guidance, volatility is likely to increase. The fourth quarter gave us a taste of that. In this environment, municipals should offer a relative haven, one that has historically avoided the sharp swings of the Treasury market. Credit fundamentals in the municipal bond space remain solid. Tax revenues have been on the upswing for five years at the same time the states have implemented austerity measures that have modestly shrunk the level of municipal debt outstanding. Rainy day funds have been replenished and states are benefiting from the national recovery that typically trickles down with a lag. Technicals in the market are favorable as well. The fourth-quarter surge in supply is giving way to the typically slow issuance months of January and February. Pent-up demand promises to curtail any yield spike, as many investors lie in wait to leg in at more attractive levels. And yields versus Treasuries are historically cheap, particularly in the 10-year range and out longer, where nominal yields even surpass their taxable counterparts. Entering the potentially choppy waters of 2015, much of what makes municipals so secure and predictable, from the steady tax-free income stream, to the miniscule default rates, to the domestic nature of the purchasing base, should reassure those looking for a portfolio anchor.

Throughout the year, our trading activity centered on selling five-year maturities and reinvesting in 10-year bonds. With the yield curve historically steep through the majority of the year, these swaps provided a significant pickup in carry from both higher-yield and increased roll potential. Additionally, the sale prices of the shorter maturities were still at substantial premiums, gains that were set to drop sharply toward par as the bonds aged further. Meanwhile, the 10-year part of the curve performed particularly well in the bull-flattening scenario that continued to play out in the fourth quarter. As rates declined over the course of the year, however, we allowed overall duration to drift modestly lower. While any bonds shorter than the benchmark proved a drag on performance in 2014, we still maintain a healthy exposure to such positions as a hedge against rising interest rates heading into the new year.

Away from structural considerations, we deliberately upgraded credit quality toward the latter half of 2014, as investors chased yield in a declining rate environment. As spreads tightened during the year, the risk/reward calculus changed, prompting us to shed risk that we believe will become more vulnerable to re-pricing going forward. This included the tax-backed debt of certain states, a number of fully-valued hospitals and the enterprise systems of weaker local governments that trade richer than their fundamentals.

The Fund underperformed the benchmark for the year. An overweight to bonds shorter than the index was a performance negative, as longer bonds outperformed. An underweight to single-A and BBB-rated bonds was also a performance drag, as spreads tightened on most lower-quality sectors.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

10

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Bond Fund - Service Class on June 30, 2009, to a $10,000 investment made in the Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Municipal Bond Fund[2,3,4]
Investor Class	7.39%	5.13%	5.54%	6/30/09
Service Class	7.62%	5.39%	5.80%	6/30/09
Institutional Class	7.80%	5.58%	6.07%	6/30/09
Barclays 10-Year Municipal Bond Index[5]	8.72%	5.61%	6.07%	6/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Issuer of bonds may not be able to meet interest of principal payments when the bonds come due. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]	The Barclays 10-Year Municipal Bond Index is the 10 year (8-12) component of the Municipal bond index. It is a rules-based, market-value-weighted Index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Municipal Bond Fund**
Transportation	23.2%
General Obligation	23.6%
Utilities	18.7%
Education	11.7%
Public Services	7.7%
Healthcare	3.3%
Lease/Rent	2.5%
Tax	2.4%
Industrial Development	1.5%
Certificate of Participation	1.4%
Other	1.0%
Recreation	0.2%
Other Assets and Liabilities	2.8%

**	As a percentage of net assets.

Rating	AMG GW&K Municipal Bond Fund**
Aaa	26.2%
Aa	55.1%
A	18.2%
Baa	0.5%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Massachusetts State Department of Taxation & Finance, Series F, 5.000%, 11/01/24	2.4%
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19*	2.3
Texas Transportation Commission State Highway Fund, 5.000%, 04/01/23*	2.1
Houston Utility System Revenue, Series C, 5.000%, 05/15/24*	1.8
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	1.6
Florida State Board of Education, Series D, 5.000%, 06/01/24*	1.5
California State Tax Exempt General Obligation, 5.000%, 10/01/23	1.5
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24*	1.4
Texas State A&M University, Series A, 5.000%, 05/15/22	1.3
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.000%, 09/01/27	1.3

Top Ten as a Group	17.2%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG GW&K Municipal Bond Fund

Fund Snapshots (continued)

December 31, 2014

STATE BREAKDOWN
State	% of Net Assets
Texas	15.4%
New York	15.3%
Washington	6.7%
California	6.6%
Florida	5.1%
Ohio	5.1%
New Jersey	5.0%
Massachusetts	4.5%
District of Columbia	4.4%
Illinois	4.0%
Wisconsin	3.5%
Arizona	3.4%
North Carolina	2.9%
Virginia	2.4%
Kentucky	2.1%
Colorado	2.0%
South Carolina	1.9%
Michigan	1.6%
Pennsylvania	1.4%
Minnesota	0.8%
Indiana	0.7%
Mississippi	0.6%
Nebraska	0.5%
Oklahoma	0.5%
Georgia	0.3%
New Mexico	0.3%
Iowa	0.2%
Oregon	0.2%
Other Assets and Liabilities	2.6%

100.0%

13

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Municipal Bonds - 97.4%
Arizona - 3.4%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/26	$2,560,000	$3,010,176
Arizona Transportation Board, Subordinated Highway Revenue, Series 2011 A, 5.000%, 07/01/22	2,380,000	2,825,036
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/21	1,575,000	1,881,164
Arizona Transportation Board, Subordinated Highway Revenue, Series 2013 A, 5.000%, 07/01/22	4,120,000	5,007,324
Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.000%, 10/01/21	3,020,000	3,651,693
Phoenix Civic Improvement Corp. Senior Lien Wastewater System Revenue, Series 2008, 5.500%, 07/01/20	1,045,000	1,203,380
Total Arizona		17,578,773
California - 6.6%
California State Health Facilities Financing Authority Revenue, Saint Joseph Health System, Series A, 5.000%, 07/01/27	1,375,000	1,646,837
California State Public Works Board Lease Revenue, California State Prison Project, Series 2011 C, 5.250%, 10/01/22	1,000,000	1,210,140
California State Public Works Board Lease Revenue, Correctional Facility Improvements, Series A, 5.000%, 09/01/25	5,000,000	6,032,650
California State Tax Exempt General Obligation, 5.000%, 02/01/23	2,165,000	2,606,985
California State Tax Exempt General Obligation, 5.000%, 10/01/23	6,150,000	7,539,039
California State Tax Exempt General Obligation, 5.000%, 09/01/25	1,750,000	1,997,485
California State Tax Exempt General Obligation, 5.250%, 09/01/23	1,740,000	2,112,325
Los Angeles Department of Water & Power, Power Systems, Series B, 5.000%, 07/01/26	1,000,000	1,215,350
Los Angeles Unified School District General Obligation, Series KRY, 5.250%, 07/01/28	2,100,000	2,505,909
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 07/01/27	1,175,000	1,377,547
University of California, Limited Project Revenue, Series G, 5.000%, 05/15/25	4,700,000	5,603,481
Total California		33,847,748
Colorado - 2.0%
Denver City & County Co. Airport Revenue, Series B, 5.000%, 11/15/24	2,750,000	3,281,135
Regional Transportation District County COPS, Series A, 5.000%, 06/01/24	6,000,000	7,205,880
Total Colorado		10,487,015
District of Columbia - 4.4%
District of Columbia Public Improvements General Obligation, Series A, 5.000%, 06/01/20	3,030,000	3,559,432
District of Columbia Public Improvements General Obligation, Series A, 5.000%, 06/01/27	5,500,000	6,559,135
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/21	5,000,000	5,996,550
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C, 5.000%, 10/01/24	5,475,000	6,564,196
Total District of Columbia		22,679,313
Florida - 5.1%
Florida State Board of Education Capital Outlay, Series 2008 C, 5.000%, 06/01/20	2,845,000	3,304,581
Florida State Board of Education Capital Outlay, Series 2011 C, 5.000%, 06/01/22	3,655,000	4,376,387
Florida State Board of Education, Series D, 5.000%, 06/01/24	6,565,000	7,751,624
Florida State Department of Transportation, Series B, 5.000%, 07/01/24	1,800,000	2,151,126
Florida State Turnpike Authority Revenue, Department of Transportation, Series A, 5.000%, 07/01/20	3,750,000	4,419,262

The accompanying notes are an integral part of these financial statements.

14

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Florida - 5.1% (continued)
JEA Water and Sewer System Revenue, Series 2012 A, 5.000%, 10/01/24	$1,670,000	$1,949,508
Reedy Creek Improvement District, Utility Revenue, Series 1, 5.000%, 10/01/25	2,000,000	2,367,740
Total Florida		26,320,228
Georgia - 0.3%
Atlanta Department of Aviation FAC Charge Revenue, Series A, 5.000%, 01/01/25	1,500,000	1,800,135
Illinois - 4.0%
Illinois State Finance Authority Revenue, University of Chicago, Series A, 5.000%, 10/01/23	5,000,000	6,067,150
Illinois State Miscellaneous Revenue, 5.000%, 02/01/24	1,030,000	1,152,549
Illinois State Miscellaneous Revenue, 5.000%, 02/01/25	2,000,000	2,216,600
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, 5.000%, 06/15/23	3,570,000	4,308,740
Illinois State Toll Highway Authority, 5.000%, 12/01/20	2,500,000	2,973,825
Illinois State Toll Highway Authority, Series A, 5.000%, 12/01/22	1,115,000	1,345,705
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 B, 5.000%, 12/15/22	2,055,000	2,452,334
Total Illinois		20,516,903
Indiana - 0.7%
Indiana University Student Fee Revenue, Series W-2, 5.000%, 08/01/23[6]	2,750,000	3,374,855
Iowa - 0.2%
Iowa Special Obligation, Prison Infrastructure Fund, Series 2010, 5.000%, 06/15/21	665,000	784,660
Kentucky - 2.1%
Kentucky Infrastructure Authority, Wastewater & Drinking Water, Series A, 5.000%, 02/01/22	3,270,000	3,821,420
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/22	1,600,000	1,933,168
Kentucky State Asset/Liability Commission Agency Fund Revenue, Project NTS-Federal Highway Trust 1st, Series A, 5.250%, 09/01/24	1,515,000	1,843,891
Kentucky Turnpike Authority Revenue, Revitalization Projects, Series A, 5.000%, 07/01/23	2,750,000	3,093,695
Total Kentucky		10,692,174
Massachusetts - 4.5%
Massachusetts State Bay Transportation Authority Sales Tax Revenue, Series 2004 C, 5.500%, 07/01/23	1,750,000	2,216,497
Massachusetts State Department of Taxation & Finance, Series F, 5.000%, 11/01/24	10,000,000	12,177,500
Massachusetts State Development Finance Agency Revenue, Boston College, Series S, 5.000%, 07/01/23	2,895,000	3,549,502
Massachusetts State Health & Educational Facilities Authority Revenue, Northeastern University, Series 2008 T-1, 5.000%, 10/01/24	1,655,000	1,934,182
Massachusetts State School Building Authority Sales Tax Revenue, Series 2012 A, 5.000%, 08/15/21	2,710,000	3,272,352
Total Massachusetts		23,150,033
Michigan - 1.6%
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/20	1,965,000	2,278,044
Michigan Finance Authority Revenue, Unemployment Obligation, Series 2012 B, 5.000%, 07/01/22	4,475,000	4,771,379
Michigan Strategic Fund Limited Obligation Revenue, Cadillac Place Office Building Project, Series 2011, 5.250%, 10/15/23	1,000,000	1,183,370
Total Michigan		8,232,793

The accompanying notes are an integral part of these financial statements.

15

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Minnesota - 0.8%
Minnesota State General Obligation, Series D, 5.000%, 08/01/21	$3,325,000	$3,942,586
Mississippi - 0.6%
Mississippi Development Bank Special Obligation, Madison County Highway Project, Series C, 5.000%, 01/01/22	2,585,000	3,064,207
Nebraska - 0.5%
Nebraska Public Power District Revenue, Series 2012 B, 5.000%, 01/01/20	2,020,000	2,351,038
New Jersey - 5.0%
New Jersey Economic Development Authority Lease Revenue, Rutgers University, 5.000%, 06/15/23	1,375,000	1,681,969
New Jersey Economic Development Authority, Schools Facilities Construction, Series 2013 NN, 5.000%, 03/01/21	1,910,000	2,179,520
New Jersey Economic Development Authority, Schools Facilities Construction, Series II, 5.000%, 03/01/22	2,000,000	2,275,020
New Jersey Economic Development Authority, Schools Facilities Construction, Series NN, 5.000%, 03/01/26	2,625,000	2,949,581
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/20	2,000,000	2,295,640
New Jersey State Turnpike Authority Revenue, Series 2012 B, 5.000%, 01/01/24	2,755,000	3,281,563
New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 01/01/24	1,900,000	2,250,949
New Jersey Transportation Trust Fund Authority, Series 2003 B, 5.250%, 12/15/19	1,290,000	1,482,391
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	1,165,000	1,355,256
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	1,550,000	1,810,168
Rutgers The State University of New Jersey, Series J, 5.000%, 05/01/24	3,325,000	4,034,788
Total New Jersey		25,596,845
New Mexico - 0.3%
New Mexico Finance Authority, Transportation Revenue, Sub Lien, Series A-2, 5.000%, 12/15/20	1,520,000	1,794,786
New York - 15.3%
Long Island Power Authority, Series 2012 B, 5.000%, 09/01/23	1,510,000	1,759,965
Metropolitan Transportation Authority Dedicated Tax Fund, Series A, 5.250%, 11/15/26	2,090,000	2,547,814
Metropolitan Transportation Authority Revenue, Series 2012 A, 5.000%, 11/15/23	2,315,000	2,789,644
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	3,200,000	3,660,544
New York City General Obligation, Series 2013 H, 5.000%, 08/01/25	2,070,000	2,481,061
New York City General Obligation, Series E, 5.250%, 08/01/22	3,000,000	3,655,770
New York City General Obligation, Series I, 5.000%, 08/01/24	3,490,000	4,170,585
New York City Health & Hospital Corp., 5.000%, 02/15/23	1,020,000	1,221,797
New York State Dormitory Authority Revenue, Personal Income Tax Revenue, Series A, 5.000%, 03/15/24	5,000,000	6,173,200
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21	1,165,000	1,385,185
New York State Dormitory Authority Revenue, State University Facilities, Series A, 5.000%, 07/01/22	4,180,000	5,015,666
New York State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.000%, 02/15/25	5,000,000	6,094,350
New York State Dormitory Authority, Personal Income Tax Revenue, Series C, 5.000%, 03/15/22	4,635,000	5,485,291
New York State Environmental Facilities Corp., New York City Municipal Water Finance Authority Project, Series C, 5.000%, 06/15/20	4,195,000	4,622,303
New York State Environmental Facilities Corp., New York City Municipal Water Finance Authority Project, Series F, 5.000%, 06/15/21	1,000,000	1,128,820
New York State Thruway Authority, General Revenue Junior Indebtedness, Series A, 5.000%, 05/01/19	10,285,000	11,775,605
New York State Thruway Authority, Personal Income Tax Revenue, Series A, 5.000%, 03/15/24	2,500,000	3,024,100

The accompanying notes are an integral part of these financial statements.

16

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New York - 15.3% (continued)
New York State Thruway Authority, Series 2012 I, 5.000%, 01/01/21	$2,780,000	$3,275,785
New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A, 5.000%, 03/15/23	2,600,000	3,068,650
Triborough Bridge & Tunnel Authority Revenue, Series 2013 A, 5.000%, 11/15/22	1,520,000	1,831,646
Utility Debt Securitization Authority, Series TE, 5.000%, 12/15/28	3,200,000	3,900,448
Total New York		79,068,229
North Carolina - 2.9%
North Carolina Eastern Municipal Power Agency, Series 2012 D, 5.000%, 01/01/23[7]	3,000,000	3,506,910
North Carolina State Limited Obligation, Series A, 5.000%, 05/01/22	3,000,000	3,616,680
North Carolina State Limited Obligation, Series C, 5.000%, 05/01/23	6,575,000	8,000,920
Total North Carolina		15,124,510
Ohio - 5.1%
American Municipal Power, Inc., 5.000%, 02/15/23	2,500,000	2,931,300
Cleveland Department of Public Utilities Division of Water, Series A, 5.000%, 01/01/22	3,010,000	3,593,850
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1,000,000	1,182,560
Ohio State Adult Correctional Building Fund Project, Series 2013, 5.000%, 10/01/21	2,200,000	2,613,930
Ohio State General Obligation, Common Schools, Series A, 5.000%, 09/15/23	4,100,000	5,043,656
Ohio State General Obligation, Series 2012 A, 5.000%, 09/15/21	1,685,000	2,029,347
Ohio State General Obligation, Series R, 5.000%, 05/01/21	5,000,000	5,991,200
Ohio State University, Series A, 5.000%, 12/01/20	2,570,000	2,992,302
Total Ohio		26,378,145
Oklahoma - 0.5%
Oklahoma Capital Improvement Authority, Series A, 5.000%, 07/01/22	2,025,000	2,437,614
Oregon - 0.2%
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19	1,030,000	1,193,173
Pennsylvania - 1.4%
Monroeville Finance Authority, University of Pittsburgh Medical Center, 5.000%, 02/15/22	1,330,000	1,587,302
Pennsylvania Economic Development Financing Authority Revenue, Series 2012 B, 5.000%, 07/01/21	2,245,000	2,507,126
Pennsylvania Economic Development Financing Authority Revenue, Series B, 5.000%, 07/01/22	1,690,000	1,801,675
Saint Mary Hospital Authority Health System Revenue, Catholic Health East, Series A, 5.000%, 11/15/26	1,100,000	1,263,240
Total Pennsylvania		7,159,343
South Carolina - 1.9%
Florence County Hospital Revenue, McLeod Regional Medical Center Project, 5.000%, 11/01/28	2,720,000	3,227,960
South Carolina Transportation Infrastructure Bank, Series 2012 A, 5.000%, 10/01/21	2,415,000	2,856,027
South Carolina Transportation Infrastructure Bank, Series B, 5.000%, 10/01/21	3,145,000	3,719,340
Total South Carolina		9,803,327

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Texas - 15.4%
Austin Water & Wastewater System Revenue, Series A, 5.000%, 11/15/22	$2,780,000	$3,372,362
City Public Service Board of San Antonio TX, Series A, 5.250%, 02/01/24	2,320,000	2,686,050
Cypress-Fairbanks Independent School District, Series C, 5.000%, 02/15/23	5,000,000	6,109,150
Harris County Cultural Education Facilities Finance Corp., Memorial Herman Health System, Series A, 5.000%, 12/01/25	2,800,000	3,380,608
Houston Utility System Revenue, Series C, 5.000%, 05/15/24	7,410,000	9,170,097
North Texas Municipal Water District, Water Utility Improvement, 5.250%, 09/01/23	3,000,000	3,671,340
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A, 5.000%, 01/01/25	5,240,000	6,255,879
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.250%, 09/01/27	5,695,000	6,846,358
San Antonio Electric & Gas Revenue, Series A, 5.250%, 02/01/25	5,000,000	5,778,150
Texas State A&M University, Permanent University Fund, Series A, 5.000%, 07/01/23	1,550,000	1,882,615
Texas State A&M University, Series A, 5.000%, 05/15/22	5,730,000	6,966,248
Texas State A&M University, Series B, 5.000%, 05/15/21	4,040,000	4,853,656
Texas Transportation Commission Fund, Series A, 5.000%, 04/01/27	5,000,000	5,961,150
Texas Transportation Commission State Highway Fund, 5.000%, 04/01/23	8,850,000	10,894,350
Texas Transportation Commission State Highway Fund, First Tier, 5.000%, 04/01/21	1,350,000	1,474,767
Total Texas		79,302,780
Virginia - 2.4%
Richmond Public Utility Revenue, Series A, 5.000%, 01/15/25	3,700,000	4,467,380
Virginia College Building Authority, Educational Facilities Authority Revenue, 21ST Century College & Equipment Programs, Series B, 5.000%, 02/01/23	2,360,000	2,834,879
Virginia Public Building Authority, Public Facilities Revenue, Series B, 5.000%, 08/01/24	2,310,000	2,681,286
Virginia State College Building Authority, 21st Century Equipment Program, 5.000%, 09/01/23	1,910,000	2,301,149
Total Virginia		12,284,694
Washington - 6.7%
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000%, 07/01/21	1,910,000	2,298,131
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series A, 5.000%, 07/01/21	3,250,000	3,901,592
King County Sewer Revenue, Series B, 5.000%, 01/01/24	5,175,000	6,065,876
Port of Seattle Revenue, Series 2012 A, 5.000%, 08/01/23	3,055,000	3,655,460
Spokane Public Facilities District, Series B, 5.000%, 12/01/20	1,000,000	1,160,190
Tacoma Electric System Revenue, Series A, 5.000%, 01/01/20	2,725,000	3,182,964
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2012 A, 5.000%, 10/01/21	1,510,000	1,792,023
Washington State Federal Highway Grant, Senior 520 Corridor Program, 5.000%, 09/01/207	3,695,000	4,334,235
Washington State General Obligation, Motor Fuel Tax Revenue, Series 2012 E, 5.000%, 02/01/21	3,000,000	3,574,320
Washington State General Obligation, Series 2010 A, 5.000%, 08/01/20	3,850,000	4,500,458
Total Washington		34,465,249
Wisconsin - 3.5%
Wisconsin State Department of Transportation Revenue, Series 1, 5.000%, 07/01/26	2,220,000	2,547,561
Wisconsin State Department of Transportation, Series 1, 5.000%, 07/01/21	4,385,000	5,091,862
Wisconsin State General Obligation, Series 1, 5.000%, 05/01/20	3,745,000	4,402,173

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Wisconsin - 3.5% (continued)
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/23	$1,995,000	$2,402,080
Wisconsin State General Obligation, Series 2, 5.000%, 05/01/24	3,170,000	3,797,755
Total Wisconsin		18,241,431
Total Municipal Bonds (cost $489,211,524)		501,672,587

	Shares
Other Investment Companies - 1.6%[5]
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $8,311,900)	8,311,900	8,311,900
Total Investments - 99.0% (cost $497,523,424)		509,984,487
Other Assets, less Liabilities - 1.0%		5,320,852
Net Assets - 100.0%		$515,305,339

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Municipal Enhanced Yield Fund Institutional Class (the Fund) returned 17.45%, outperforming the Barclays U.S. Municipal Bond BAA Index, which returned 14.47%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com

Municipals posted mixed returns in the final months of 2014: the long-end rallied hard amid signs of a deepening global slowdown, while the short-end barely broke even, held back by the prospect of U.S Federal Reserve (the Fed) rate hikes in 2015. The results continued a year-long trend that rewarded duration risk and punished those who sought to hide in shorter maturities. Throughout 2014, results in the municipal bond market were driven mainly by broader events, the behavior of municipal yields simply mirroring the massive flattening of the Treasury curve. Short rates drifted higher as nonfarm payrolls continued to expand and U.S. GDP growth rebounded in the second half of the year from a weather-induced contraction in the first quarter. Meanwhile, with growth and inflation still uncomfortably low in Europe and Japan, global capital poured into U.S. government securities, looking for an alternative to the depressed yields available on other high-quality sovereign bonds. In the waning months of the year, Fund flows were positive every week and new deals were taken down easily, with many oversubscribed, upsized and re-priced higher during order periods. Investors mostly dismissed the high profile cases of Puerto Rico and Detroit as isolated incidents. Even in the few bankruptcy cases where pensioners fared as well as or better than bondholders, negotiated settlement, rather than legal precedent, was the deciding factor.

Looking ahead, the broader markets will be hyper-focused on Fed policy. As investors try to decipher the maddening language of forward guidance, volatility is likely to increase. The fourth quarter gave us a taste of that. In this environment, municipals should offer a relative haven, one that has historically avoided the sharp swings of the Treasury market. Credit fundamentals in the municipal bond space remain solid. Tax revenues have been on the upswing for five years at the same time the states have implemented austerity measures that have modestly shrunk the level of municipal debt outstanding. Rainy day funds have been replenished and states are benefiting from the national recovery that typically trickles down with a lag. Technicals in the market are favorable as well. The fourth-quarter surge in supply is giving way to the typically slow issuance months of January and February. Pent-up demand promises to curtail any yield spike, as many investors lie in wait to leg in at more attractive levels. And yields versus Treasuries are historically cheap, particularly in the 10-year range and out longer, where nominal yields even surpass their taxable counterparts. Entering the potentially choppy waters of 2015, much of what makes municipals so secure and predictable, from the steady tax-free income stream, to the miniscule default rates, to the domestic nature of the purchasing base, should reassure those looking for a portfolio anchor.

The Fund outperformed the benchmark for the year. Strong returns from single-A and BBB-rated holdings aided performance. An overweight to longer maturities was also a positive, as the long end was the best performing part of the curve for the year.

This commentary reflects the viewpoints of the Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

20

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Municipal Enhanced Yield Fund - Institutional Class on December 30, 2005, to a $10,000 investment made in the Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund [2,3,4,5,6]
Investor Class	17.14%	7.55%	8.74%	7/27/09
Service Class	17.39%	7.80%	8.99%	7/27/09
Institutional Class	17.45%	7.96%	5.00%	12/30/05
Barclays U.S. Municipal Bond BAA Index[7]	14.47%	6.25%	3.86%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[4]	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to increased risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[7]	The Barclays U.S. Municipal Bond BAA Index is a subset of the Barclays Capital Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Barclays U.S. Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

21

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Municipal Enhanced Yield Fund**
Transportation	26.6%
Healthcare	25.5%
Utilities	14.5%
Industrial Development	11.1%
Education	6.2%
Public Services	3.3%
General Obligation	2.8%
Other	0.8%
Tax	2.1%
State and Non-State Appropriated
Tobacco	1.9%
Certificate of Participation	1.6%
Recreation	1.5%
Other Assets and Liabilities	2.1%

**	As a percentage of net assets.

Rating	AMG GW&K Municipal Enhanced Yield Fund**
Aaa	2.1%
Aa	3.8%
A	45.8%
Baa	46.2%
Ba & lower	2.1%

***	As a percentage of market value of fixed-income securities.

TOP TEN HOLDINGS

Security Name	% of Net Assets
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.375%, 01/01/43*	3.1%
New Jersey State Turnpike Authority, Highway Improvements, Series A, 5.000%, 01/01/43	2.8
Saint John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37*	2.8
Long Island New York Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/39	2.5
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	2.4
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	2.3
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49*	2.3
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	2.3
Metropolitan Transportation Authority, Series A, 5.000%, 11/15/43*	2.2
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	2.2

Top Ten as a Group	24.9%

*	Top Ten Holding as of June 30, 2014.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (continued)

December 31, 2014

STATE BREAKDOWN
State	% of Net Assets
New Jersey	13.3%
Texas	10.5%
New York	8.9%
Illinois	6.8%
Florida	6.5%
Louisiana	5.0%
Massachusetts	4.9%
California	4.8%
Indiana	4.5%
Pennsylvania	4.5%
West Virginia	4.1%
Virginia	4.0%
District of Columbia	3.7%
Tennessee	2.4%
Michigan	2.2%
Virgin Islands	2.2%
Nebraska	2.1%
Colorado	2.0%
Arizona	1.7%
New Hampshire	1.7%
Ohio	1.6%
Kentucky	0.5%
Other Assets and Liabilities	2.1%

100.0%

23

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2014

	Principal Amount	Value
Municipal Bonds - 97.9%
Arizona - 1.7%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/01/42	$3,800,000	$4,256,532
California - 4.8%
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	1,805,000	1,986,060
California Statewide Communities Development Authority Student Housing Revenue, University of California Irvine Campus Apartments Project, Series 2011, 5.375%, 05/15/38	1,735,000	1,942,003
M-S-R Energy Authority, Natural Gas Revenue, Series A, 7.000%, 11/01/34	1,275,000	1,817,003
M-S-R Energy Authority, Natural Gas Revenue, Series C, 6.500%, 11/01/39	3,075,000	4,181,908
Sacramento County Public Facilities Financing Corporation COPS, 5.750%, 02/01/30	1,935,000	2,135,582
Total California		12,062,556
Colorado - 2.0%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	3,730,000	5,119,276
District of Columbia - 3.7%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (National Insured)[3]	3,735,000	3,857,769
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Project, Series A, 5.000%, 10/01/53	5,000,000	5,353,350
Total District of Columbia		9,211,119
Florida - 6.5%
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, 5.000%, 12/01/44	3,000,000	3,381,809
Martin County Health Facilities Authority, Martin Memorial Medical Center, 5.500%, 11/15/42	4,120,000	4,541,764
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/29	4,945,000	5,654,954
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	50,000	53,081
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.500%, 10/01/24 (a)	2,500,000	2,715,025
Total Florida		16,346,633
Illinois - 6.8%
Illinois State General Obligation, 5.000%, 02/01/39	3,765,000	3,987,210
Illinois State General Obligation, 5.500%, 07/01/38	2,845,000	3,166,826
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2012 A, 5.000%, 06/15/42	4,785,000	5,192,778
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	4,025,000	4,736,338
Total Illinois		17,083,152
Indiana - 4.5%
Indiana State Finance Authority Hospital Revenue, Community Health Network, Series 2012 A, 5.000%, 05/01/42	5,000,000	5,480,300
Indiana State Finance Authority Revenue, AMT-I-69 Development Partners LLC, 5.000%, 09/01/46	4,000,000	4,245,080
Indiana State Finance Authority Revenue, AMT-I-69 Development Partners LLC, 5.250%, 09/01/40	1,350,000	1,473,781
Total Indiana		11,199,161
Kentucky - 0.5%
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	995,000	1,138,897
Louisiana - 5.0%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	4,820,000	5,575,246

The accompanying notes are an integral part of these financial statements.

24

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Louisiana - 5.0% (continued)
Saint John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37	$6,500,000	$6,882,850
Total Louisiana		12,458,096
Massachusetts - 4.9%
Massachusetts Development Finance Agency Revenue, Cap Cod Healthcare Obligation, 5.250%, 11/15/41	3,140,000	3,517,208
Massachusetts Development Finance Agency Revenue, Covanta Energy Project, Series 2012 B, 4.875%, 11/01/42 (a)	5,000,000	5,077,950
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	3,360,000	3,725,770
Total Massachusetts		12,320,928
Michigan - 2.2%
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	4,765,000	5,441,058
Nebraska - 2.1%
Central Plains Energy Project, Natural Gas Revenue, 5.000%, 09/01/42	5,000,000	5,374,350
New Hampshire - 1.7%
New Hampshire Health and Education Facilities Authority, Southern New Hampshire University, 5.000%, 01/01/42	4,000,000	4,177,200
New Jersey - 13.3%
New Jersey Economic Development Authority, Industrial Revenue, Private Activity - The Goethals Bridge Replacement Project, 5.375%, 01/01/43	7,005,000	7,670,685
New Jersey Economic Development Authority, School Facilities Construction, Series UU, 5.000%, 06/15/40	3,000,000	3,258,480
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/28	995,000	1,099,565
New Jersey Economic Development Authority, Tobacco and Liquor Tax Revenue, 5.000%, 06/15/29	1,000,000	1,098,880
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A, 5.125%, 06/15/43	4,450,000	4,701,870
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	4,095,000	4,803,271
New Jersey State Turnpike Authority, Highway Improvements, Series A, 5.000%, 01/01/43	6,230,000	6,905,644
New Jersey Transportation Trust Fund Authority, Series A, 5.000%, 06/15/42	3,500,000	3,748,850
Total New Jersey		33,287,245
New York - 8.9%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009, 5.875%, 04/01/42	4,000,000	4,447,480
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/39	5,695,000	6,404,312
Long Island Power Authority, Electric Light & Power Improvements, Series A, 5.000%, 09/01/44	3,390,000	3,785,681
Metropolitan Transportation Authority, Series A, 5.000%, 11/15/43	5,000,000	5,596,900
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,850,000	2,141,634
Total New York		22,376,007
Ohio - 1.6%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	3,635,000	4,065,311
Pennsylvania - 4.5%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	5,000,000	5,396,500

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Pennsylvania - 4.5% (continued)
Pennsylvania Higher Educational Facilities Authority, La Salle University, 5.000%, 05/01/42	$4,000,000	$4,268,880
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,415,000	1,605,091
Total Pennsylvania		11,270,471
Tennessee - 2.4%
Chattanooga-Hamilton County Hospital Authority, 5.000%, 10/01/44	5,630,000	6,108,381
Texas - 10.5%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	3,420,000	3,941,926
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, 01/01/43	2,950,000	3,221,577
Fort Bend County Industrial Development Corp. Industrial Revenue, Series 2012 A, 4.750%, 05/01/38	2,155,000	2,236,093
Grand Parkway Transportation Corp. 1st Tier Toll Revenue, Series A, 5.500%, 04/01/53	3,870,000	4,276,195
North Texas Tollway Authority Revenue, First Tier, Series B, 5.000%, 01/01/42	3,750,000	4,120,313
North Texas Tollway Authority Revenue, Second Tier, Series B, 5.000%, 01/01/31	3,500,000	3,985,695
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 A, 6.250%, 12/15/26	3,705,000	4,614,281
Total Texas		26,396,080
Virgin Islands - 2.2%
Virgin Islands Public Finance Authority Matching Fund Loan Notes, Series 2012 A, 5.000%, 10/01/32	5,000,000	5,430,050
Virginia - 4.0%
Chesapeake City Expressway Toll Road Revenue, Series 2012 A, 5.000%, 07/15/47	4,000,000	4,268,400
Route 460 Funding Corp. Toll Road Revenue, Series 2012 A, 5.125%, 07/01/49	5,315,000	5,725,796
Total Virginia		9,994,196
West Virginia - 4.1%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38[1]	4,060,000	4,478,586
West Virginia Hospital Finance Authority, West Virginia United Health Systems Obligation Group, Series A, 5.500%, 06/01/44	5,000,000	5,749,850
Total West Virginia		10,228,436
Total Municipal Bonds (cost $233,060,471)		245,345,135

	Shares
Other Investment Companies - 0.8%5
Fidelity Institutional Money Market Tax Exempt Portfolio, Institutional Class, 0.01% (cost $1,985,941)	1,985,941	1,985,941
Total Investments - 98.7% (cost $235,046,412)		247,331,076
Other Assets, less Liabilities - 1.3%		3,216,136
Net Assets - 100.0%		$250,547,212

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2014, the AMG GW&K Small Cap Core Fund Investor Class (the Fund) returned 1.53%, underperforming the Russell 2000® Index, which returned 4.89%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.amgfunds.com.

Nearly anyone who has flown commercially recalls a bout of turbulence during a flight. Some of these are minor and just rattle the nerves. Some last longer and inspire pledges to never fly again. Moviegoers may remember the scene from Almost Famous which hilariously depicted an episode of turbulence that led to some life changing confessions. But nearly every experience with turbulence ends as it did in the movie, with a safe landing and happy ending. In other words, turbulence is uncomfortable, but a fairly typical event.

The same is true in the investing world. Investors do not wish for turbulence, but it is more common than uncommon. The U.S. Federal Reserve (the Fed) and other central banks around the world have been intervening in markets ever since the 2008 financial crisis, to lower short-term interest rates and push investors out on the risk curve. Lower volatility for risk assets has been a byproduct. Investors who took the hint early have been paid out handsomely, as most U.S. equity indices have posted 15% or better annualized five-year returns. However, recent economic performance in the U.S. brings us closer to the time when the Fed will begin to normalize its monetary policy, and more turbulent events will almost assuredly result. We would argue this process has already begun, with commodity price drops and wide dispersion in industry performance in 2014. It is our opinion that the coming year is likely to see a bit more volatility and turbulence, but just like air travel, this is common and doesn’t mean we should change our destination or mode of transport. U.S. small-cap stocks can still offer good returns, although the types of stocks that will outperform will likely change.

For the U.S. small-cap market, a very strong Russell 2000® Index fourth-quarter return of 9.7% helped save what had been a disappointing

2014. The index ended the full year up 4.9%. Looking deeper into small-cap performance, we saw a second year where quality factor performance was not a key determinant of returns. For example, several lower-quality factors like high beta and high EPS variation underperformed. However, several others outperformed, such as stocks with no return-on-investment (ROE) measure. Returns by long-term debt levels and ROE within the small-cap market were quite mixed for 2014, and overall we consider the environment mixed to a slight positive for higher-quality names.

The real action within the index, for 2014, was at the industry and sector level. For the year, the theme of lower rates and lower fuel prices also drove sector and industry performance. Utilities, health care and consumer staples were the best performers, with energy (-36.0%) and materials (-4.2%) being the only sectors to finish with meaningful declines. The best industry groups were REITs, semiconductors, airlines, biotech, pharma and container and packaging. Biotech has outperformed in four of the last five years, as have several others in this group, another trend to watch for potential change in 2015. Mean reversion is a powerful force. Lester Bangs (played memorably by Philip Seymour Hoffman), the infamous rock critic and mentor in Almost Famous, said it best, “you’ll meet them all again on their long journey to the middle.”

For the year, the attribution trends mirrored those seen during the fourth quarter. Energy, industrials and materials were our best performers. Energy actually generated absolute positive returns in the exploration and production space, which is difficult to pull off in an industry down nearly 35%. Materials had all five names generating positive returns in a negative sector, while industrials performance was buoyed by Heartland Express, Inc. (a truckload carrier), which finished the year up 38%. Consumer staples, utilities and financials were also each slightly additive. On the flip side, health care, technology and consumer discretionary were negative contributors. Health care cost our Fund the greatest stress, on a combination of weaker stock selection, with four names down more than 20%, including Hanger, Inc. (HGR), Air Methods Corporation (AIRM), IPC Healthcare, Inc. (IPCM) and Medidata Solutions,

Inc. (MDSO), and a lack of exposure to strong performing buyouts. Technology and consumer discretionary each had a few misses on the stock selection side, most of which occurred earlier in the year.

As we enter 2015, the macro investing picture appears to have several competing jet streams that could bring about quite a different investing environment than we have seen over the past few years. International economies appear to be slowing, certainly in the emerging economies but also in the core of Europe. At the same time, the U.S. economy appears to be growing at a (dare we say) sustainable pace, with some benefit still to come over the next few quarters to the consumer and companies with petroleum-linked input costs from the significant decline in energy prices. This puts the Fed in the difficult position of needing to approach normalization of monetary policy, while investors become more concerned with global growth. What happens next? The most likely answer is turbulence, a phenomenon that is actually quite common, both in aviation and investing. Risk assets would seem to be poised for greater volatility during this period. Just as it is prudent to have one’s seat belt fastened on an airplane, it is prudent to have a small-cap vehicle that can perform well in more volatile market conditions and focuses up the quality spectrum. Our Fund has always been focused on high-quality businesses, run by long-term oriented, skillful managers with track records of delivering sustainable growth and above-average returns in various business conditions. We buy these with an eye on valuation relative to its peers, history and growth prospects over a three-to-five year period. We believe this fundamentally-driven approach will work well for the environment most likely to develop in 2015, as the themes that worked so well in 2014 revert to the middle.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of December 31, 2014 and is not intended as a forecast or guarantee of future results.

27

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in AMG GW&K Small Cap Core Fund - Investor Class on December 31, 2004, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2014.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception date
AMG GW&K Small Cap Core Fund [2,3,4]
Investor Class	1.53%	16.84%	8.24%	8.20%	12/10/96
Service Class	1.86%	17.10%	—	18.37%	7/27/09
Institutional Class	2.04%	17.34%	—	18.60%	7/27/09
Russell 2000® Index[5]	4.89%	15.55%	7.77%	8.31%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Funds are distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2014. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Index and Russell 3000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

28

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2014

PORTFOLIO BREAKDOWN

Sector	AMG GW&K Small Cap Core Fund**	Russell 2000® Index
Financials	20.9%	24.2%
Industrials	19.0%	13.8%
Information Technology	17.6%	17.9%
Consumer Discretionary	13.6%	13.7%
Health Care	13.2%	14.8%
Materials	5.9%	4.5%
Energy	3.4%	3.4%
Utilities	2.9%	3.6%
Consumer Staples	1.1%	3.3%
Telecommunications Services	0.0%	0.8%
Other Assets and Liabilities	2.4%	0.0%

**	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Tyler Technologies, Inc.	2.3%
Grand Canyon Education, Inc.	2.3
MarketAxess Holdings, Inc.	2.2
FEI Co.	2.2
West Pharmaceutical Services, Inc.	2.1
Texas Roadhouse, Inc.	2.0
Heartland Express, Inc.	2.0
NorthWestern Corp.	2.0
Cognex Corp.	1.9
Pebblebrook Hotel Trust	1.8

Top Ten as a Group	20.8%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

29

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2014

	Shares	Value
Common Stocks - 97.6%
Consumer Discretionary - 13.6%
Grand Canyon Education, Inc.*	182,450	$8,513,117
Group 1 Automotive, Inc.	74,548	6,680,992
Hibbett Sports, Inc.*,2	102,675	4,972,550
Monro Muffler Brake, Inc.[2]	46,875	2,709,375
Oxford Industries, Inc.	51,279	2,831,114
Pier 1 Imports, Inc.	181,500	2,795,100
The Ryland Group, Inc.	145,450	5,608,552
Texas Roadhouse, Inc.	225,110	7,599,714
Tumi Holdings, Inc.*	231,931	5,503,723
Tupperware Brands Corp.[2]	56,647	3,568,761
Total Consumer Discretionary		50,782,998
Consumer Staples - 1.1%
WD-40 Co.	47,621	4,051,595
Energy - 3.4%
Dril-Quip, Inc.*	56,081	4,303,095
Forum Energy Technologies, Inc.*	194,149	4,024,709
Matador Resources Co.*,2	218,448	4,419,203
Total Energy		12,747,007
Financials - 20.9%
American Campus Communities, Inc.	137,865	5,702,096
AMERISAFE, Inc.	68,796	2,914,199
Cohen & Steers, Inc.[2]	132,405	5,571,602
Glacier Bancorp, Inc.	227,490	6,317,397
Iberiabank Corp.	90,387	5,861,597
MarketAxess Holdings, Inc.	114,336	8,199,035
National Health Investors, Inc.	75,385	5,273,935
Pebblebrook Hotel Trust	148,435	6,773,089
PRA Group, Inc.*	102,054	5,911,988
ProAssurance Corp.	102,855	4,643,903
STAG Industrial, Inc.	195,465	4,788,892
Stifel Financial Corp.*	128,890	6,575,968
Texas Capital Bancshares, Inc.*	101,885	5,535,412
ViewPoint Financial Group, Inc.*	176,698	4,214,247
Total Financials		78,283,360
Health Care - 13.2%
Air Methods Corp.*,2	78,945	3,475,948
Analogic Corp.	49,249	4,166,958
Cantel Medical Corp.	75,902	3,283,521

	Shares	Value
Cepheid, Inc.*	75,270	$4,075,118
Globus Medical, Inc., Class A*	218,001	5,181,884
HMS Holdings Corp.*,2	112,715	2,382,795
ICU Medical, Inc.*	71,585	5,862,811
IPC Healthcare, Inc.*	87,460	4,013,539
Medidata Solutions, Inc.*	78,770	3,761,267
MWI Veterinary Supply, Inc.*	30,548	5,190,411
West Pharmaceutical Services, Inc.	147,210	7,837,460
Total Health Care		49,231,712
Industrials - 19.0%
CLARCOR, Inc.	95,879	6,389,377
The Corporate Executive Board Co.	91,377	6,627,574
Healthcare Services Group, Inc.	181,425	5,611,475
Heartland Express, Inc.	278,740	7,528,767
HEICO Corp.[2]	47,867	2,891,167
The Middleby Corp.*	62,844	6,227,840
Mobile Mini, Inc.	114,320	4,631,103
Primoris Services Corp.	163,432	3,798,160
Proto Labs, Inc.*,2	70,383	4,726,922
RBC Bearings, Inc.	70,667	4,560,142
Ritchie Bros. Auctioneers, Inc.[2]	208,211	5,598,794
The Toro Co.	89,143	5,688,215
Universal Forest Products, Inc.	71,830	3,821,356
US Ecology, Inc.	77,460	3,107,695
Total Industrials		71,208,587
Information Technology - 17.6%
Blackbaud, Inc.	135,110	5,844,859
Cardtronics, Inc.*	100,620	3,881,920
Cavium, Inc.*,2	90,610	5,601,510
Cognex Corp.*	174,320	7,204,646
CoStar Group, Inc.*	21,085	3,871,839
EPAM Systems, Inc.*	72,825	3,477,394
FEI Co.	89,394	8,076,748
LogMeln, Inc.*	80,306	3,962,298
Power Integrations, Inc.	98,508	5,096,804
PROS Holdings, Inc.*	38,480	1,057,430
Rofin-Sinar Technologies, Inc.*	100,232	2,883,675
SciQuest, Inc.*	151,450	2,188,452
Solera Holdings, Inc.	77,066	3,944,238

The accompanying notes are an integral part of these financial statements.

30

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.6% (continued)
Tyler Technologies, Inc.*	79,706	$8,723,025
Total Information Technology		65,814,838
Materials - 5.9%
Balchem Corp.	65,485	4,363,920
Compass Minerals International, Inc.	44,229	3,840,404
Flotek Industries, Inc.*	142,750	2,673,707
KapStone Paper and Packaging Corp.	174,440	5,112,836
Silgan Holdings, Inc.	112,865	6,049,564
Total Materials		22,040,431
Utilities - 2.9%
Cleco Corp.	64,250	3,504,195
NorthWestern Corp.	130,162	7,364,566
Total Utilities		10,868,761
Total Common Stocks (cost $308,618,334)		365,029,289

	Principal Amount
Short-Term Investments - 5.5%
Repurchase Agreements - 3.4%[4]
Cantor Fitzgerald Securities, Inc., dated 12/31/14 due 01/02/15, 0.090%, total to be received $3,041,321 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/01/15 - 11/20/64, totaling $3,102,132)	$3,041,306	3,041,306
Citigroup Global Markets, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $640,244 (collateralized by various U.S. Government Agency Obligations, 1.375% - 8.000%, 12/15/17 - 07/15/51, totaling $653,046)	640,241	640,241
Daiwa Capital Markets America, dated 12/31/14, due 01/02/15, 0.120%, total to be received $3,041,326 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $3,102,132)	3,041,306	3,041,306

	Principal Amount	Value
Nomura Securities International, Inc., dated 12/31/14, due 01/02/15, 0.080%, total to be received $3,041,320 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.875%, 01/07/15 -11/20/64 totaling $3,102,132)	$3,041,306	$3,041,306
State of Wisconsin Investment Board, dated 12/31/14, due 01/02/15, 0.150%, total to be received $3,041,331 (collateralized by various U.S. Government Agency Obligations, 0.125% - 2.500%, 04/15/16 - 02/15/42, totaling $3,102,437)	3,041,306	3,041,306
Total Repurchase Agreements		12,805,465

	Shares
Other Investment Companies - 2.1%[5]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	7,952,088	7,952,088
Total Short-Term Investments (cost $20,757,553)		20,757,553
Total Investments - 103.1% (cost $329,375,887)		385,786,842
Other Assets, less Liabilities - (3.1)%		(11,685,117)
Net Assets - 100.0%		$374,101,725

The accompanying notes are an integral part of these financial statements.

31

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2014, the approximate cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
AMG GW&K Enhanced Core Bond Fund	$88,655,793	$2,009,587	$(1,380,717)	$628,870
AMG GW&K Municipal Bond Fund	497,523,424	12,883,278	(422,215)	12,461,063
AMG GW&K Municipal Enhanced Yield Fund	235,127,484	12,284,693	(81,101)	12,203,592
AMG GW&K Small Cap Core Fund	329,348,995	66,510,862	(10,073,015)	56,437,847

*	Non-income producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2014, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$1,195,000	1.4%
AMG GW&K Municipal Enhanced Yield Fund	7,846,056	3.1%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Variable Rate Security. The rate listed is as of December 31, 2014, and is periodically reset subject to terms and conditions set forth in the debenture.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2014, amounting to:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$2,219,278	2.5%
AMG GW&K Small Cap Core Fund	12,399,511	3.3%

[3]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2014, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Enhanced Core Bond Fund	$873,724	1.0%
AMG GW&K Municipal Enhanced Yield Fund	3,857,769	1.5%

[4]	Collateral received from brokers for securities lending was invested in these short-term investments.

[5]	Yield shown represents the December 31, 2014, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[6]	All or part of the security is delayed delivery transaction. The market value of delayed delivery securities at December 31, 2014, amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$3,374,855	0.7%

[7]	Some of the theses securities are segregated as collateral for delayed delivery transactions. At December 31, 2014, the value of theses securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Municipal Bond Fund	$7,154,940	1.4%

The accompanying notes are an integral part of these financial statements.

32

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2014: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Enhanced Core Bond Fund
Investments in Securities
Corporate Bonds and Notes†	—	$52,100,709	—	$52,100,709
Municipal Bonds††	—	5,630,926	—	5,630,926
U.S. Government and Agency Obligations†	—	26,442,962	—	26,442,962
Short-Term Investments
Repurchase Agreements	—	2,316,213	—	2,316,213
Other Investment Companies	$2,793,853	—	—	2,793,853

Total Investments in Securities	$2,793,853	$86,490,810	—	$89,284,663

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds††	—	$501,672,587	—	$501,672,587
Other Investment Companies	$8,311,900	—	—	8,311,900

Total Investments in Securities	$8,311,900	$501,672,587	—	$509,984,487

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds††	—	$245,345,135	—	$245,345,135
Other Investment Companies	$1,985,941	—	—	1,985,941

Total Investments in Securities	$1,985,941	$245,345,135	—	$247,331,076

The accompanying notes are an integral part of these financial statements.

33

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Small Cap Core Fund
Investments in Securities
Common Stocks†††	$365,029,289	—	—	$365,029,289
Short-Term Investments
Repurchase Agreements	—	$12,805,465	—	12,805,465
Other Investment Companies	7,952,088	—	—	7,952,088

Total Investments in Securities	$372,981,377	$12,805,465	—	$385,786,842

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the respective Schedule of Portfolio Investments.
†††	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of December 31, 2014, the Funds had no transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

COPS:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMTN:	Global Medium-Term Notes
National:	National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

34

Statement of Assets and Liabilities

December 31, 2014

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund
Assets:
Investments at value* (including securities on loan valued at $2,219,278, $0, $0 and $12,399,511, respectively)	$89,284,663	$509,984,487	$247,331,076	$385,786,842
Receivable for investments sold	—	2,747,469	2,473,424	95,708
Receivable for Fund shares sold	188,870	9,356,131	779,586	1,445,421
Dividends, interest and other receivables	1,092,025	6,151,509	2,896,325	641,450
Receivable from affiliate	22,029	150,838	38,294	53,137
Prepaid expenses	14,254	15,647	9,718	16,358
Total assets	90,601,841	528,406,081	253,528,423	388,038,916
Liabilities:
Payable upon return of securities loaned	2,316,213	—	—	12,805,465
Payable for investments purchased	—	9,789,848	—	—
Payable for Fund shares repurchased	337,408	2,937,429	2,769,294	721,115
Accrued expenses:
Investment advisory and management fees	33,585	149,203	106,281	236,960
Administrative fees	14,927	106,573	33,980	78,987
Shareholder service fees - Investor Class	—	18,962	4,002	18,968
Shareholder service fees - Service Class	—	4,241	—	5,816
Distribution fees - Investor Class	5,934	4,952	1,927	8,296
Distribution fees - Class C	13,660	—	—	—
Trustees fees and expenses	1,038	4,538	2,265	3,498
Other	59,645	84,996	63,462	58,086
Total liabilities	2,782,410	13,100,742	2,981,211	13,937,191
Net Assets	$87,819,431	$515,305,339	$250,547,212	$374,101,725
Net Assets Represent:
Paid-in capital	$87,463,758	$500,932,348	$239,309,631	$313,642,426
Undistributed net investment income	21,912	—	4,329	10,337
Accumulated net realized gain (loss) from investments	(295,343)	1,911,928	(1,051,412)	4,038,007
Net unrealized appreciation of investments	629,104	12,461,063	12,284,664	56,410,955
Net Assets	$87,819,431	$515,305,339	$250,547,212	$374,101,725
Investor Class:
Net Assets	$27,444,047	$23,571,817	$8,506,557	$37,994,847
Shares outstanding	2,685,654	2,030,537	837,653	1,624,259
Net asset value, offering and redemption price per share	$10.22	$11.61	$10.16	$23.39
Service Class:
Net Assets	$2,480,156	$98,152,415	$15,756,846	$44,805,785
Shares outstanding	241,829	8,436,546	1,550,584	1,904,109
Net asset value, offering and redemption price per share	$10.26	$11.63	$10.16	$23.53
Class C Shares:
Net Assets	$15,927,462	n/a	n/a	n/a
Shares outstanding	1,561,126	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$10.20	n/a	n/a	n/a
Institutional Class:
Net Assets	$41,967,766	$393,581,107	$226,283,809	$291,301,093
Shares outstanding	4,093,980	33,721,021	22,305,065	12,339,416
Net asset value, offering and redemption price per share	$10.25	$11.67	$10.14	$23.61
* Investments at cost	$88,655,559	$497,523,424	$235,046,412	$329,375,887

The accompanying notes are an integral part of these financial statements.

35

Statement of Operations

For the year ended December 31, 2014

	AMG GW&K Enhanced Core Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund
Investment Income:
Interest income	$3,280,667	$9,513,095	$10,707,192	$289
Dividend income	1,686	1,077	418	3,924,844 [1]
Securities lending income	10,236	—	—	71,827
Foreign withholding tax	—	—	—	(15,152)
Total investment income	3,292,589	9,514,172	10,707,610	3,981,808
Expenses:
Investment advisory and management fees	405,752	1,422,570	1,198,447	2,424,518
Administrative fees	180,334	1,016,122	599,223	808,172
Distribution fees - Investor Class	68,244	69,273	25,048	130,287
Distribution fees - Class C	183,179	—	—	—
Shareholder servicing fees - Investor Class	—	58,203	11,398	112,868
Shareholder servicing fees - Service Class	1,079	128,878	8,011	52,379
Professional fees	52,795	52,334	52,467	53,135
Registration fees	57,954	79,317	66,644	56,391
Custodian	15,865	49,050	22,734	23,880
Transfer agent	9,634	25,671	11,269	22,974
Reports to shareholders	30,678	24,966	16,531	40,940
Trustees fees and expenses	3,851	16,356	9,507	13,342
Miscellaneous	4,721	8,602	6,589	7,174
Total expenses before offsets	1,014,086	2,951,342	2,027,868	3,746,060
Fee waivers	—	—	(216,037)	—
Expense reimbursements	(229,007)	(1,312,291)	(232,205)	(378,846)
Net expenses	785,079	1,639,051	1,579,626	3,367,214
Net investment income	2,507,510	7,875,121	9,127,984	614,594
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	87,523	3,462,649	3,771,712	22,646,725
Net change in unrealized appreciation (depreciation) of investments	2,660,589	16,538,759	25,123,728	(14,926,183)
Net realized and unrealized gain	2,748,112	20,001,408	28,895,440	7,720,542
Net increase in net assets resulting from operations	$5,255,622	$27,876,529	$38,023,424	$8,335,136

[1]	Includes non-recurring dividends of $640,330.

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets

For the years ended December 31,

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,507,510	$2,765,332	$7,875,121	$4,612,084
Net realized gain (loss) on investments	87,523	(381,497)	3,462,649	657,968
Net change in unrealized appreciation (depreciation) of investments	2,660,589	(2,241,302)	16,538,759	(10,012,903)
Net increase (decrease) in net assets resulting from operations	5,255,622	142,533	27,876,529	(4,742,851)
Distributions to Shareholders:
From net investment income:
Investor Class	(769,523)	(871,265)	(432,266)	(403,081)
Service Class	(57,198)	(35,602)	(1,339,974)	(769,786)
Class C	(381,610)	(431,792)	—	—
Institutional Class	(1,330,077)	(1,669,013)	(6,154,942)	(3,400,461)
From net realized gain on investments:
Investor Class	—	(3,162,412)	(79,952)	(109,207)
Service Class	—	(150,429)	(330,497)	(216,679)
Class C	—	(2,099,367)	—	—
Institutional Class	—	(5,438,306)	(1,316,968)	(787,354)
Total distributions to shareholders	(2,538,408)	(13,858,186)	(9,654,599)	(5,686,568)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(28,444,315)	(13,118,777)	210,693,581	117,040,476
Total increase (decrease) in net assets	(25,727,101)	(26,834,430)	228,915,511	106,611,057
Net Assets:
Beginning of year	113,546,532	140,380,962	286,389,828	179,778,771
End of year	$87,819,431	$113,546,532	$515,305,339	$286,389,828
End of year undistributed net investment income (loss)	$21,912	$51,441	—	$38,756

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets (continued)

For the years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund
	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$9,127,984	$11,669,177	$614,594	$(68,908)
Net realized gain (loss) on investments	3,771,712	(4,821,153)	22,646,725	11,109,017
Net change in unrealized appreciation (depreciation) of investments	25,123,728	(32,073,071)	(14,926,183)	56,941,446
Net increase (decrease) in net assets resulting from operations	38,023,424	(25,225,047)	8,335,136	67,981,555
Distributions to Shareholders:
From net investment income:
Investor Class	(345,685)	(621,586)	—	—
Service Class	(377,198)	(210,911)	(20,176)	—
Institutional Class	(8,402,809)	(10,832,659)	(460,718)	—
From net realized gain on investments:
Investor Class	—	(63,080)	(2,104,505)	(2,426,685)
Service Class	—	(39,281)	(2,494,630)	(1,256,478)
Institutional Class	—	(1,529,874)	(15,829,282)	(6,070,507)
Total distributions to shareholders	(9,125,692)	(13,297,391)	(20,909,311)	(9,753,670)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	7,236,539	(69,861,782)	111,993,583	112,022,616
Total increase (decrease) in net assets	36,134,271	(108,384,220)	99,419,408	170,250,501
Net Assets:
Beginning of year	214,412,941	322,797,161	274,682,317	104,431,816
End of year	$250,547,212	$214,412,941	$374,101,725	$274,682,317
End of year undistributed net investment income	$4,329	$2,018	$10,337	—

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

38

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.96	$11.24	$10.81	$11.00	$10.43
Income from Investment Operations:
Net investment income	0.29 [3]	0.24 [3]	0.44 [3]	0.46 [3]	0.47
Net realized and unrealized gain (loss) on investments	0.26 [3]	(0.21)[3]	0.58 [3]	0.03 [3]	0.56
Total from investment operations	0.55	0.03	1.02	0.49	1.03
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.26)	(0.48)	(0.51)	(0.46)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.29)	(1.31)	(0.59)	(0.68)	(0.46)
Net Asset Value, End of Year	$10.22	$9.96	$11.24	$10.81	$11.00
Total Return[1]	5.58%	0.29%	9.53%	4.53%	10.04%
Ratio of net expenses to average net assets (with offsets/reductions)	0.84%	0.86%[4]	0.84%[5]	0.84%	0.84%
Ratio of expenses to average net assets (with offsets)	0.84%	0.86%[4]	0.84%[5]	0.84%	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.09%	1.08%[4]	1.04%[5]	1.05%	1.07%
Ratio of net investment income to average net assets[1]	2.82%	2.14%[4]	3.92%[5]	4.18%	4.13%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$27,444	$32,009	$41,772	$35,647	$38,655

	For the years ended December 31,		For the period from December 1, 2012 through December 31, 2012*
Service Class	2014	2013
Net Asset Value, Beginning of Period	$9.99	$11.28	$11.41
Income from Investment Operations:
Net investment income[3]	0.31	0.26	0.02
Net realized and unrealized gain (loss) on investments[3]	0.27	(0.22)	0.01
Total from investment operations	0.58	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.28)	(0.05)
Net realized gain on investments	—	(1.05)	(0.11)
Total distributions to shareholders	(0.31)	(1.33)	(0.16)
Net Asset Value, End of Period	$10.26	$9.99	$11.28
Total Return[1]	5.84%	0.41%	0.26%[17]
Ratio of net expenses to average net assets (with offsets/reductions)	0.65%	0.69%[4]	0.64%[5,18]
Ratio of expenses to average net assets (with offsets)	0.65%	0.69%[4]	0.64%[5,18]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.90%	0.91%[4]	0.90%[5,18]
Ratio of net investment income to average net assets[1]	3.00%	2.31%[4]	2.07%[5,18]
Portfolio turnover	22%	43%	110%
Net assets at end of period (000’s omitted)	$2,480	$1,563	$10

39

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Class C	2014	2013	2012††	2011	2010
Net Asset Value, Beginning of Year	$9.94	$11.22	$10.79	$10.98	$10.41
Income from Investment Operations:
Net investment income	0.21 [3]	0.15 [3]	0.36 [3]	0.38 [3]	0.39
Net realized and unrealized gain (loss) on investments	0.26 [3]	(0.20)[3]	0.57 [3]	0.02 [3]	0.56
Total from investment operations	0.47	(0.05)	0.93	0.40	0.95
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.18)	(0.39)	(0.42)	(0.38)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.21)	(1.23)	(0.50)	(0.59)	(0.38)
Net Asset Value, End of Year	$10.20	$9.94	$11.22	$10.79	$10.98
Total Return[1]	4.79%	(0.50)%[6]	8.72%[6]	3.73%	9.22%
Ratio of net expenses to average net assets (with offsets/reductions)	1.59%	1.61%[4]	1.59%[5]	1.59%	1.59%
Ratio of expenses to average net assets (with offsets)	1.59%	1.61%[4]	1.59%[5]	1.59%	1.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.84%	1.83%[4]	1.79%[5]	1.80%	1.82%
Ratio of net investment income to average net assets[1]	2.07%	1.38%[4]	3.18%[5]	3.42%	3.39%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$15,927	$20,793	$33,026	$33,615	$45,363

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.99	$11.28	$10.84	$11.03	$10.46
Income from Investment Operations:
Net investment income	0.31 [3]	0.27 [3]	0.47 [3]	0.49 [3]	0.49
Net realized and unrealized gain (loss) on investments	0.27 [3]	(0.22)[3]	0.58 [3]	0.02 [3]	0.57
Total from investment operations	0.58	0.05	1.05	0.51	1.06
Less Distributions to Shareholders from:
Net investment income	(0.32)	(0.29)	(0.50)	(0.53)	(0.49)
Net realized gain on investments	—	(1.05)	(0.11)	(0.17)	—
Total distributions to shareholders	(0.32)	(1.34)	(0.61)	(0.70)	(0.49)
Net Asset Value, End of Year	$10.25	$9.99	$11.28	$10.84	$11.03
Total Return[1]	5.85%	0.46%	9.89%	4.79%	10.29%
Ratio of net expenses to average net assets (with offsets/reductions)	0.59%	0.61%[4]	0.59%[5]	0.59%	0.59%
Ratio of expenses to average net assets (with offsets)	0.59%	0.61%[4]	0.59%[5]	0.59%	0.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.84%	0.83%[4]	0.79%[5]	0.80%	0.82%
Ratio of net investment income to average net assets[1]	3.05%	2.39%[4]	4.21%[5]	4.41%	4.34%
Portfolio turnover	22%	43%	110%	28%	23%
Net assets at end of year (000’s omitted)	$41,968	$59,182	$65,573	$64,573	$61,748

40

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.02	$11.52	$11.21	$10.29	$10.27
Income from Investment Operations:
Net investment income[3]	0.18	0.18	0.20	0.27	0.31
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.38	0.97	0.09
Total from investment operations	0.81	(0.29)	0.58	1.24	0.40
Distributions to Shareholders from:
Net investment income	(0.18)	(0.17)	(0.19)	(0.27)	(0.31)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.22)	(0.21)	(0.27)	(0.32)	(0.38)
Net Asset Value, End of Year	$11.61	$11.02	$11.52	$11.21	$10.29
Total Return[1]	7.39%	(2.51)%[6]	5.27%[6]	12.16%	3.89%
Ratio of net expenses to average net assets (with offsets/reductions)	0.80%	0.81%[7]	0.80%[8]	0.81%	0.75%
Ratio of expenses to average net assets (with offsets)	0.80%	0.81%[7]	0.80%[8]	0.81%	0.75%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.12%	1.17%[7]	1.18%[8]	1.34%	1.45%
Ratio of net investment income to average net assets[1]	1.55%	1.56%[7]	1.71%[8]	2.46%	2.91%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$23,572	$28,655	$22,726	$8,777	$2,856

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.04	$11.54	$11.23	$10.30	$10.28
Income from Investment Operations:
Net investment income[3]	0.21	0.21	0.23	0.30	0.33
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.38	0.97	0.09
Total from investment operations	0.84	(0.26)	0.61	1.27	0.42
Distributions to Shareholders from:
Net investment income	(0.21)	(0.20)	(0.22)	(0.29)	(0.33)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.25)	(0.24)	(0.30)	(0.34)	(0.40)
Net Asset Value, End of Year	$11.63	$11.04	$11.54	$11.23	$10.30
Total Return[1]	7.62%	(2.24)%	5.53%	12.52%	4.05%
Ratio of net expenses to average net assets (with offsets/reductions)	0.52%	0.53%[7]	0.55%[8]	0.54%	0.55%
Ratio of expenses to average net assets (with offsets)	0.52%	0.53%[7]	0.55%[8]	0.54%	0.55%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.84%	0.89%[7]	0.93%[8]	1.09%	1.25%
Ratio of net investment income to average net assets[1]	1.82%	1.84%[7]	1.97%[8]	2.80%	3.13%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$98,152	$53,024	$35,444	$22,705	$15,032

41

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.08	$11.58	$11.26	$10.33	$10.31
Income from Investment Operations:
Net investment income[3]	0.23	0.23	0.25	0.30	0.35
Net realized and unrealized gain (loss) on investments[3]	0.63	(0.47)	0.40	0.99	0.09
Total from investment operations	0.86	(0.24)	0.65	1.29	0.44
Distributions to Shareholders from:
Net investment income	(0.23)	(0.22)	(0.25)	(0.31)	(0.35)
Net realized gain on investments	(0.04)	(0.04)	(0.08)	(0.05)	(0.07)
Total distributions to shareholders	(0.27)	(0.26)	(0.33)	(0.36)	(0.42)
Net Asset Value, End of Year	$11.67	$11.08	$11.58	$11.26	$10.33
Total Return[1]	7.80%	(2.02)%	5.80%[6]	12.71%[6]	4.27%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.36%[7]	0.35%[8]	0.34%	0.34%
Ratio of expenses to average net assets (with offsets)	0.34%	0.36%[7]	0.35%[8]	0.34%	0.34%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.66%	0.72%[7]	0.73%[8]	0.83%	1.04%
Ratio of net investment income to average net assets[1]	2.00%	2.01%[7]	2.15%[8]	2.79%	3.31%
Portfolio turnover	31%	28%	39%	26%	22%
Net assets at end of year (000’s omitted)	$393,581	$204,711	$121,609	$32,019	$1,180

42

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.98	$10.24	$9.55	$8.79	$8.81
Income from Investment Operations:
Net investment income	0.34 [3]	0.35 [3]	0.36 [3]	0.37 [3]	0.37
Net realized and unrealized gain (loss) on investments	1.18 [3]	(1.18)[3]	0.93 [3]	0.78 [3]	(0.03)
Total from investment operations	1.52	(0.83)	1.29	1.15	0.34
Distributions to Shareholders from:
Net investment income	(0.34)	(0.36)	(0.36)	(0.37)	(0.36)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.34)	(0.43)	(0.60)	(0.39)	(0.36)
Net Asset Value, End of Year	$10.16	$8.98	$10.24	$9.55	$8.79
Total Return[1]	17.14%	(8.27)%[6]	13.69%[6]	13.48%	3.81%
Ratio of net expenses to average net assets (with offsets/reductions)	1.00%	1.12%[9]	1.07%[10]	1.17%[11]	1.27%
Ratio of expenses to average net assets (with offsets)	1.00%	1.12%[9]	1.07%[10]	1.17%[11]	1.27%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.19%	1.30%[9]	1.27%[10]	1.40%	1.57%
Ratio of net investment income to average net assets[1]	3.46%	3.58%[9]	3.53%[10]	4.02%	4.10%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$8,507	$8,030	$21,413	$5,689	$557

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.98	$10.23	$9.54	$8.79	$8.81
Income from Investment Operations:
Net investment income	0.36 [3]	0.38 [3]	0.38 [3]	0.40 [3]	0.39
Net realized and unrealized gain (loss) on investments	1.18 [3]	(1.18)[3]	0.93 [3]	0.77 [3]	(0.02)
Total from investment operations	1.54	(0.80)	1.31	1.17	0.37
Distributions to Shareholders from:
Net investment income	(0.36)	(0.38)	(0.38)	(0.40)	(0.39)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.36)	(0.45)	(0.62)	(0.42)	(0.39)
Net Asset Value, End of Year	$10.16	$8.98	$10.23	$9.54	$8.79
Total Return[1]	17.39%	(7.95)%	13.90%	13.65%	4.09%
Ratio of net expenses to average net assets (with offsets/reductions)	0.72%	0.78%[9]	0.86%[10]	0.94%[11]	1.01%
Ratio of expenses to average net assets (with offsets)	0.72%	0.78%[9]	0.86%[10]	0.94%[11]	1.01%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.91%	0.96%[9]	1.06%[10]	1.16%	1.31%
Ratio of net investment income to average net assets[1]	3.68%	3.99%[9]	3.74%[10]	4.48%	4.36%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$15,757	$5,222	$6,401	$2,145	$1,181

43

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$8.97	$10.22	$9.53	$8.78	$8.81
Income from Investment Operations:
Net investment income	0.37 [3]	0.39 [3]	0.40 [3]	0.41 [3]	0.40
Net realized and unrealized gain (loss) on investments	1.17 [3]	(1.17)[3]	0.93 [3]	0.78 [3]	(0.03)
Total from investment operations	1.54	(0.78)	1.33	1.19	0.37
Distributions to Shareholders from:
Net investment income	(0.37)	(0.40)	(0.40)	(0.42)	(0.40)
Net realized gain on investments	—	(0.07)	(0.24)	(0.02)	—
Total distributions to shareholders	(0.37)	(0.47)	(0.64)	(0.44)	(0.40)
Net Asset Value, End of Year	$10.14	$8.97	$10.22	$9.53	$8.78
Total Return[1]	17.45%	(7.80)%	14.13%[6]	13.94%	4.15%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.66%[9]	0.65%[10]	0.69%[11]	0.79%
Ratio of expenses to average net assets (with offsets)	0.64%	0.66%[9]	0.65%[10]	0.69%[11]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.83%	0.84%[9]	0.85%[10]	0.91%	1.09%
Ratio of net investment income to average net assets[1]	3.83%	4.08%[9]	3.96%[10]	4.69%	4.58%
Portfolio turnover	83%	52%	70%	31%	50%
Net assets at end of year (000’s omitted)	$226,284	$201,161	$294,983	$138,250	$48,079

44

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Investor Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.34	$17.72	$15.87	$15.64	$12.05
Income from Investment Operations:
Net investment income (loss)[3]	(0.07)[19]	(0.07)[13]	0.14 [14]	(0.02)	0.01
Net realized and unrealized gain on investments[3]	0.46	7.56	2.15	0.25	3.58
Total from investment operations	0.39	7.49	2.29	0.23	3.59
Distributions to Shareholders from:
Net investment income	—	—	(0.08)	—	0.00 [12]
Net realized gain on investments	(1.34)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.34)	(0.87)	(0.44)	(0.00)[12]	—
Net Asset Value, End of Year	$23.39	$24.34	$17.72	$15.87	$15.64
Total Return[1]	1.53%	42.26%	14.45%	1.47%	29.81%
Ratio of net expenses to average net assets (with offsets/reductions)	1.42%	1.37%[15]	1.41%[16]	1.39%	1.42%
Ratio of expenses to average net assets (with offsets)	1.42%	1.37%[15]	1.41%[16]	1.39%	1.42%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.53%	1.50%[15]	1.62%[16]	1.71%	1.84%
Ratio of net investment income (loss) to average net assets[1]	(0.28)%	(0.32)%[15]	0.78%[16]	(0.14)%	0.07%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$37,995	$69,992	$14,707	$3,349	$1,914

	For the years ended December 31,
Service Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.42	$17.73	$15.85	$15.59	$12.01
Income from Investment Operations:
Net investment income (loss)[3]	0.04 [19]	(0.02)[13]	0.06 [14]	0.01	0.04
Net realized and unrealized gain on investments[3]	0.43	7.58	2.26	0.25	3.56
Total from investment operations	0.47	7.56	2.32	0.26	3.60
Distributions to Shareholders from:
Net investment income	(0.01)	—	(0.08)	—	(0.02)
Net realized gain on investments	(1.35)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.36)	(0.87)	(0.44)	—	(0.02)
Net Asset Value, End of Year	$23.53	$24.42	$17.73	$15.85	$15.59
Total Return[1]	1.86%	42.64%[6]	14.67%[6]	1.67%[6]	30.01%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.10%	1.13%[15]	1.20%[16]	1.20%	1.20%
Ratio of expenses to average net assets (with offsets)	1.10%	1.13%[15]	1.20%[16]	1.20%	1.20%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.22%	1.26%[15]	1.41%[16]	1.52%	1.62%
Ratio of net investment income (loss) to average net assets[1]	0.16%	(0.09)%[15]	0.44%[16]	0.04%	0.30%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$44,806	$35,836	$13,052	$19,007	$18,788

45

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each year

	For the years ended December 31,
Institutional Class	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$24.49	$17.76	$15.87	$15.59	$12.01
Income from Investment Operations:
Net investment income[3]	0.07 [19]	0.02 [13]	0.14 [14]	0.05	0.07
Net realized and unrealized gain on investments[3]	0.44	7.58	2.23	0.25	3.57
Total from investment operations	0.51	7.60	2.37	0.30	3.64
Distributions to Shareholders from:
Net investment income	(0.04)	—	(0.12)	(0.02)	(0.06)
Net realized gain on investments	(1.35)	(0.87)	(0.36)	—	—
Total distributions to shareholders	(1.39)	(0.87)	(0.48)	(0.02)	(0.06)
Net Asset Value, End of Year	$23.61	$24.49	$17.76	$15.87	$15.59
Total Return[1]	2.04%	42.81%[6]	14.97%[6]	1.90%	30.28%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.97%[15]	0.96%[16]	0.95%	0.95%
Ratio of expenses to average net assets (with offsets)	0.95%	0.97%[15]	0.96%[16]	0.95%	0.95%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.07%	1.10%[15]	1.17%[16]	1.27%	1.37%
Ratio of net investment income to average net assets[1]	0.30%	0.07%[15]	0.84%[16]	0.30%	0.55%
Portfolio turnover	26%	19%	14%	25%	19%
Net assets at end of year (000’s omitted)	$291,301	$168,854	$76,673	$40,425	$17,941

46

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on December 1, 2012.
††	Effective December 1, 2012, Class C shares were closed to all new investors.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[7]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[11]	Effective July 1, 2011, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[12]	Rounds to less than $0.01 or 0.00%.
[13]	Includes non-recurring dividends. Without these dividends net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.
[14]	Includes non-recurring dividends. Without these dividends net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.
[15]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[16]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[17]	Not annualized.
[18]	Annualized.
[19]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.

47

Notes to Financial Statements

December 31, 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (formerly Managers AMG Funds) and AMG Funds II (formerly Managers Trust II) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”) (formerly Managers AMG GW&K Fixed Income Fund) and AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”) (formerly GW&K Municipal Bond Fund), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”) (formerly GW&K Municipal Enhanced Yield Fund) and AMG GW&K Small Cap Core Fund (“Small Cap Core”) (formerly GW&K Small Cap Equity Fund), each a “Fund” and collectively the “Funds.”

Each Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective December 1, 2012, Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus.

Effective November 1, 2013, Small Cap Core was closed to new investors. Please refer to a current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if AMG Funds LLC (formerly Managers Investment Group LLC) (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair

48

Notes to Financial Statements (continued)

valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests in international securities, the Investment Manager or applicable subadvisor may recommend an adjustment of such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital including real estate investment trusts (REITs) are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the AMG Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custodian expenses that would otherwise be charged to each Fund. For the year ended December 31, 2014, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2014, overdraft fees for Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core equaled $17, $116, $193 and $9, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements

49

Notes to Financial Statements (continued)

to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Enhanced Core Bond		Municipal Bond**		Municipal Enhanced*		Small Cap Core
	2014	2013	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$2,538,408	$3,008,950	$7,913,906	$4,573,328	$9,125,692	$11,667,159	$480,894	—
Short-term capital gains	—	501,201	675,428	598,145	—	16,251	2,885,197	$789,311
Long-term capital gains	—	10,348,035	1,065,265	515,095	—	1,613,981	17,543,220	8,964,359

	$2,538,408	$13,858,186	$9,654,599	$5,686,568	$9,125,692	$13,297,391	$20,909,311	$9,753,670

*	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2014 and 2013 were $9,107,195 and $11,652,099, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2014 and 2013 were $7,912,223 and $4,571,626, respectively.

As of December 31, 2014, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Equity
Capital loss carryforward	$295,109	—	$970,340	—
Undistributed ordinary income	21,912	$265,406	4,329	$10,337
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	1,646,522	—	4,393,512
Post-October loss deferral	—	—	—	382,397

e. FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on Small Cap Core’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2014, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2014, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains for an unlimited time period.

50

Notes to Financial Statements (continued)

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Expires
Enhanced Core Bond
(Post-Enactment)	$295,109	—	Unlimited
Municipal Bond
(Post-Enactment)	—	—	Unlimited
Municipal Enhanced
(Post-Enactment)	$970,340	—	Unlimited
Small Cap Core
(Post-Enactment)	—	—	Unlimited

g. CAPITAL STOCK

The Trusts’ Declarations of Trust authorize for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the year ended December 31, 2014 and December 31, 2013, the capital stock transactions by class for Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core were as follows:

	Enhanced Core Bond				Municipal Bond
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,105,135	$11,355,152	976,849	$10,764,860	1,313,946	$15,060,926	1,822,098	$20,569,840
Reinvestment of distributions	48,652	497,882	281,916	2,854,535	43,890	504,129	45,135	504,499
Cost of shares repurchased	(1,683,022)	(17,154,959)	(1,759,013)	(19,409,076)	(1,926,523)	(22,140,073)	(1,239,936)	(13,875,025)

Net increase (decrease)	(529,235)	$(5,301,925)	(500,248)	$(5,789,681)	(568,687)	$(6,575,018)	627,297	$7,199,314

Service Class:
Proceeds from sale of shares	109,002	$1,126,759	199,754	$2,248,555	5,554,498	$63,929,297	3,367,067	$37,890,398
Reinvestment of distributions	3,830	39,381	10,089	102,030	88,317	1,018,649	57,053	637,451
Cost of shares repurchased	(27,386)	(280,334)	(54,349)	(600,286)	(2,008,633)	(22,996,704)	(1,693,082)	(18,946,361)

Net increase	85,446	$885,806	155,494	$1,750,299	3,634,182	$41,951,242	1,731,038	$19,581,488

Class C:
Proceeds from sale of shares	7,687	$78,568	46,320	$467,259	—	—	—	—
Reinvestment of distributions	25,851	264,164	174,351	1,758,814	—	—	—	—
Cost of shares repurchased	(563,996)	(5,763,405)	(1,071,521)	(11,716,267)	—	—	—	—

Net decrease	(530,458)	$(5,420,673)	(850,850)	$(9,490,194)	—	—	—	—

Institutional Class:
Proceeds from sale of shares	1,334,860	$13,732,720	2,594,935	$28,487,585	20,955,711	$241,281,689	15,047,219	$169,526,811
Reinvestment of distributions	124,781	1,280,372	656,806	6,694,001	640,309	7,411,371	367,179	4,121,663
Cost of shares repurchased	(3,289,907)	(33,620,615)	(3,141,725)	(34,770,787)	(6,356,590)	(73,375,703)	(7,432,814)	(83,388,800)

Net increase (decrease)	(1,830,266)	$(18,607,523)	110,016	$410,799	15,239,430	$175,317,357	7,981,584	$90,259,674

51

Notes to Financial Statements (continued)

	Municipal Enhanced				Small Cap Core
	2014		2013		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	1,818,662	$17,853,038	1,278,527	$12,816,750	634,821	$15,177,787	2,728,282	$57,807,003
Reinvestment of distributions	35,200	344,366	70,944	684,564	83,102	1,964,534	95,850	2,332,983
Cost of shares repurchased	(1,910,370)	(18,841,404)	(2,546,069)	(24,684,293)	(1,969,034)	(47,032,493)	(778,821)	(17,203,313)

Net increase (decrease)	(56,508)	$(644,000)	(1,196,598)	$(11,182,979)	(1,251,111)	$(29,890,172)	2,045,311	$42,936,673

Service Class:
Proceeds from sale of shares	2,041,597	$20,091,308	399,979	$3,813,904	623,346	$15,141,794	845,272	$18,202,654
Reinvestment of distributions	38,258	377,147	26,690	250,192	70,148	1,667,423	28,040	684,732
Cost of shares repurchased	(1,110,705)	(10,961,898)	(471,070)	(4,572,489)	(256,726)	(6,139,546)	(142,092)	(3,162,147)

Net increase (decrease)	969,150	$9,506,557	(44,401)	$(508,393)	436,768	$10,669,671	731,220	$15,725,239

Institutional Class:
Proceeds from sale of shares	5,027,817	$48,928,368	8,512,856	$81,871,318	6,496,214	$156,385,059	3,803,655	$80,451,528
Reinvestment of distributions	646,628	6,307,190	892,864	8,414,657	629,895	15,022,999	208,697	5,110,997
Cost of shares repurchased	(5,796,894)	(56,861,576)	(15,835,719)	(148,456,385)	(1,681,058)	(40,193,974)	(1,436,301)	(32,201,821)

Net increase (decrease)	(122,449)	$(1,626,018)	(6,429,999)	$(58,170,410)	5,445,051	$131,214,084	2,576,051	$53,360,704

At December 31, 2014, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Enhanced Core Bond - three collectively own 57%; Municipal Bond - two collectively own 64%; Municipal Enhanced - two collectively own 80%; Small Cap Core - three collectively own 55%. Transactions by these shareholders may have a material impact on their respective Funds.

h. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2014, the market value of repurchase agreements outstanding for Enhanced Core Bond and Small Cap Core was $2,316,213 and $12,805,465, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of

Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as Investment Manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Gannett Welsh & Kotler, LLC (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2014, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

52

Notes to Financial Statements (continued)

Enhanced Core Bond	0.45%
Municipal Bond	0.35%
Municipal Enhanced	0.50%
Small Cap Core	0.75%

The Investment Manager has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core to 0.59%, 0.34%, 0.64% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of the Fund or a successor fund, by mutual agreement of the Investment Manager and the Trusts’ Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount. For the year ended December 31, 2014, each Fund’s components of reimbursement available are detailed in the following chart:

	Enhanced	Municipal
	Core Bond	Bond
Reimbursement Available - 12/31/13	$861,647	$1,546,047
Additional Reimbursements	229,007	1,312,291
Expired Reimbursements	(291,775)	(198,531)

Reimbursement Available - 12/31/14	$798,879	$2,659,807

	Municipal Enhanced	Small Cap Core
Reimbursement Available - 12/31/13	$702,996	$586,195
Additional Reimbursements	232,205	378,846
Expired Reimbursements	(182,324)	(158,683)

Reimbursement Available - 12/31/14	$752,877	$806,358

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.25% per annum of each Fund’s average daily net assets for this service. The Administrator for Municipal Enhanced is voluntarily waiving a portion of its administration fee on 90% of the Fund’s net assets. The waiver, which may be modified or terminated at any time, amounts to 0.10% on the first $250 million of the Fund’s net assets and 0.15% on the remaining net assets. For the year ended December 31, 2014, the amount waived was $216,037 or 0.09%.

The aggregate annual retainer paid to each Independent Trustee of the Board is $130,000, plus $7,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $35,000 per year. The Chairman of the Audit Committee receives an additional payment of $15,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds in the Trusts for which the Investment Manager serves as the advisor based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the AMG Funds family of mutual funds (“AMG Funds family”).

Prior to January 1, 2014, the aggregate annual retainer paid to each Independent Trustee of the Board was $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts formerly received an additional payment of $25,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $10,000 per year.

The Funds are distributed by AMG Distributors, Inc. (formerly Managers Distributors, Inc.) (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributors of up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Investor Class and Class C shares, respectively.

53

Notes to Financial Statements (continued)

For Enhanced Core Bond’s Service Class and for each of the Investor and Service Classes of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2014, were as follows:

	Maximum	Actual
Fund	Amount Allowed	Amount Incurred
Enhanced Core Bond
Service Class	0.10%	0.06%
Municipal Bond
Investor Class	0.25%	0.21%
Service Class	0.25%	0.18%
Municipal Enhanced
Investor Class	0.25%	0.11%
Service Class	0.25%	0.08%
Small Cap Core
Investor Class	0.25%	0.22%
Service Class	0.25%	0.15%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2014, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap Core borrowed varying amounts not exceeding $4,863,765, for four days paying interest of $162. The interest amount is included in the Statement of Operations as miscellaneous expense. Small Cap Core lent $6,334,762, for three days earning interest of $289 and Enhanced Core Bond lent $1,019,303 for five days earning interest of $86. The interest amount is included in the Statement of Operations as interest income. For the year ended December 31, 2014, Municipal Enhanced and Municipal Bond neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2014, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2014, were as follows:

	Long-Term Securities excluding (U.S.
	Government Obligations)
Fund	Purchases	Sales
Enhanced Core Bond	$16,722,128	$38,407,338
Municipal Bond	327,489,282	122,001,642
Municipal Enhanced	198,539,892	192,499,890
Small Cap Core	165,831,246	81,493,914

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$4,488,270	$9,298,711

4. PORTFOLIO SECURITIES LOANED

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral received on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At December 31, 2014, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Enhanced Core Bond	$2,219,278	$2,316,213
Small Cap Core	12,399,511	12,805,465

5. COMMITMENTS AND CONTINGENCIES

Under each Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of

54

Notes to Financial Statements (continued)

representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For security lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements which are subject to a master netting agreement as of December 31, 2014:

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral Received	Net Amount
Enhanced Core Bond
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	316,213	316,213	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Total	$2,316,213	$2,316,213	—	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$3,041,306	$3,041,306	—	—
Citigroup Global Markets, Inc.	640,241	640,241	—	—
Daiwa Capital Markets America	3,041,306	3,041,306	—	—
Nomura Securities International, Inc.	3,041,306	3,041,306	—	—
State of Wisconsin Investment Board	3,041,306	3,041,306	—	—

Total	$12,805,465	$12,805,465	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG GW&K Enhanced Core Bond, AMG GW&K Municipal Bond, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Core Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2014 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond, AMG GW&K Municipal Bond, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K Small Cap Core Funds each hereby designates $0, $1,065,265, $0 and $17,543,220, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2014, or if subsequently determined to be different, the net capital gains of such fiscal year.

55

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS II AND THE SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AS WELL AS THE BOARD OF TRUSTEES OF AMG FUNDS AND THE SHAREHOLDERS OF AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AND AMG GW&K SMALL CAP CORE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AMG GW&K Enhanced Core Bond Fund (formerly, Managers AMG GW&K Fixed Income Fund), AMG GW&K Municipal Bond Fund (formerly, GW&K Municipal Bond Fund), AMG GW&K Municipal Enhanced Yield Fund (formerly, GW&K Municipal Enhanced Yield Fund), and AMG GW&K Small Cap Core Fund (formerly, GW&K Small Cap Equity Fund) (the “Funds”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

56

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 12/1/48
• Oversees 44 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 9/23/41
• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Edward J. Kaier, 9/23/45

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Kurt A. Keilhacker, 10/5/63
• Oversees 46 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Steven J. Paggioli, 4/3/50

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Richard F. Powers III, 2/2/46
• Oversees 44 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 46 Funds in Fund Complex

Eric Rakowski, 6/5/58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present).

• Trustee since 2013	Victoria L. Sassine, 8/11/65
• Oversees 46 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Trustee of Aston Funds (27 portfolios) (2014-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 44 Funds in Fund Complex

Thomas R. Schneeweis, 5/10/47

Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (27 portfolios) (2010-Present).

57

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 4/2/52
• Oversees 46 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Trustee of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 2/7/68
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2011	Lewis Collins, 2/22/66
• Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 1999

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 1/9/76

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2010

John J. Ferencz, 3/9/62

Vice President, Chief Compliance Officer - AMG Family of Funds, AMG Funds LLC (2010-Present); Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

• Assistant Secretary since 2011

Michael S. Ponder, 9/12/73

Senior Vice President Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

• Anti-Money Laundering	Patrick J. Spellman, 3/15/74
Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

58

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

SUBADVISOR

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com

AFFILIATE SUBADVISED FUNDS

ALTERNATIVE FUNDS

AMG FQ Global Alternatives

First Quadrant, L.P.

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

(formerly Managers AMG FQ Global Essentials)

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value Fund

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

(formerly GW&K Small Cap Equity)

Gannett Welsh & Kotler, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

(formerly Systematic Value)

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

(formerly Managers AMG TSCM Growth Equity)

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets

    Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman Focused

AMG Yacktman

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Enhanced Core Bond

(formerly Managers AMG GW&K Fixed Income)

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

Gannett Welsh & Kotler, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

AMG Managers Brandywine

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers Emerging

    Opportunities

(formerly Managers Micro-Cap)

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro

    Cap Growth

Essex Investment Management Co., LLC

AMG Managers Real Estate

    Securities

CenterSquare Investment Management, Inc.

AMG Managers Skyline Special

    Equities

(formerly Skyline Special Equities Portfolio)

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Bond

AMG Managers Global Income Opportunity

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

AMG Managers Intermediate Duration Government

AMG Managers Short Duration

    Government

Amundi Smith Breeden LLC

AMG Managers Total Return Bond

(formerly Managers PIMCO Bond)

Pacific Investment Management Co. LLC

www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2014	Fiscal 2013
AMG GW&K Enhanced Core Bond Fund	$41,097	$31,170
AMG Chicago Equity Partners Balanced Fund	$26,100	$28,826
AMG Managers High Yield Fund	$50,909	$21,170
AMG Managers Short Duration Government Fund	$44,896	$35,470
AMG Managers Intermediate Duration Government Fund	$52,186	$30,470

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2014	Fiscal 2013
AMG GW&K Enhanced Core Bond Fund	$8,830	$8,830
AMG Chicago Equity Partners Balanced Fund	$6,885	$6,885
AMG Managers High Yield Fund	$8,830	$8,830
AMG Managers Short Duration Government Fund	$9,530	$9,530
AMG Managers Intermediate Duration Government Fund	$9,530	$9,530

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2014 and $0 for fiscal 2013, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2014 and 2013 for non-audit services rendered to the Funds and Fund Service Providers were $109,605 and $109,500, respectively. For the fiscal year ended December 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	March 10, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	March 10, 2015